AMERICAN VARIABLE INSURANCE SERIES

[covefr: photo cube with photos depicting automobile manufacturing plant, factory, globe, satellite, computer analyst]

1997 Annual Report
for the year ended November 30

Lit. No. VI-011-0198

FUND RESULTS AT A GLANCE
American Variable Insurance Series(R)

American Variable Insurance Series is the underlying investment vehicle for the American Legacy II variable annuity and other insurance contracts.


                                                            TOTAL RETURNS
                                 periods ended 11/30/97                       periods ended 12/31/97

                                               5-Year         10-Year                        5-Year         10-Year
                                               Average        Average                        Average        Average
                                 1-Year        Annual         Annual          1-Year         Annual         Annual
                                 Total         Compound       Compound        Total          Compound       Compound
                                 Return        Return         Return          Return         Return         Return
Page-
           Global Growth
14         Fund
           (since 4/30/97)       +6.45%*       -              -               +8.59%*        -              -
18         Growth Fund           +24.57%       +18.05%        +18.21%         +30.10%        +18.10%        +17.17%
           International
23         Fund
           (since 5/1/90)        +9.52%        +14.74%        +10.07%*        +9.06%         +14.61%        +10.11%*
           Growth-Income
30         Fund                  +22.92%       +17.94%        +16.46%         +25.84%        +17.90%        +15.62%
           Asset
36         Allocation Fund
           (since 8/1/89)        +17.90%       +14.78%        +12.39%*        +20.49%        +14.76%        +12.41%*
43         Bond Fund
           (since 1/2/96)        +9.36%        +7.90%*        -               +10.13%        +7.99%*        -
           High-Yield Bond
49         Fund                  +12.45%       +11.09%        +12.37%         +12.41%        +11.01%        +12.19%
           US Government/
           AAA-Rated
56         Securities Fund       +6.49%        +6.74%         +8.40%          +8.45%         +6.53%         +8.32%
           Cash Management
59         Fund                  +5.21%        +4.43%         +5.49%          +5.16%         +4.46%         +5.47%


*Reflects return for the lifetime of the fund, which is shorter than the complete period.

This table shows the investment results for the funds in American Variable Insurance Series. The variable annuities and life insurance contracts that use the series' funds contain certain fees and expenses not reflected here. Investment results through November 30, 1997 are through the close of our most recent fiscal year. Investment results as of December 31, 1997 are as of the end of the most recent calendar quarter.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. UNIT PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE CONTRACT. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS OR POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE PROSPECTUS.

ABOUT OUR COVER: Managing American Legacy's nine variable funds requires flexibility, a broad perspective and a wealth of expertise. Capital Research and Management Company, the funds' investment adviser, has been meeting the challenge of finding strength in diversity for more than 65 years.

DEAR INVESTORS:

OUR 1997 FISCAL YEAR - representing the 12 months ended November 30 - coincided with another strong period in U.S. financial markets. The nation's economic expansion, now in its seventh year, has been feeding on a heady combination of productivity gains, rising corporate profits and exceptionally low inflation. This unusual convergence of strong growth and low inflation buoyed investor confidence and spurred advances in both stock and bond prices. Standard & Poor's 500 Composite Index, an unmanaged measure of the largest U.S. stocks, rose 28.6% with dividends reinvested, marking the third consecutive year of gains over 20%, the first time this has happened this century. Bond markets appreciated as well, recovering from weakness in the first half of the year. The unmanaged Salomon Brothers Broad Investment-Grade Bond Index increased 7.6% on a reinvested basis.

The investment landscape was far from placid, however. In October, a free-fall in currency values and stock prices in Southeast Asia caught investors by surprise. While non-Asian markets have recovered, the crisis has injected considerable uncertainty into the investment outlook. It remains to be seen how individual companies with interests in Asia will be affected over the next year or so.

American Variable Insurance Series, which serves as the underlying investment vehiclefor the American Legacy variable annuities and other insurance contracts, benefited from the markets' gains. All nine funds in the series rose in value, some considerably. These gains, along with positive cash flows into most of the funds, significantly increased the assets of the series. As of November 30, they stood at more than $17 billion.

Here are brief comments about the investment activities of each of the funds:

THE GLOBAL GROWTH FUND, the series' newest fund option, returned 6.5% since beginning operations on April 30. We spent the past seven months carefully selecting attractive securities in a wide variety of markets. As the portfolio listing beginning on page 14 shows, the fund's holdings include multinational giants - such as Sony, Time Warner and the recently privatized France Telecom - as well as companies with a more regional focus, such as Cifra, Mexico's largest retailer, and Swedish bank ForeningsSparbanken. As is the case with all of our funds, we invest one security at a time rather than focusing on broad industries or regions. As a result, the fund is well-diversified. At November 30, it held investments in stocks of 79 companies based in 22 countries. The U.S. is the largest area of concentration with 29% of net assets. The fund, which is now almost fully invested, also has sizable concentrations in Europe (see table).

GLOBAL GROWTH FUND
Where the Fund's Assets Are Invested
(as of 11/30/97)
                  Percent of
                  Net Assets
THE AMERICAS
United States       28.6%
Canada               3.4
Argentina            3.1
Mexico               2.5
Other Americas       1.0
                    38.6
EUROPE
United Kingdom      12.7
Germany              3.7
Sweden               3.6
France               3.5
Spain                3.3
Norway               1.7
Italy                1.4
Finland               .7
Portugal              .5
Russia                .5
Other Europe          .4
                    32.0
ASIA/PACIFIC
Japan                7.7
Australia            3.8
New Zealand          1.5
Other Asia/Pacific    .8
                    13.8
OTHER COUNTRIES      3.1
Cash & Equivalents  12.5
Total              100.0%


THE GROWTH FUND was the series' biggest gainer for the year, rising 24.6%. Many of the fund's largest holdings did extremely well, posting double-, and occasionally, triple-digit returns. Enthusiasm for information technology stocks, the fund's largest sector concentration, boosted a wide range of businesses that supply computer parts and services. They included the fund's largest holding, Internet service provider America Online (+113%), disk drive maker Quantum (+99%) and Analog Devices (+74%), which manufactures circuit boards and other computer components. On a cautionary note, despite the industry's excellent long-term prospects, we believe a number of factors - the "Asian flu," stiff pricing competition and manufacturing overcapacity - may adversely affect some technology stocks over the near term. Elsewhere, media and entertainment issues rebounded strongly from a somewhat disappointing 1996. Fund holdings such as Cablevision Systems (+172%), Tele-Communications, Liberty Media Group (+103%) and Home Shopping Network operator HSN (+80%) have benefited from recent alliances and attempts to cut costs and provide new services. At the other end of the spectrum, software producer Oracle (+2%) took a breather from last year's gains, while Viacom (-7%), the entertainment conglomerate, is still struggling with management issues arising from recent acquisitions. On November 30, the fund was invested in stocks of 149 companies.

THE INTERNATIONAL FUND had a return of 9.5% for fiscal 1997. World markets presented investors with a mixed bag - broad strength in Europe and Latin America and widespread weakness in Asia. In Europe, a favorable combination of low interest rates, benign inflation and fiscal restraint bolstered investor confidence and sent stock prices higher. With nearly half of net assets invested in Europe (see table opposite), the fund was well-positioned to benefit from those trends. Most markets posted double-digit gains for the year, although a strong U.S. dollar trimmed returns somewhat for American investors. Investments in Latin America also made positive contributions to results. Among the fund's most successful holdings for the year were Brazilian utility companies CESP (+92%) and Eletrobras (+49%), Telefonos de Mexico (+63%) and Panamerican Beverages (+47%). Unfortunately, events in Southeast Asia, where about 20% of net assets were invested, hobbled the fund's results. Lax lending policies, a shaky real estate market and an overbuilding of manufacturing capacity aggravated a currency crisis and stock market rout that began in Thailand and quickly spread throughout the region. Japan, already struggling with a contracting economy and unstable financial institutions, saw stock prices plummet 25% in dollar terms. While many of our Asian investments lost ground, good stock selection meant that a number of our individual holdings increased in value during the year, including Rohm (+60%), a Japanese maker of electronic components, Sony (+33%) and Honda (+23%). Although we are obviously concerned about the short-term consequences of the turmoil in these markets, we remain optimistic about long-term prospects for the regions.
THE GROWTH-INCOME FUND had another strong year, rising 22.9%. U.S. stocks continued their extraordinary upward march, propelled by the economy's solid footing and sustained infusions of capital from enthusiastic investors. Corporate profits surged as restructuring activity and increased productivity more than offset rising wages. Among our largest commitments throughout the year, we were especially successful with our investments in health care and banks. Among the latter, we would note Northern Trust (+71%), Norwest (+60%), Bank of New York (+50%) and BankAmerica (+42%). In health care, outstanding results were achieved by two of the fund's three largest holdings:
Schering-Plough (+76%) and Pfizer (+62%). The largest single investment in the fund at both the beginning and end of the year was AT&T (+49%), which enjoyed substantial appreciation, particularly in the second part of the year. With continuing cash flow in a robust stock market, the fund's net assets grew to $6.6 billion, up 25% from a year ago. We used the opportunity to add to many current holdings, as well as purchase stocks of new companies, including several in the technology and business services sectors. Overall, the fund is broadly diversified, with stocks of 200 companies. About 86% of the fund is held in equities. The portfolio's cash and equivalents position, currently near 14% of net assets, serves as a buying reserve but would also help cushion the portfolio in a market decline.

THE ASSET ALLOCATION FUND returned 17.9%. The fund, which is managed as though it constitutes the entire investment program of a prudent investor, participated in increases in all three major asset classes. The fund's asset mix on November 30 reflected the relative gains in each market. About 61% was allocated to stocks, 29% to bonds and the remaining 10% to short-term securities. The equity portion, which is similar to a conservative growth and income fund, emphasizes large U.S. corporations with long histories of paying dividends. In a market run-up driven by blue-chip stocks, most of the fund's equity holdings posted positive returns for the year; of 54 companies held throughout the year, only six lost ground. Among the fund's larger holdings, retailers such as Wal-Mart Stores (+57%), Walgreen (+54%) and Limited (+34%) benefited from a rise in consumer spending, as did cruise line operator Carnival (+71%) and other leisure companies. Other sectors, including banking and health care, also did well. On the fixed-income side, the fund holds a combination of U.S. corporate and government bonds with an average weighted maturity of 7.1 years. During the year, declining longer term interest rates boosted bond prices and contributed to the fund's gains.

INTERNATIONAL FUND
Where the Fund's Assets Are Invested
(as of 11/30/97)
                               Percent of
                               Net Assets
EUROPE
United Kingdom                   12.3%
France                            7.2
Sweden                            4.4
Switzerland                       4.1
Germany                           4.0
Spain                             3.7
Italy                             2.5
Norway                            2.3
Finland                           2.1
Netherlands                       1.7
Portugal                          1.4
Luxembourg                        1.0
Russia                             .9
Greece                             .5
Other Europe                       .4
                                 48.5
ASIA/PACIFIC
Japan                            11.8
Australia                         5.0
Hong Kong                         4.8
People's Republic of China        1.3
Philippines                       1.0
South Korea                        .7
Taiwan                             .7
Indonesia                          .5
Other Asia/Pacific                 .1
                                 25.9
THE AMERICAS
Canada                            5.0
Mexico                            4.2
Brazil                            3.9
Argentina                          .5
Peru                               .5
Other Americas                     .4
                                 14.5
OTHER COUNTRIES                   2.3
Cash & Equivalents                8.8
Total                           100.0%


THE BOND FUND increased 9.4% for the fiscal year. The fund is diversified across a wide spectrum of fixed-income securities, and it participated strongly in the broad rebound in bond prices during the second half of the year. Fixed-income investors, concerned about rising inflationary pressures earlier in the year, were reassured by midsummer that cost increases would remain subdued, even as the labor market tightened amid rising productivity. U.S. bonds were further buoyed by sharp stock declines in August and October, which sent many investors on a "flight to quality" to fixed-income securities. The Asian crisis also helped push down interest rates in the U.S. and other developed economies, although it drove up yields significantly in the affected countries. (Bond prices move in the opposite direction of yields.) The fund has the flexibility to invest in nearly every type of bond to seek attractive returns for investors. On November 30, nearly half of the portfolio was invested in corporate bonds; 30% was held in lower rated instruments, which pay higher yields to compensate for their higher risk of default. Bonds denominated in non-U.S. currencies, representing about 5% of net assets, accounted for a growing proportion of the portfolio. In keeping with its high-quality emphasis, the fund held about one-quarter of net assets in government-backed bonds and about 20% in top-rated short-term securities. We are also pleased to report that this relatively new fund has continued to grow: Net assets during the year nearly doubled to $144 million.

THE HIGH-YIELD BOND FUND posted a 12.4% gain for the 12 months ended November
30. The market for lower rated securities continued to flourish, charged by dual currents - robust stock prices, which raised the credit standing of many corporate issuers, and lower interest rates, which sent investors clamoring for yield. Increased demand for these bonds has created a certain amount of market "froth," without regard to company fundamentals. In this environment, proprietary research is particularly critical, given the higher risks of high-yield bonds and a lack of knowledge on Wall Street about many issuers. Our analysts spend considerable time researching each company under consideration for the fund. We select securities on an issue-by-issue basis, with a focus not only on yield but also on capital appreciation. The fund continues to emphasize rapidly growing industries such as networking and wireless communication. It also invests in companies with relatively stable cash flows, such as forest and paper businesses (Container Corp. of America), cable television operators (Cablevision Systems) and health care providers (Integrated Health Services). At the close of the fiscal year, 78% of net assets was invested in lower rated issues - Ba and BB or below - with the balance in other bonds, short-term securities and stocks.

THE U.S. GOVERNMENT/AAA-RATED SECURITIES FUND rose 6.5%. U.S. Treasuries did particularly well in the rally that pushed bond prices higher in the second half of the year. With scant evidence of inflation on the horizon, optimistic investors sent yields on 10-year Treasury bonds down to a low of 5.8% in October. Although most fixed-income securities benefited from the stream of positive economic data, Treasuries were further helped by increased demand from foreign buyers for dollar-denominated investments, a lower federal budget deficit and the comfort of a government guarantee. The fund seeks attractive income and preservation of principal from the highest quality bonds, with investments limited primarily to obligations issued or guaranteed by the U.S. Treasury and federal agencies. As of November 30, Treasuries accounted for 45% of net assets. Roughly the same amount, 44%, was held in mortgage- and asset-backed securities, which helped provide a yield advantage and good total return during the year. The remainder was invested in high-grade short-term securities, corporate bonds and other agency obligations.

THE CASH MANAGEMENT FUND had a 5.2% return for the year. The fund, which is managed for relatively stable value, provided a quiet harbor in the comparatively stormy seas of stock and bond markets. The Federal Reserve Board kept a light touch on monetary policy, raising short-term rates only once, in March, in a pre-emptive strike against inflation. Since then consumer prices have risen only slightly, and short-term rates have remained relatively flat. The fund continues to emphasize quality by concentrating its assets in high-grade commercial paper (short-term loans to major corporations) and federal agency discount notes (short-term loans to government agencies). All the money market securities in the portfolio carry the highest credit rating from Standard & Poor's and Moody's Investors Service. Many investors choose the fund as a diversification tool in their overall financial programs, while others use it as a base from which to make regular investments into other funds.

The series' nine variable funds provide a unique opportunity to pursue a broad range of investment objectives within a single financial program. In the article beginning on page 8, we explain how the funds' investment adviser meets the challenge of managing that diversity.

We look forward to reporting to you again in six months.

Cordially,

/s/Thomas E. Terry
Thomas E. Terry
Chairman of the Board

American Variable Insurance Series

/s/James F. Rothenberg
James F. Rothenberg
President


American Variable Insurance Series

January 16, 1998



HOW A $10,000 INVESTMENT HAS GROWN

These charts show the growth of a $10,000 investment over the past 10 years - or lifetime if shorter than 10 years - of each of the investment portfolios in American Variable Insurance Series (with the exception of the Cash Management Fund, which is managed to provide preservation of principal). The tables below the charts show the average annual compound returns on an investment over various periods. The funds in American Variable Insurance Series have no sales charges. However, the variable annuity and life insurance contracts that use the series' funds contain certain fees and expenses not reflected here.

[begin charts]
Investments primarily in stocks

GLOBAL GROWTH FUND
$11,072     MCSCI World Index /1/
$10,645     Global Growth Fund
$10,081     Consuimer Price Index

                     Global               Consumer             MSCI
                     Growth               Price                World
Date                 Fund                 Index                Index/1/
04/30/97             $10,000              $10,000              $10,000
05/31/97              10,420              9,994                10,619
06/30/97              10,650              10,006               11,150
07/31/97              11,070              10,019               11,666
08/31/97              10,580              10,037               10,887
09/30/97              11,307              10,062               11,480
10/31/97              10,686              10,087               10,878
11/30/97              10,645              10,081               11,072

                          Ended            Ended
                          11/30/97         12/31/97
Lifetime                  +6.45%           +8.59%
(total return since 4/30/97)



Investments primarily in stocks
GROWTH FUND
$55,623 S&P 500 Index
$53,296 Growth Fund
$13,995 Consumer Price Index

                                          S&P                  Consumer
                     Growth               500                  Price
Date                 Fund                 Index                Index

11/30/87             10,000               10,000               10,000
11/30/88             12,234               12,332               10,425
11/30/89             16,989               16,136               10,910
11/30/90             15,651               15,557               11,594
11/30/91             19,548               18,731               11,941
11/30/92             23,243               22,202               12,305
11/30/93             26,865               24,441               12,634
11/30/94             27,650               24,687               12,972
11/30/95             37,425               33,832               13,310
11/30/96             42,785               43,267               13,743
11/30/97             42,296               55,623               13,995

                          Ended             Ended
                          11/30/97          12/31/97

One Year                  +24.57%           +30.10%
Five Years                +18.05            +18.10
10 Years                  +18.21            +17.17
Lifetime                  +16.51            +16.60
(since 2/8/84)


Investments in both stocks and bonds
ASSET ALLOCATION FUND
$34,975 S&P 500 Index
$26,460 Asset Allocation Fund
$19,874 Salomon Bros. BIG Index /3/
$12,982 Consumer Price Index

                                                                   Salomon
                 Asset           S&P              Consumer         Brothers
                 Allocation      500              Price            BIG
Date             Fund            Index            Index            Index/3/
8/1/89           10,000          10,000           10,000           10,000
11/30/89         10,170          10,146           10,121           10,233
5/31/90          10,313          10,770           10,386           10,378
11/30/90         9,932           9,782            10,756           11,015
5/31/91          11,549          12,040           10,900           11,690
11/30/91         11,683          11,778           11,077           12,602
5/31/92          12,732          13,236           11,230           13,163
11/30/92         13,283          13,960           11,415           13,749
5/31/93          14,183          14,772           11,592           14,669
11/30/93         14,690          15,368           11,720           15,261
5/31/94          14,625          15,396           11,857           14,803
11/30/94         14,611          15,523           12,034           14,797
5/31/95          16,922          18,503           12,235           16,508
11/30/95         18,915          21,273           12,347           17,432
5/31/96          20,321          23,778           12,588           17,227
11/30/96         22,443          27,205           12,749           18,475
5/31/97          24,154          30,787           12,870           18,652
11/30/97         26,460          34,975           12,982           19,874

                          Ended             Ended
                          11/3097           12/31/97

One Year                  +17.90%           +20.49%
Five Years                +14.78            +14.76
Lifetime                  +12.39            +12.41
(since 8/1/89)


Investments primarily in bonds
BOND FUND
$11,564 Bond Fund
$11,246 Salomon Bros BIG Index /3/
$10,521 Consumer Price Index

                                                               Salomon
                     Bond                 Consumer             Brothers
                     Fund                 Price                BIG
Date                                      Index                Index/3/
1/2/96               10,000               10,000               10,000
2/29/96              9,850                10,091               9,897
5/31/96              8,750                10,202               9,748
8/31/96              9,961                10,248               9,886
11/30/96             10,574               10,332               10,454
2/28/97              10,751               10,397               10,413
5/31/97              10,880               10,430               10,554
8/31/97              11,308               10,476               10,875
11/30/97             11,564               10,521               11,246

                          Ended             Ended
                          11/3097           12/31/97

One Year                  +9.36%            +10.13%
Lifetime                  +7.90             +7.99
(since 1/2/96)


Investments primarily in stocks
INTERNATIONAL FUND
$20,701 International Fund
$16,483 MSCI EAFE Index /2/
$12,529 Consumer Price Index

                     International        MSCI                 Consumer
                     Fund                 EAFE                 Price
Date                                      Index/2/             Index
5/1/90               10,000               10,000               10,000
11/30/90             9,492                9,483                10,380
5/31/91              10,291               11,583               10,520
11/30/91             10,314               10,310               10,691
5/31/92              11,453               10,261               10,838
11/30/92             10,407               9,508                11,016
5/31/93              11,811               11,968               11,187
11/30/93             13,288               11,852               11,311
5/31/94              14,330               13,648               11,443
11/30/94             14,626               13,646               11,614
5/31/95              15,218               14,362               11,808
11/30/95             16,202               15,943               11,916
5/31/96              17,832               16,504               12,149
11/30/96             18,902               17,195               12,304
5/31/97              21,553               16,483               12,421
11/30/97             20,701               23,115               12,529

                          Ended             Ended
                          11/30/97          12/31/97

One Year                  +9.52%            +9.06%
Five Years                +14.74            +14.61
Lifetime                  +10.07            +10.11
(since 5/1/90)


Investments primarily in stocks
GROWTH-INCOME FUND
$55,623 S&P 500 Index
$45,901 Growth-Income Fund
$13,995 Consumer Price Index

                     Growth-              S&P                  Consumer
                     Income               500                  Price
Date                 Fund                 Index                Index
11/30/87             10,000               10,000               10,000
11/30/88             12,213               12,332               10,425
11/30/89             15,549               16,136               10,910
11/30/90             14,730               15,557               11,594
11/30/91             17,356               18,731               11,941
11/30/92             20,116               22,202               12,305
11/30/93             22,455               24,441               12,634
11/30/94             23,176               24,687               12,972
11/30/95             30,856               33,832               13,310
11/30/96             37,342               43,267               13,743
11/30/97             45,901               55,623               13,995

                          Ended             Ended
                          11/30/97          12/31/97

One Year                  +22.92%           +25.84%
Five Years                +17.94            +17.90
10 Years                  +16.46            +15.62
Lifetime                  +16.01            +16.02
(since 2/8/84)


Investments primarily in bonds
HIGH-YIELD BOND FUND
$34,031 Salomon Bros. Long-Term High-Yield Index
$32,105 High-Yield Bond Fund
$24,237 Salomon Bros BIG Index /3/
$13,995 Consumer Price Index

                                  Salomon                            Salomon
                 High-            Bros.                              Bros.
                 Yield            Long-Term        Consumer          BIG
                 Bond             Index            Price             Index/3/
Date             Fund                              Index
11/30/87         10,000           10,000           10,000            10,000
11/30/88         11,695           11,692           10,425            10,926
11/30/89         12,964           11,667           10,910            12,479
11/30/90         13,288           10,497           11,594            13,433
11/30/91         16,772           15,087           11,941            15,368
11/30/92         18,975           17,981           12,305            16,767
11/30/93         22,219           21,676           12,634            18,611
11/30/94         20,950           20,762           12,972            18,045
11/30/95         25,100           26,574           13,310            21,258
11/30/96         28,551           29,232           13,743            22,530
11/30/97         32,105           34,031           13,995            24,237

                          Ended             Ended
                          11/30/97          12/31/97

One Year                  +12.45%           +12.41%
Five Years                +11.09            +11.01
10 Years                  +12.37            +12.19
Lifetime                  +13.01            +13.03
(since 2/8/84)

Investments primarily in bonds
U.S. GOVERNMENT/AAA-RATED SECURITIES FUND
$23,845 Salomon Bros. Treasury/Govt.-Sponsored/Mortgage Index
$22,394 US Govt./AAA-Rated Securities Fund
$13,995 Consumer Price Index

                     U.S., Govt./         Salomon Bros.
                     AAA-Rated            Treas/Gov.          Consumer
Date                 Securities           Spon./Mortg.         Price
                     Fund                 Index                Index
11/30/87             10,000               10,000               10,000
11/30/88             10,950               10,881               10,425
11/30/89             12,134               12,434               10,910
11/30/90             12,996               13,436               11,594
11/30/91             14,716               15,306               11,941
11/30/92             16,164               16,656               12,305
11/30/93             18,209               18,399               12,634
11/30/94             17,375               17,872               12,972
11/30/95             19,935               10,935               13,310
11/30/96             21,030               22,174               13,743
11/30/97             22,394               23,845               13,995

                          Ended             Ended
                          11/30/97          12/31/97

One Year                  +6.49%            +8.45%
Five Years                +6.74             +6.53
10 Years                  +8.40             +8.32
Lifetime                  +8.27             +8.29
(since 12/1/85)


The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

/1/Morgan Stanley Capital International World Index

/2/Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index

\/3/Salomon Brothers Broad Investment-Grade (BIG) Bond Index
[end charts]
S

TRENGTH IN DIVERSITY

[photo cube:  factory workers, computer analysts]

A look at the multifaceted world of Capital Research and Management Company

Your American Legacy variable annuity contract gives you a wide range of investment choices. From the growth-oriented International Fund to the Cash Management Fund, the variable funds cover the investment spectrum. Capital Research and Management Company (CRMC), investment adviser to all nine of the variable funds, is well-suited to the task of managing that diversity of options.

[American Legacy(R) A Variable Annuity]

[Lincoln Life(R)]

[American Funds Distributors(R)]

The very qualities that set your variable annuity apart - diversity, choice and flexibility - are also the hallmarks of the investment firm that oversees your financial assets. "Multiple points of view are inherent in every process we have," notes Jim Rothenberg, president of American Variable Insurance Series (as the variable funds are known collectively). "They are key ingredients in our effort to achieve superior long-term returns with low volatility." The diversity of that effort is evident in all aspects of the Capital organization. It spans international borders, languages and investment styles.

[sphere with 9 cubes represnting the funds within the Series: Global Growth Fund, Growth-Income Fund, Growth Fund, High-Yield Bond Fund, Asset Allocation Fund, International Fund, U.S. Government/AAA-Rated Securities Fund, Bond Fund, Cash Management Fund]

[Begin sidebar]
A WORLD OF INVESTMENT CHOICES

American Legacy's nine variable funds encompass a broad diversity of investments - from international stocks to U.S. Treasury bonds. Each fund has a distinct investment objective. Contractholders may also opt for one of two fixed accounts managed by The Lincoln National Life Insurance Company, which issues your contract.
[End sidebar]

GEOGRAPHIC DIVERSITY

Today's economy is truly global. Giant multinational companies do the majority of their business outside the countries in which they are based. A vast expansion of economic freedom has opened new markets for consumer goods and services. Technological innovations have created industries that did not exist a decade ago. Credit markets are growing as businesses expand capacity to meet demand.

CRMC has a long history of international investing. Recognizing the growing importance of a worldwide perspective on financial markets, the Capital organization set up its first non-U.S. research base in the early 1960s. That single office in Geneva is now part of an elaborate global intelligence network of nine research offices in many of the world's major financial centers.

Don O'Neal, a San Francisco-based portfolio counselor for the Global Growth Fund and Growth Fund, believes that CRMC's geographic reach gives it an important competitive edge. "No matter where you invest," he says, "the ability to take a $local look' at global markets lets you be responsive to opportunities that other investors may have missed."

Today, The Capital Group Companies, of which CRMC is a part, is one of the largest U.S.-based investors in international assets, according to Institutional Investor magazine. In fact, nearly every variable fund in American Legacy has some holdings in securities issued in countries outside the United States.

While other investment companies have offices around the world, few are as globally integrated as CRMC. "It's not just the communication that's so impressive," says Martial Chaillet, a Geneva-based portfolio counselor for the Global Growth Fund and International Fund. "It's also the process linked to the communication that makes CRMC so special." Portfolio counselors and analysts share information at weekly conference calls, and visit companies together so that people with different responsibilities can contribute their perspectives to investment decisions. This dynamic helps generate a depth of understanding that few investment firms can match.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM AT WORK:
Research Analysts Portfolio (typically 25% to 30% of assets)

[pie chart divided into four equal parts: research analysts portfolio, Claudia Huntington, Jim Dontun, Bob O'Donnell]

THE GROWTH-INCOME FUND

[photo:  Claudia Huntington]
Claudia Huntington:
22 years of investment experience

[Photo:  Jim Dunton]
Jim Dunton:
36 years of investment experience

[Photo:  Bob O'Donnell]
Bob O'Donnell:
26 years of investment experience

[Begin sidebar]
A VARIETY OF VIEWPOINTS

The multiple portfolio counselor system accommodates a range of investment styles. For example, the Growth-Income Fund, the series' largest based on assets, has three portfolio counselors, with an average of 28 years of investment experience. Each manages his or her portion as though it were an entire fund. An additional portion is managed by the fund's research analysts. [End sidebar]

A RANGE OF PERSPECTIVES

That spectrum of opinions is also at the heart of CRMC's unusual investment management process: the multiple portfolio counselor system. The assets of each variable fund are divided among several portfolio counselors, each of whom manages his or her portion independently. These "generalists" invest in a wide range of companies and industries. Their investment decisions are part of a collaborative effort with a group of research analysts - "specialists" who recommend securities from the particular industries or regions they follow. In most cases, analysts also manage a segment of a variable fund, bringing their extensive knowledge directly to bear on the investment process. All investments are monitored for consistency with the particular objectives and overall guidelines of each variable fund.

The multiple portfolio counselor system, which CRMC originated in 1958, has a number of benefits. It encourages independent thinking, accommodates growing funds and assures continuity if responsibilities change hands. Portfolio counselors and research analysts have the freedom to act on the ideas they feel most strongly about. Most importantly, it gives contractholders the benefit of a range of viewpoints and investment styles.

Claudia Huntington, who has been with Capital for nearly two decades, was a research analyst for the Growth-Income Fund for five years before becoming a portfolio counselor for the fund three years ago. Over the years, she has noted that some investment styles have been particularly well-suited to relatively expensive markets, while other investment styles have shone during a downturn. "CRMC's flexible approach gives contractholders the luxury of not being stuck with just one investment style," says Claudia. "That's particularly important for long-term investors, who will probably experience a variety of market conditions over their financial lifetimes."

[photo:  stock exchange floor]

A DIVERSITY OF BACKGROUNDS

Of course, an organization is only as good as its people, and CRMC does its best to attract some of the most talented in the industry. The men and women who research and manage your investments are part of a diverse group, hailing from more than 30 countries and speaking more than two dozen languages. This diversity adds an important multicultural dimension to recognizing global investment opportunities.

The professionals who oversee your assets have significant investment experience. The funds' 18 portfolio counselors have been with the Capital organization for an average of 18 years. Many have witnessed virtually every type of market, from long upward movements to dramatic one-day declines and periods of steady erosion. Their maturity provides a critical historical perspective to the investment process, while the enthusiasm of their younger colleagues helps invigorate the organization.

[Begin sidebar]
CULTURAL DIVERSITY

Capital's investment professionals hail from many cultural and professional backgrounds. That diversity helps them understand local business practices better; at the same time, it brings a global perspective to the investment process.
[End sidebar]

[map]
Countries of origin of the Capital organization's investment professionals

Argentina
Australia
Belgium
Brazil
Burma (Myanmar)
Canada
Chile
China
Denmark
Egypt
France
Germany
Hong Kong
India
Italy
Japan
Korea
Malaysia
Mexico
New Zealand
Poland
Romania
Singapore
Sri Lanka
Sweden
Switzerland
Taiwan
Turkey
Ukraine
United Kingdom
United States
Vietnam
[End map]

Frequently, CRMC's stock and bond analysts share information about a company under consideration. "In the high-yield sector, we invest in a lot of entrepreneurial, world-class companies, many of which do not have publicly traded stocks," says Susan Tolson, a portfolio counselor for the High-Yield Bond Fund who works from CRMC's Los Angeles office. "Our global research network is clearly an advantage. Our fixed-income and equity analysts are able to have comprehensive dialogues to help find rewarding investment opportunities."

A BROAD SPECTRUM OF SECURITIES

As you can see by the portfolio listings beginning on page 14, American Legacy's variable funds encompass a wide range of investments. Some emphasize stocks or bonds of well-known U.S. corporations. Others invest in securities issued by countries or companies outside the U.S. Almost all hold a portion in short-term obligations maturing in under three months. CRMC invests in thousands of securities - one at a time. All of the funds' portfolios are built on a company-by-company basis rather than emphasizing particular regions, countries or industries. This "bottom-up" approach means that CRMC's investment professionals can focus on investments which they believe are most appropriate for the funds, and which offer the greatest potential for growth.

It's an approach that requires extensive research. Before purchasing a security, analysts may spend hundreds of hours meeting with managers, suppliers, customers and competitors. They will consult with industry specialists, economists and government officials. Only then - and only if the price seems reasonable - will they recommend that investment for one of the variable funds. The scope of CRMC's research effort is virtually unparalleled in the industry: Last year, the company spent more than $50 million on over 7,500 research visits around the world.

CRMC's research process is part of a constant search for value, another hallmark of the organization. "To us, value doesn't just mean low price-earnings multiples," says Don O'Neal. "It means buying something worth 100 cents for meaningfully less than 100 cents." Instead of asking, "Where will this stock be in three to six months", analysts try to determine, "Where will this company be in five or ten years?" That test for value applies to every security they consider.

BOUND BY A COMMON PHILOSOPHY

A global perspective. Multiple viewpoints. Cultural diversity. Meticulous research. What brings these disparate elements together? All of CRMC's investment professionals share a common goal: achieving consistently superior long-term investment results.

"What unifies us as an organization, and what distinguishes CRMC from many other investment firms," says Jim Rothenberg, "is that we focus on the fundamentals, and then make investments that reflect informed judgments about what we think is good for contractholders over the long term." For a lifelong program like the American Legacy variable annuity, consistency over the long term can be tremendously reassuring, no matter which investment options you've chosen.

For use with American Legacy variable annuity contract forms 23591, 25338, 28618, and 28276.

AMERICAN VARIABLE INSURANCE SERIES GLOBAL GROWTH FUND
Investment Portfolio,  November 30, 1997
(Unaudited)
Where the Fund's Assets Are Invested
                                                             Percent of Percent of
                                                             Net Assets Net Assets
                                                             -----------------------
The Americas                                                      38.63%
Europe                                                            32.01%
Asia/Pacific                                                      13.81%
Other Countries                                                    3.10%
Cash & Equivalent                                                 12.45%
                                                                 100.00%

Largest Individual Equity Holdings

Zeneca Group                                                      4.73%
Telefonica de Espana                                            3.28
Telecom Argentina STET-France Telecom                           3.11
ForeningsSparbanken                                             2.96
Rentokil Group                                                  2.29
Bank of Nova Scotia                                             2.23
Time Warner                                                     2.23
Schlumberger                                                    2.22
Suzuki Motor                                                    2.14
Reuters Holdings                                                2.02


                                                                            Market    Percent
                                                              Number of      Value     of Net
Stocks (common and preferred)                                    Shares      (000)     Assets
------------------------------------------------------       ----------- ---------     ------
TELECOMMUNICATIONS - 13.75%
Telefonica de Espana, SA (American Depositary
 Receipts) (Spain)                                                 47900 $   4,143
Telefonica de Espana, SA                                             500         14     3.28%
Telecom Argentina STET-France Telecom SA, Class B
 (American Depositary Receipts) (Argentina)                       128500       3943       3.11
Telecom Italia SpA, nonconvertible shares (Italy) (formerly
 STET - Societa Finanziaria Telefonica p.a.)                      445000       1748       1.38
AirTouch Communications (USA) (1)                                  36500       1433       1.13
Mannesmann AG (Germany)                                             2850       1325       1.05
Orange PLC (United Kingdom) (1)                                   262000       1103        .87
Cable and Wireless PLC (United Kingdom)                           211100        937        .74
France Telecom (France)                                            19400        712        .56
TELECEL - Comunicacoes Pessoais, SA (Portugal)                      6700        612        .48
Telefonos de Mexico, SA de CV, Class L (American Depositary
 Receipts) (Mexico)                                                10800        535        .42
Millicom International Cellular SA (Luxembourg) (1)                14000        522        .41
Compania de Telecomunicaciones de Chile SA (American
  Depositary Receipts) (Chile)                                     15000        406        .32
BUSINESS & PUBLIC SERVICES - 10.26%
Rentokil Group PLC (United Kingdom)                             690,800      2,909        2.29
Reuters Holdings PLC (United Kingdom)                           226,700      2,556        2.02
America Online, Inc. (USA) (1)                                   24,500      1,850        1.46
Brambles Industries Ltd. (Australia)                             90,200      1,719        1.36
Cie. Generale des Eaux (France)                                  11,800      1,558        1.23
USA Waste Services, Inc. (USA) (1)                               42,000      1,389        1.10
Columbia/HCA Healthcare Corp. (USA)                              19,000        561         .44
CUC International Inc. (USA) (1)                                 16,000        460         .36
HEALTH & PERSONAL CARE - 10.03%
Zeneca Group PLC (United Kingdom)                                 184960       5901
Zeneca Group PLC (American Depositary Receipts)                     1000         96       4.73
Avon Products, Inc. (USA)                                          42900       2480       1.96
Pfizer Inc (USA)                                                   27650       2012       1.59
Glaxo Wellcome PLC (United Kingdom)                                52900       1161        .91
Omnicare, Inc. (USA)                                               37000       1068        .84
ELECTRONIC COMPONENTS - 7.44%
Rohm Co., Ltd. (Japan)                                             21000       2071       1.63
Murata Manufacturing Co., Ltd. (Japan)                             68000       2038       1.61
Texas Instruments Inc. (USA)                                       34000       1675       1.32
Micron Technology, Inc. (USA) (1)                                  57500       1430       1.13
Altera Corp. (USA) (1)                                             19000        889        .70
Advanced Micro Devices, Inc. (USA)(1)                            40,000        873         .69
Kyocera Corp. (Japan)                                               9500        458        .36
BANKING - 6.17%
ForeningsSparbanken AB (Sweden) (formerly Sparbanken
  Sverige AB)                                                     147200     3,745        2.96
Bank of Nova Scotia (Canada)                                       64500     2,827        2.23
Washington Mutual, Inc. (USA)                                      18000     1,244         .98
BROADCASTING & PUBLISHING - 5.75%
Time Warner Inc. (USA)                                           48,500      2,825        2.23
ProSieben Media AG non-voting, preferred shares (Germany) (1)    36,000      1,725        1.36
Viacom Inc., Class B, non-voting shares (USA)(1)                 33,000      1,155         .91
TV Azteca, SA de CV (American Depositary Receipts) (Mexico) (    47,600        985         .78
SOFTBANK CORP. (Japan)                                             17600        317        .25
Nasionale Pers Beperk (South Africa)                             34,800        287         .22
LEISURE & TOURISM - 5.17%
HFS Inc. (USA)(1)                                                  25000       1716       1.35
Village Roadshow Ltd., Class A, preferred
 shares (Australia)                                               866000       1680       1.33
Host Marriott Corp. (USA)(1)                                       65000       1353       1.07
Walt Disney Co. (USA)                                              10225        971        .77
Carnival Corp., Class A (USA)                                      15350        830        .65
AUTOMOBILES - 4.48%
Suzuki Motor Corp. (Japan)                                        249000       2709       2.14
Bayerische Motoren Werke AG (Germany)                               2200       1641       1.29
Chrysler Corp. (USA)                                               38800       1331       1.05
ENERGY SOURCES - 3.87%
Fletcher Challenge Energy (New Zealand)                         467,088      1,899        1.50
Woodside Petroleum Ltd. (Australia)                             142,000      1,015         .80
Oryx Energy Co. (USA) (1)                                        29,000        783         .62
Oil Co. LUKoil (American Depositary Receipts) (Russia)            9,200        706         .55
TOTAL, Class B (American Depositary Receipts) (France)            9,600        505         .40
MERCHANDISING - 3.34%
Consolidated Stores Corp. (USA)(1)                               40,000      1,945        1.53
Viking Office Products, Inc. (USA) (1)                           55,000      1,275        1.01
Cifra, SA de CV, Class B (American Depositary
 Receipts) (Mexico)                                               485000       1009        .80
DATA PROCESSING & REPRODUCTION - 2.73%
Netscape Communications Corp. (USA)(1)                             48300       1376       1.08
Oracle Corp. (USA)(1)                                              34600       1153        .91
Dassault Systemes SA (France)                                      29600        787        .62
Ascend Communications, Inc. (USA) (1)                               6000        150        .12
ENERGY EQUIPMENT - 2.22%
Schlumberger Ltd. (Netherlands Antilles)                         34,200      2,815        2.22
METALS:  NONFERROUS - 2.03%
Aluminum Co. of America (USA)                                      11000        740        .58
Freeport-McMoRan Copper & Gold Inc. (USA)                          35000        733        .58
Rio Tinto PLC (United Kingdom) (formerly RTZ Corp.)                46400        560        .45
Inco Ltd. (Canada)                                                 28000        534        .42
APPLIANCES & HOUSEHOLD DURABLES - 1.72%
Sony Corp. (Japan)                                               25,600      2,184        1.72
MULTI-INDUSTRY - 1.58%
Orkla AS, Class A (Norway)                                       13,300      1,146         .91
Incentive AB, Class A (Sweden)                                    9,600        851         .67
ELECTRICAL & ELECTRONICS - 1.51%
Northern Telecom Ltd. (Canada)                                     11200       1006        .79
Thomson-CSF (France)                                               31300        905        .72
BEVERAGES & TOBACCO - 0.78%
Fomento Economico Mexicano, SA de CV, Class B (Mexico)             75000        618        .49
Coca-Cola Amatil Ltd. (Australia)                                  50310        373        .29
MACHINERY & ENGINEERING - 0.78%
Kaerner AS (Norway)                                              20,000        987         .78
CHEMICALS - 0.69%
BOC Group PLC (United Kingdom)                                   55,000        877         .69
AEROSPACE & MILITARY - 0.67%
General Motors Corp., Class H (USA)                              12,700        851         .67
FINANCIAL SERVICES - 0.66%
Credicorp Ltd. (Peru)                                            46,000        840         .66
FOOD & HOUSEHOLD PRODUCTS - 0.66%
Raisio Group (Finland)                                            7,300        839         .66
TEXTILES & APPAREL - 0.43%
Nine West Group Inc. (USA) (1)                                   20,000        544         .43
MISCELLANEOUS
Other stocks in initial period of acquisition                                  1046        .83
                                                                        ----------------------
TOTAL STOCKS (cost: $112,505,000)                                            110980      87.55
                                                                        ----------------------


                                                              Principal     Market    Percent
                                                                 Amount      Value     of Net
Short-Term Securities                                             (000)      (000)     Assets
-----------------------------------------------------------------------------------   -------
CORPORATE SHORT-TERM NOTES - 9.64%
Bell Atlantic Financial Services, Inc. 5.70% due 1/14/98         $2,500      2,482        1.96
General Mills, Inc. 5.62% due 1/9/98                              2,400      2,385        1.88
Sara Lee Corp. 5.53% due 12/4/97                                  2,300      2,299        1.81
American Express Credit Corp. 5.54% due 12/22/97                  1,300      1,296        1.02
Beneficial Corp. 5.70% due 1/12/98                                1,300      1,291        1.02
Lucent Technologies Inc. 5.49% due 12/18/97                       1,100      1,097         .87
Monsanto Co. 5.48% due 12/4/97 (2)                                   800        799        .63
Associates Corp. of North America 5.75% due 12/1/97                 569        569         .45

FEDERAL AGENCY DISCOUNT NOTES - 2.52%
Freddie Mac 5.43%-5.47% due 12/11-12/15/97                        3,200      3,194        2.52
                                                                        ---------------------
TOTAL SHORT-TERM SECURITIES (cost: $15,412,000)                             15,412       12.16
                                                                        ---------------------
TOTAL INVESTMENT SECURITIES (cost: $127,917,000)                           126,392       99.71

Excess of cash and receivables over payables                                   370         .29
                                                                        ------------------------
NET ASSETS                                                                $126,762    100.00%
                                                                          ========   ========

1 Non-income-producing securities.
2 Purchased in a private placement transaction;
resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Stocks appearing in the portfolio since May 31, 1997
AirTouch Communications
Altera
BOC Group
Cable and Wireless
Credicorp
CUC International
Dassault Systemes
Fletcher Challenge Energy
Fomento Economico Mexicano
France Telecom
Freeport-McMoRan Copper & Gold
General Motors
Glaxo Wellcome
Incentive
Kvaerner
Kyocera
Mannesmann
Micron Technology
Millicom International Cellular
Nine West Group
Oil Co. LUKoil
Orange
Orkla
Oryx Energy
ProSieben Media
Raisio Group
Sony
TELECEL - Comunicacoes Pessoais
Telecomunicaciones de Chile
Telefonos de Mexico
Texas Instruments
Thomson-CSF
Time Warner
TOTAL
TV Azteca
Viking Office Products
Washington Mutual





Stocks eliminated from the portfolio since May 31, 1997
HSBC Holdings
Sybase
U S WEST Media
Waste Management


GROWTH FUND
Investment Portfolio  November 30, 1997
------------------------------------------------------

STOCKS                                       89.86%

CASH &
EQUIVALENTS                           10.14%
------------------------------------------------------

                                                        Percent
                                                         Of Net
Largest Individual Stocks                                Assets
------------------------------------------------------        -

America Online                                             5.60%
Time Warner                                                 4.05
Walt Disney                                                 2.80
Viacom                                                      2.51
Tele-Communications, Liberty Media Group                    2.22
Tele-Communications, TCI Group                              2.10
Texas Instruments                                           1.97
King World Productions                                      1.72
Oracle                                                      1.70
Guidant                                                     1.62

                                                                     Market Percent
                                                      Number of       Value of Net
Stocks (common and preferred)                            Shares       (000) Assets
--------------------------------------------                  -           -      -
Broadcasting & Publishing- 17.91%
Time Warner Inc.                                       3,302,575   $192,375   4.05%
Viacom Inc., Class B (1)                               3,400,000    119,000    2.51
Tele-Communications, Inc., Series A, Liberty Media Gro 3,120,137    105,305    2.22
Tele-Communications, Inc., Series A, TCI Group (1)     4,350,000     99,642    2.10
HSN, Inc. (1)                                          1,485,000     66,268    1.40
News Corp. Ltd., preferred shares (American
 Depositary Receipts) (Australia)                      1,867,500     36,883
News Corp. Ltd. (American Depositary Receipts)         1,270,000     27,543    1.36
Comcast Corp., Class A, special stock                  2,000,000     56,000    1.18
Cox Communications, Inc., Class A (1)                  1,400,000     47,513    1.00
BHC Communications, Inc., Class A (1)                    286,189     35,917     .76
Jones Intercable, Inc., Class A (1)                    1,525,000     21,350     .45
Cablevision Systems Corp., Class A (1)                   240,000     19,665     .41
United International Holdings, Inc., Class A (1)       1,180,000     12,390     .26
Adelphia Communications Corp., Class A (1)               393,400      5,704     .12
Jacor Communications, Inc. (1)                           100,000      4,375     .09

Business & Public Services- 11.60%
America Online, Inc. (1)                               3,520,000    265,760    5.60
Columbia/HCA Healthcare Corp.                          1,597,500     47,126     .99
Federal Express Corp. (1)                                550,000     36,884     .78
CUC International Inc. (1)                             1,061,250     30,511     .64
Electronic Data Systems Corp.                            741,700     28,185     .59
USA Waste Services, Inc. (1)                             750,000     24,797     .52
Manpower Inc.                                            700,200     23,544     .50
Waste Management, Inc.                                   700,628     17,253     .36
Ecolab Inc.                                              300,000     15,300     .32
Shared Medical Systems Corp.                             235,000     15,040     .32
Universal Health Services, Inc., Class B (1)             300,000     13,106     .28
Avery Dennison Corp.                                     220,000      9,213     .19
APAC Teleservices, Inc. (1)                              638,500      8,939     .19
Ceridian Corp. (1)                                       150,000      6,581     .14
Paychex, Inc.                                            147,600      6,052     .13
Quorum Health Group, Inc. (1)                             73,950      1,775     .04
PacifiCare Health Systems, Inc., Class A (1)               6,323        326     .01

Electronic Components- 10.95%
Texas Instruments Inc.                                 1,900,000     93,575    1.97
Intel Corp.                                              800,800     62,162    1.31
Adaptec, Inc. (1)                                      1,236,000     61,182    1.29
SCI Systems, Inc. (1)                                  1,000,526     45,837     .97
Analog Devices, Inc. (1)                               1,366,666     42,879     .90
LSI Logic Corp. (1)                                    1,750,000     40,687     .86
ADC Telecommunications, Inc. (1)                         605,900     22,532     .47
National Semiconductor Corp. (1)                         665,000     22,028     .46
Newbridge Networks Corp. (Canada) (1)                    460,000     19,377     .41
Microchip Technology Inc. (1)                            500,000     17,500     .37
Quantum Corp. (1)                                        500,000     13,313     .28
Flextronics International Ltd. (Incorporated in Singap   300,000     12,000     .25
Bay Networks, Inc. (1)                                   350,000     10,522     .22
Xilinx, Inc. (1)                                         300,000     10,369     .22
Advanced Micro Devices, Inc. (1)                         475,000     10,361     .22
Altera Corp. (1)                                         200,000      9,362     .20
Rogers Corp. (1)                                         190,800      7,787     .16
Park Electrochemical Corp.                               250,000      6,563     .14
Seagate Technology (1)                                   200,000      4,537     .10
Actel Corp. (1)                                          300,000      4,425     .09
Motorola, Inc.                                            42,000      2,641     .06

Data Processing & Reproduction- 9.87%
Oracle Corp. (1)                                       2,425,000     80,783    1.70
Netscape Communications Corp. (1)                      2,082,900     59,363    1.25
Digital Equipment Corp. (1)                            1,000,000     49,250    1.04
Solectron Corp. (1)                                    1,271,000     46,312     .98
Intuit Inc. (1)                                        1,193,300     36,023     .76
Computer Associates International, Inc.                  630,000     32,799     .69
Silicon Graphics, Inc. (1)                             2,420,000     31,762     .67
Sequent Computer Systems, Inc. (1)                     1,200,000     27,900     .59
3Com Corp. (1)                                           730,000     26,462     .56
Lexmark International Group, Inc., Class A  (1)          750,000     23,906     .50
Autodesk, Inc.                                           400,000     15,375     .32
Sybase, Inc. (1)                                         860,700     12,050     .25
Structural Dynamics Research Corp. (1)                   475,000      7,927     .17
Mentor Graphics Corp. (1)                                800,000      7,600     .16
Ascend Communications, Inc. (1)                          300,000      7,481     .16
Data General Corp. (1)                                   100,000      1,794     .04
Danka Business Systems PLC (American Depositary Receipts)
 (United Kingdom)                                         45,000      1,654     .03


Leisure & Tourism- 9.12%
Walt Disney Co.                                        1,400,000    132,912    2.80
King World Productions, Inc. (1)                       1,500,000     81,563    1.72
HFS Inc. (1)                                             900,000     61,762    1.30
Host Marriott Corp. (1)                                1,800,000     37,463     .79
Carnival Corp., Class A                                  650,000     35,141     .74
Mirage Resorts, Inc. (1)                               1,100,000     26,125     .55
MGM Grand, Inc. (1)                                      650,000     25,431     .54
Marriott International, Inc.                             250,000     18,109     .38
Harrah's Entertainment, Inc. (1)                         700,000     14,044     .30

Health & Personal Care- 4.45%
Guidant Corp.                                          1,200,000     77,100    1.62
Omnicare, Inc.                                         1,000,000     28,875     .61
Medtronic, Inc.                                          377,600     18,030     .38
Forest Laboratories, Inc. (1)                            380,000     17,005     .36
Dura Pharmaceuticals, Inc. (1)                           300,000     13,162     .28
Sepracor Inc. (1)                                        300,000     11,063     .23
BioChem Pharma Inc. (Canada) (1)                         400,000     10,200     .21
Gillette Co.                                              95,100      8,779     .18
United States Surgical Corp.                             233,200      6,151     .13
Johnson & Johnson                                         97,600      6,143     .13
Avon Products, Inc.                                      100,000      5,781     .12
SONUS Pharmaceuticals, Inc. (1) (2)                      106,910      4,116     .09
SEQUUS Pharmaceuticals, Inc. (1)                         400,000      3,100
SEQUUS Pharmaceuticals, Inc., warrants, expire 4/17/98    40,416         20     .07
Pharmacia & Upjohn, Inc.                                  36,250      1,223     .03
Alpha-Beta Technology, Inc. (1)                          200,000        588     .01

Merchandising- 3.43%
Consolidated Stores Corp. (1)                          1,465,625     71,266    1.50
Payless ShoeSource, Inc. (1)                             295,000     18,732     .40
Barnes & Noble, Inc. (1)                                 550,000     17,016     .36
Woolworth Corp. (1)                                      775,000     16,759     .35
Limited Inc.                                             575,000     13,836     .29
Lowe's Companies, Inc.                                   200,000      9,187     .19
Circuit City Stores, Inc. - Circuit City Group           200,000      6,563     .14
Boise Cascade Office Products Corp. (1)                  300,000      5,438     .12
Spiegel, Inc., Class A (1)                               726,600      3,905     .08

Banking- 2.25%
Washington Mutual, Inc.                                  440,000     30,415     .64
BankBoston Corp.                                         290,840     25,921     .55
Norwest Corp.                                            500,000     18,719     .39
Charter One Financial, Inc.                              275,625     16,331     .34
Northern Trust Corp.                                     250,000     15,562     .33

Energy Sources- 2.10%
Union Texas Petroleum Holdings, Inc.                   1,500,000     32,719     .69
Oryx Energy Co. (1)                                      800,000     21,600     .45
Murphy Oil Corp.                                         350,000     19,250     .41
Enterprise Oil PLC (United Kingdom)                    1,500,000     14,786     .31
Pogo Producing Co.                                       274,300      8,606     .18
Talisman Energy Inc. (Canada)  (1)                       100,000      2,953     .06

Telecommunications- 2.06%
Tele-Communications Inc., Series A, TCI Ventures Group 1,875,000     42,422     .89
AirTouch Communications Inc. (1)                       1,000,000     39,250     .83
LCI International, Inc. (1)                              400,000     11,025     .23
MCI Communications Corp.                                 120,000      5,272     .11

Transportation: Airlines- 2.03%
Southwest Airlines Co.                                 2,625,450     64,159    1.35
AMR Corp. (1)                                            195,000     23,632     .50
Delta Air Lines, Inc.                                     75,000      8,358     .18

Insurance- 1.67%
EXEL Ltd. (Incorporated in Bermuda)                      510,000     31,365     .66
Transatlantic Holdings, Inc.                             405,000     28,932     .61
Aetna Inc.                                               150,000     11,306     .24
Everest Reinsurance Holdings, Inc.                       200,000      7,588     .16

Electrical & Electronics- 1.33%
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)               1,040,000     42,055     .88
Nokia Corp., Class A (American Depositary Receipts) (F   210,000     17,456     .37
NextLevel Systems, Inc. (1) (formerly of General Instr   286,700      3,799     .08

Chemicals- 1.27%
Valspar Corp.                                            990,400     30,083     .63
Mycogen Corp. (1)                                        800,000     15,600     .33
Air Products and Chemicals, Inc.                         125,000      9,586     .20
Engelhard Corp.                                          284,400      5,066     .11

Recreation & Other Consumer Products- 1.26%
Mattel, Inc.                                           1,250,000     50,078    1.05
Midway Games Inc. (1)                                    368,500      7,416     .16
Electronic Arts (1)                                       69,000      2,312     .05

Energy Equipment- 1.08%
Reading & Bates Corp. (1)                                800,000     30,700     .65
Schlumberger Ltd. (Netherlands Antilles)                 250,000     20,578     .43

Financial Services- 0.98%
Fannie Mae (formerly Federal National Mortgage Assn.)    600,000     31,687     .67
Capital One Financial Corp.                              200,000      9,063     .19
Freddie Mac (formerly Federal Home Loan Mortgage Corp.   137,000      5,651     .12

Textiles & Apparel- 0.79%
Nine West Group Inc. (1)                                 905,000     24,605     .52
NIKE, Inc., Class B                                      175,000      8,520     .18
Liz Claiborne Inc.                                        86,000      4,321     .09

Beverages & Tobacco - 0.48%
Philip Morris Companies Inc.                             355,000     15,443     .32
PepsiCo, Inc.                                            200,000      7,375     .16

Aerospace & Military-  0.22%
Gulfstream Aerospace Corp. (1)                           350,000     10,281     .22

Machinery & Engineering- 0.16%
Thermo Electron Corp. (1)                                 200000      7,363     .16

Utilities: Electric & Gas- 0.10%
K N Energy, Inc.                                          100000      4,675     .10

Construction & Housing- 0.09%
Stone & Webster, Inc.                                     90,000      4,219     .09

Electronic Instruments- 0.05%
ANTEC Corp. (1)                                           150000      2,288     .05

Real Estate- 0.05%
Security Capital Group Inc., Class B (1)                   70100      2,252     .05

Miscellaneous
Other stocks in initial period of acquisition                       216,451    4.56
                                                                          -      -
TOTAL STOCKS (cost: $2,936,133,000)                               4,264,084   89.86
                                                                          -      -

                                                      Principal
                                                         Amount
Short-Term Securities                                     (000)
------------------------------------------------------        -           -      -
Corporate Short-Term Notes- 6.52%
J.C. Penney Funding Corp. 5.50%-5.60% due 12/12/97-2/3  $65,000      64,531    1.36
Warner-Lambert Co. 5.50%-5.51% due 12/16/97-2/11/98 (2   61,600      61,116    1.29
E.I. du Pont de Nemours and Co. 5.53%-5.59% due 1/14-1   58,400      57,989    1.22
Procter & Gamble Co. 5.48%-5.57% due 1/6-2/12/98         37,600      37,281     .79
H.J. Heinz Co. 5.55% due 1/8/98                          17,400      17,295     .36
Wal-Mart Stores, Inc. 5.49% due 12/1/97                  15,800      15,798     .33
National Rural Utilities Cooperative Finance Corp.
 5.49%-5.66% due 2/19-3/2/98                             14,000      13,813     .29
Monsanto Co. 5.48% 12/8/97                               13,700      13,683     .29
Lucent Technologies Inc. 5.50% due 1/5/98                13,000      12,928     .27
General Electric Capital Corp. 5.71% due 2/24/98          9,500       9,367     .20
International Lease Finance Corp. 5.67% due 1/21/98       6,000       5,951     .12

Federal Agency Discount Notes- 3.02%
Fannie Mae 5.44%-5.475% due 1/20-2/5/98                  74,100      73,442    1.55
Student Loan Marketing Assn. (formerly Student Loan Marketing Assn.)
 5.47% due 1/27/98                                       36,800      36,470     .77
Freddie Mac 5.39%-5.43% due 12/5-12/24/97                33,300      33,246     .70
                                                                          -      -
TOTAL SHORT-TERM SECURITIES (cost:  $452,972,000)                   452,910    9.54
                                                                          -      -
TOTAL INVESTMENT SECURITIES (cost:  $3,389,105,000)               4,716,994   99.40

Excess of cash and receivables over payables                         28,389     .60
                                                                          -      -
NET ASSETS                                                       $4,745,383 100.00%
                                                                          =      =


(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
See Notes to Financial Statements

------------------------------------------------------
Stocks appearing in the portfolio
 since May 31, 1997
------------------------------------------------------

Aetna
Altera
Avon
BioChem Pharma
Capital One Financial
Cox Communications
Dura Pharmaceuticals
Jacor Communications
K N Energy
Lowe's Companies
Nine West Group
Oryx Energy
Pogo Producing
Quantum
Quorum Health Group
Security Capital Group
Sepracor
Talisman Energy
Thermo Electron
Universal Health Services
Washington Mutual
Woolworth


------------------------------------------------------
Stocks eliminated from the portfolio
 since May 31, 1997
------------------------------------------------------

AccuStaff
Air & Water Technologies
Amway Asia Pacific
Cardinal Health
Commerce Bancshares
CompuServe
Gaylord Entertainment
Kimberly-Clark
Nellcor Puritan Bennett
Oxford Health Plans
Pioneer Hi-Bred International
Republic Industries
Tandem Computers
Trump Hotels & Casino Resorts
U S WEST Media Group
United HealthCare

AMERICAN VARIABLE INSURANCE SERIES INTERNATIONAL FUND
Investment Portfolio,  November 30, 1997

Where the Fund's Assets Are Invested
                                                                      Percent of     Percent of
                                                                      Net Assets     Net Assets
                                                                 -----------------------------------
EUROPE                                                                     48.51%
     United Kingdom                                                                        13.0%
     Germany                                                                                4.5
     Sweden                                                                                 4.5
     Italy                                                                                  3.8
     France                                                                                 3.6
     Spain                                                                                  3.6
     Switzerland                                                                            3.6
     Netherlands                                                                            2.5
     Norway                                                                                 2.0
     Finland                                                                                1.6
     Luxembourg                                                                             1.2
     Other Europe                                                                           1.2
ASIA/PACIFIC                                                               25.87%
     Japan                                                                                 13.8
     Hong Kong                                                                              6.0
     Australia                                                                              5.5
     South Korea                                                                            1.9
     Other Asia/Pacific                                                                     3.1
THE AMERICAS                                                               14.51%
     Canada                                                                                 5.6
     Brazil                                                                                 4.3
     Mexico                                                                                 3.2
     Other Americas                                                                         0.8
OTHER COUNTRIES                                                             2.28%

CASH AND EQUIVALENTS                                                        8.83%
TOTAL                                                                      100.0%

Largest Individual Equities

Telefonica de Espana                                                        3.32%
Novartis                                                                     2.24
Orkla                                                                        1.80
Telefonos de Mexico                                                          1.64
France Telecom                                                               1.57
Centrais Eletricas Brasileiras - ELETROBRAS                                  1.48
Bank of Nova Scotia                                                          1.44
TELECEL - Comunicacoes Pessoais                                              1.40
Forenings Sparbanken                                                         1.39
Bayerische Motoren Werke                                                     1.35


                                                                                         Market    Percent
                                                                       Number of          Value     of Net
Stocks (common and preferred)                                             Shares          (000)     Assets
--------------------------------------------------------------------------------  ------------- ----------
TELECOMMUNICATIONS - 15.38%
Telefonica de Espana, SA (Spain)                                          2590000       $74,645
Telefonica de Espana, SA (American Depositary Receipts)                    158000          13667      3.32%
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                                   882000          43659       1.64
France Telecom (France)                                                   1139200          41818       1.57
TELECEL - Comunicacoes Pessoais, SA (Portugal)                             406000          37134       1.40
Hong Kong Telecommunications Ltd. (Hong Kong)                            14706553          27968       1.05
Telecom Italia Mobile SpA (Italy)                                         6023000          24298
Telecom Italia Mobile SpA, savings shares                                 1588800           3472       1.04
Mannesmann AG (Germany)                                                     45000          20928        .79
Koninklijke PTT Nederland NV (Netherlands)                                 490000          19659        .74
Orange PLC (United Kingdom) (1)                                           4240000          17856        .67
Telefonica de Argentina SA, Class B (American Depositary
 Receipts) (Argentina)                                                     417000          13787        .52
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                   116000          12107        .46
Telecom Italia SpA, nonconvertible savings shares (Italy) (formerly
 STET - Societa Finanziaria Telefonica p.a.)                              3060465          12019        .45
TELUS Corp. (Canada)                                                       518600          11164        .42
Philippine Long Distance Telephone Co., convertible preferred
 (Global Depositary Receipts) (Philippines)                                 80000           3890
Philippine Long Distance Telephone Co. (American Depositary Recei          154000           3812
Philippine Long Distance Telephone Co., ordinary shares                    135000           3273        .41
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (Ind         2108000           4792
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                                            .32
 (American Depositary Receipts)                                            164200           3674
Cable and Wireless PLC (United Kingdom)                                   1900000           8434        .32
Deutsche Telekom AG (Germany)                                              195100           3951        .15
SK Telecom Co., Ltd. (South Korea)                                           4871           1553        .06
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts) (India) (2          108600           1439        .05
BANKING - 7.47%
Bank of Nova Scotia (Canada)                                               874200        38,313        1.44
ForeningsSparbanken AB (Sweden)                                           1454500        37,004        1.39
Safra Republic Holdings SA (Luxembourg)                                    253000        25,553         .96
Bank of Scotland (United Kingdom)                                         3005200        25,515         .96
Australia and New Zealand Banking Group Ltd. (Australia)                  2957627        20,210         .76
Lloyds TSB Group PLC (United Kingdom)                                     1140000        12,988         .49
Westpac Banking Corp. (Australia)                                         1900000        11,884         .45
Banco de Santander, SA (Spain)                                             300000         9,068         .34
Sakura Bank, Ltd. (Japan)                                                 1720000         6,004         .23
Toronto-Dominion Bank (Canada)                                             130000         4,606         .17
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico)(1)           1130397         2,478
Grupo Financiero Banamex Accival, SA de CV, Class L(1)                      92128           191         .10
Fuji Bank, Ltd. (Japan)                                                    470000         2,520         .09
Hanil Bank (South Korea)                                                   804980         1,962         .07
Fuji International Finance (Bermuda) Trust,
 convertible preference share units (Japan)                                    40           453         .02
BROADCASTING & PUBLISHING - 6.95%
CANAL+ (France)                                                            124418          21635        .81
FLEXTECH PLC (United Kingdom) (1)                                      2,250,000         21,315         .80
ProSieben Media AG (Germany) (1)                                         400,000         19,170         .72
News Corp. Ltd. (American Depositary Receipts) (Australia)                 362000           7851
News Corp. Ltd., preferred shares (American Depositary Receipts)           181000           3575        .57
News Corp. Ltd., preferred shares (United Kingdom)                         790115           3830
Pathe (France)                                                            73,000         14,066         .53
Seven Network Ltd. (Australia)                                            3600000          13108        .49
Metropole Television (France)                                            106,000         10,338         .39
Mediaset SpA (Italy)                                                   1,967,000          9,720         .37
Grupo Televisa, SA (American Depositary Receipts) (Mexico) (1)             261000           9657        .36
TV Azteca, SA de CV (American Depositary Receipts) (Mexico) (1)          438,100          9,063         .34
Independent Newspapers, PLC (Ireland)                                  1,221,420          7,153         .27
Nippon Television Network Corp. (Japan)                                     21000           6772        .25
Television Broadcasts Ltd. (Hong Kong)                                    2259300           5553        .21
Springer Axel (Germany)                                                    6,329          4,948         .19
Carlton Communications PLC (United Kingdom)                              540,000          4,133         .16
Multicanal Participacoes SA (American Depositary Receipts) (Brazi        791,000          3,757         .14
SOFTBANK CORP. (Japan)                                                     206800           3723        .14
Publishing & Broadcasting Ltd. (Australia)                               500,000          2,824         .11
Modern Times Group MTG AB, Class B (American Depositary Receipts)
 (Sweden) (1)                                                             61,000          2,135
Modern Times Group MTG AB, Class A (1)                                   101,600            638         .10
MULTI-INDUSTRY - 5.66%
Orkla AS, Class A (Norway)                                                 555000          47836       1.80
Hutchison Whampoa Ltd. (Hong Kong)                                     5,200,000         34,645        1.30
Siebe PLC (United Kingdom)                                               920,000         16,724         .63
Imasco Ltd. (Canada)                                                     450,000         16,087         .60
Incentive AB, Class A (Sweden)                                             106100           9410        .35
Lend Lease Corp. Ltd. (Australia)                                          452616           9211        .35
Suez Lyonnaise des Eaux (France)                                            83038           8928        .34
Benpres Holdings Corp. (Global Depositary Receipts) (Philippines)      1,876,000          5,534         .21
Swire Pacific Ltd., Class A (Hong Kong)                                  450,000          2,253         .08
HEALTH & PERSONAL CARE - 4.97%
Novartis AG (Switzerland)                                                 37,324         59,612        2.24
Sankyo Co., Ltd. (Japan)                                                 912,000         29,051        1.09
AB Astra, Class A (Sweden)                                             1,613,333         27,990        1.05
Zeneca Group PLC (United Kingdom)                                        320,000         10,208         .38
Elan Corp., PLC (American Depositary Receipts) (Ireland) (1)              60,400          3,186         .12
SmithKline Beecham PLC (American Depositary Receipts) (United Kin         50,000          2,481         .09
ELECTRICAL & ELECTRONICS - 4.13%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                          804600          32814
Telefonaktiebolaget LM Ericsson, Class B, 4.25% convertible prefe         14,500             83        1.24
Nokia Corp., Class A (Finland)                                             180000          14485
Nokia Corp., Class K                                                       150000          12043       1.00
Northern Telecom Ltd. (Canada)                                             230000          20657        .78
Thomson-CSF (France)                                                       560000          16195        .61
Premier Farnell PLC (United Kingdom)                                      1000000           6811        .26
ABB AB, Class A (Sweden) (formerly ASEA AB)                                500000           6376        .24
AUTOMOBILES - 3.96%
Bayerische Motoren Werke AG (Germany)                                       48000          35810       1.35
Honda Motor Co., Ltd. (Japan)                                            806,000         29,144        1.10
Volkswagen AG (Germany)                                                   33,900         19,204         .72
Suzuki Motor Corp. (Japan)                                                1700000          18494        .70
Hyundai Motor Co., preferred shares (Global Depositary Receipts)
(South Korea)                                                            705,000          2,379         .09
BUSINESS & PUBLIC SERVICES - 3.64%
Rentokil Group PLC (United Kingdom)                                    8,080,000         34,027        1.28
Brambles Industries Ltd. (Australia)                                     920,182         17,540         .66
Reuters Holdings PLC (United Kingdom)                                    896,000         10,102         .38
Thames Water PLC (United Kingdom)                                        475,000          7,152         .27
Vedior NV (Netherlands)                                                  360,000          6,823         .26
Generale des Eaux (France)                                                42,500          5,613         .21
United Utilities PLC (United Kingdom)                                    400,000          5,138         .19
Zhejiang Expressway Co. Ltd. (China)                                  25,000,000          4,593         .17
Havas SA (France)                                                         67,335          4,395         .17
Severn Trent PLC (United Kingdom)                                         76,287          1,205         .05
MERCHANDISING - 3.36%
Kingfisher PLC (United Kingdom)                                        2,390,000         32,918        1.24
Cifra, SA de CV, Class C (Mexico)                                         6000000          11371
Cifra, SA de CV, Class B                                                  1500000           3216
Cifra, SA de CV, Class A                                                   917306           1788        .62
Tesco PLC (United Kingdom)                                             1,979,302         15,986         .60
Carrefour SA (France)                                                     29,000         15,512         .58
Coles Myer Ltd. (Australia)                                            1,000,227          4,901         .18
Amway Japan Ltd. (American Depositary Receipts) (Japan)                  300,000            2625
Amway Japan Ltd.                                                          65,000            1053        .14
UTILITIES:  ELECTRIC & GAS - 3.21%
Centrais Eletricas Brasileiras SA - ELETROBRAS Class B, preferred
 nominative (American Depositary Receipts) (Brazil)                    1,628,000         39,683        1.48
Hongkong Electric Holdings Ltd. (Hong Kong)                               5875000          19875        .75
Cia. Paranaense de Energia-Copel, Class B, preferred nominative
 (Brazil) (1)                                                           732873000          10904        .41
Cia. Paranaense de Energia-Copel, ordinary nominative (1)               492941000           5956        .22
Scottish Power PLC (United Kingdom)                                        661200           5357        .20
CESP - Cia. Energetica de Sao Paulo, preferred nominative
 (American Depositary Receipts) (Brazil) (1)                                94096           1811
CESP - Cia. Energetica de Sao Paulo, ordinary nominative (1)           8,869,000            475         .09
Cia. Energetica de Minas Gerais - CEMIG (Brazil)                         35692000           1480        .06
BEVERAGES & TOBACCO - 3.20%
Coca-Cola Amatil Ltd. (Australia)                                         2722747          20203        .76
Cia. Cervejaria Brahma, preferred nominative (Brazil)                 26,300,000         17,431         .66
Panamerican Beverages, Inc., Class A (Mexico)                              486000          16646        .63
South African Breweries Ltd. (South Africa)                              593,238         14,535         .55
Hellenic Bottling Co. SA (Greece)                                        555,220         13,071         .49
San Miguel Corp., Class B (Philippines)                                   2357000           2959        .11
FOOD & HOUSEHOLD PRODUCTS - 2.89%
Nestle SA (Switzerland)                                                     20936          30796       1.16
Reckitt & Colman PLC (United Kingdom)                                     1218375          17748        .67
Cadbury Schweppes PLC (United Kingdom)                                 1,500,000         15,571         .59
Groupe Danone (France)                                                    50,987          8,132         .31
PT Indofood Sukses Makmur (Indonesia)                                     6518100           4298        .16
ELECTRONIC COMPONENTS - 2.72%
Rohm Co., Ltd. (Japan)                                                     354000          34910       1.31
Hoya Corp. (Japan)                                                         475000          14499        .55
Murata Manufacturing Co., Ltd. (Japan)                                     420000          12590        .47
Hirose Electric Co., Ltd. (Japan)                                           91000           5463        .21
Kyocera Corp. (Japan)                                                       99000           4773        .18
ENERGY SOURCES - 2.39%
TOTAL, Class B (France)                                                    156372          16416
TOTAL, Class B, (American Depositary Receipts)                              75000           3942        .77
RAO Gazprom (American Depositary Receipts) (Russia)                        460000           9867        .37
Oil Cos LUKoil (American Depositary Receipts) (Russia)                     124500           9562        .36
ENI SpA (American Depositary Receipts) (Italy)                             140000           8129        .31
Elf Aquitaine (France)                                                      40000           4639        .17
Woodside Petroleum Ltd. (Australia)                                        600000           4287        .16
"Shell" Transport and Trading Co., PLC (United Kingdom)                     90000           3752        .14
Imperial Oil Ltd. (Canada)                                                  51200           3043        .11
DATA PROCESSING & REPRODUCTION - 1.91%
Acer Inc. (Taiwan)                                                        9200000          13958
Acer Inc. (Global Depositary Receipts) (1)                                 308300           2343        .61
Dassault Systemes SA (France)                                              466000          12388        .47
Fujitsu Ltd. (Japan)                                                      1070000          11975        .45
Olivetti SpA (Italy) (1)                                                 18112000          10165        .38
FINANCIAL SERVICES - 1.65%
Shohkoh Fund & Co., Ltd. (Japan)                                           109000          30967       1.16
Credicorp Ltd. (Peru)                                                      720000          13140        .49
BUILDING MATERIALS & COMPONENTS - 1.61%
Cemex, SA de CV, ordinary participation certificates (Mexico)             4562700          19729
Cemex, SA de CV, Class A                                                  2321450          10010       1.12
Holderbank Financiere Glaris Ltd. (Switzerland)                             15000          13072        .49
APPLIANCES & HOUSEHOLD DURABLES - 1.57%
Sony Corp. (Japan)                                                         340000          29005       1.09
Philips Electronics NV (Netherlands)                                       195000          12873        .48
Samsung Electronics Co., Ltd. (South Korea)                                1,118             40         .00
METALS:  NONFERROUS - 1.23%
Alcan Aluminium Ltd. (Canada)                                              310000           8351        .31
Noranda Inc. (Canada)                                                    400,000          6,728         .25
WMC Ltd. (Australia)                                                      1928134           6148        .23
Teck Corp., Class B (Canada)                                               300000           4298        .16
Pechiney, Class A (France)                                                 101813           3996        .15
Inco Ltd. (Canada)                                                         180000           3431        .13
RECREATION & OTHER CONSUMER PRODUCTS - 1.15%
Sony Music Entertainment (Japan) Inc. (Japan)                            270,000          8,960         .34
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong - Incorporated in       3,600,000          7,871         .30
TAG Heuer International SA (Switzerland)                                  58,000          5,632         .21
Nintendo Co., Ltd. (Japan)                                                50,000          5,165         .19
Square Co. Ltd. (Japan)                                                  102,000          2,882         .11
AEROSPACE & MILITARY TECHNOLOGY - 1.12%
Bombardier Inc., Class B (Canada)                                          793900          16449        .62
British Aerospace PLC (United Kingdom)                                     490000          13365        .50
INDUSTRIAL COMPONENTS - 1.11%
Minebea Co., Ltd. (Japan)                                                 1000000          11114        .42
Sumitomo Electric Industries, Ltd. (Japan)                                 820000          10974        .41
Cie. Generale des Etablissements Michelin, Class B (France)                 70661           3805        .14
Bridgestone Corp. (Japan)                                                  175000           3794        .14
MISCELLANEOUS MATERIALS & COMMODITIES - 0.94%
English China Clays PLC (United Kingdom)                                  3168750          13692        .51
De Beers Consolidated Mines Ltd. (South Africa)                            345000           7245        .27
SGL Carbon AG (Germany)                                                     25300           3260        .12
Bunzl PLC (United Kingdom)                                                 267700           1028        .04
REAL ESTATE - 0.76%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                   2427000          17112        .64
Mitsui Fudosan Co., Ltd. (Japan)                                           300000           3170        .12
INSURANCE - 0.60%
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                 1761988          15852        .60
ELECTRONIC INSTRUMENTS - 0.47%
Tokyo Electron Ltd. (Japan)                                                328000          12553        .47
MACHINERY & ENGINEERING - 0.47%
Valmet Corp. (Finland)                                                     600000           8948        .34
Kawasaki Heavy Industries, Ltd. (Japan)                                   1400000           3430        .13
ENERGY EQUIPMENT - 0.45%
Petroleum Geo-Services ASA (American Depositary Receipts) (Norway          187200          12039        .45
FOREST PRODUCTS & PAPER - 0.41%
UPM-Kymmene Corp. (Finland)                                                509590          10945        .41
TRANSPORTATION: SHIPPING - 0.41%
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Multinational)                                                           327000         7,685         .29
Nippon Yusen KK (Japan)                                                   1000000         3,060         .12
TRANSPORTATION:  AIRLINES - 0.39%
China Southern Airlines Co. Ltd., Class H (China)                        30206000         8,597         .32
KLM Royal Dutch Airlines (Netherlands)                                      50000         1,797         .07
GOLD MINES - 0.34%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts) (Ghana)           508540           3655
Ashanti Goldfields Co. Ltd. (Australia)                                    392212           2883        .25
Normandy Mining Ltd. (Australia)                                          2900000           2487        .09
LEISURE & TOURISM - 0.18%
Mandarin Oriental International Ltd. (Singapore)                          6911218           4838        .18
CONSTRUCTION & HOUSING - 0.17%
Leighton Holdings Ltd. (Australia)                                        1163700           4514        .17
MISCELLANEOUS
Other stocks in initial period of acquisition                                              88029       3.31
                                                                                  ------------- -----------
TOTAL STOCKS (cost: $2,119,075,000)                                                      2398571      90.18
                                                                                  ------------- -----------

                                                                       Principal
                                                                          Amount
Convertible Debentures                                                     (000)
-----------------------------------------------------------------  -------------  ------------- ----------
BROADCASTING & PUBLISHING - 0.31%
United News & Media PLC 6.125% 2003 (1)                                   $4,500            8175        .31
ELECTRONIC COMPONENTS - 0.24%
LG Electronics-LG Semiconduct 0.25% 2007                                KW5,000             3550        .13
Acer Peripherals Inc. 1.25% 2006                                          $2,680            2948        .11
UTILITIES: ELECTRIC & GAS - 0.16%
Korea Electric Power Corp. 5.00% 2001                                   KW5,000             4388        .16
ENERGY SOURCES - 0.04%
Zhenhai Refining & Chemical Co. Ltd. 3.00% 2003(2)                         $950             1111        .04
                                                                                  ------------- -----------
TOTAL CONVERTIBLE DEBENTURES (cost: $21,151,000)                                         20,172         .75
                                                                                  -------------   --------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,140,226,000)                                   2,418,743       90.93
                                                                                  -------------   --------
Bonds and Notes
-----------------------------------------------------------------  -------------  ------------- ----------
INDUSTRIALS - 0.24%
RBS Participaco+A294es SA 11.00% 2007 (2)                                 $7,000            6335        .24
                                                                                  ------------- -----------
TOTAL BONDS & NOTES (cost: $7,023,000)                                                    6,335         .24
                                                                                  ------------- -----------



                                                                       Principal         Market    Percent
                                                                          Amount          Value     of Net
Short-Term Securities                                                      (000)          (000)     Assets
-----------------------------------------------------------------  -------------  -------------    -------
CORPORATE SHORT-TERM NOTES - 7.49%
Electricite de France 5.47%-5.64% due 12/11/97-1/20/98                   $29,500         29,290        1.10
Svenska Handelsbanken Inc. 5.51%-5.67% due 12/9/97-2/19/98                23,500         23,352         .87
Glaxo Wellcome PLC 5.50% due 12/11/97 (2)                                 23,000         22,961         .86
Ford Credit Europe PLC 5.55% due 1/9/98                                   20,000         19,876         .75
Toyota Motor Credit Corp. 5.65% due 1/16/98                               20,000         19,855         .75
Caisse d'amortissement de la dette sociale 5.50%-5.60%
 due 12/12/97-2/13/98                                                     15,500         15,396         .58
General Electric Capital Corp. 5.80% due 12/1/97                            12800          12798        .48
Telstra Corp. Ltd. 5.55% due 1/21/98                                      12,500         12,398         .47
Lloyds Bank PLC 5.55% due 1/12/98                                         10,000          9,933         .37
Barclays U.S. Funding Corp. 5.55% due 1/26/98                               10000           9911        .37
National Australia Funding (Delaware) Inc. 5.48% due 2/10/98                10000           9885        .37
Deutsche Bank Financial Inc. 5.52% due 1/8/98                              7,000          6,958         .26
Rank Xerox Capital (Europe) PLC 5.55% due 1/14/98                          7,000          6,950         .26
FEDERAL AGENCY DISCOUNT NOTES - 0.96%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.39%-5.45% due 12/5-12/11/97                                              15500          15475        .58
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.45% due 12/11/97                                                         10000           9983        .38
CERTIFICATES OF DEPOSIT - 0.41%
Dresdner Bank AG 5.65%-5.68% due 1/9-2/10/98                                11000          10997        .41
NON-U.S. CURRENCY - 0.07%
New Taiwanese Dollar                                                   NT$57,450            1790        .07
                                                                                  ------------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $238,048,000)                                        237,808        8.93
                                                                                  ------------- ----------
TOTAL INVESTMENT SECURITIES (cost: $2,385,297,000)                                    2,662,886      100.10

Excess of payables over cash and receivables                                              2,767         .10
                                                                                  ------------- -------------
NET ASSETS                                                                           $2,660,119     100.00%
                                                                                       ========   ========


(1) Non-income-producing securities.

(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

Equity-type securities appearing in the portfolio since May 31, 1997

Acer
Cable and Wireless
Cheung Kong (Holdings)
China Southern Airlines
Coles Myer
Credicorp
Dassault Systemes
Elf Aquitaine
FLEXTECH
ForeningsSparbanken
France Telecom
Generale des Eaux
Hellenic Bottling
Imperial Oil
Incentive
Leighton Holdings
LG Electronics-LG SEMICONDUCT
Metropole Television
Minebea
Modern Times Group
Oil Cos Lukoil
Orange
Petroleum Geo-Services
Premier Farnell
ProSieben Media
Publishing & Broadcasting
RAO Gazprom
Shohkoh Fund & Co.
Springer Axel
Suez Lyonnaise des Eaux
Telefonica de Argentina
TELUS
Thomson-CSF
TV Azteca
United Utilities
Vedior
Zhejiang Expressway

Equity-type securities eliminated from the portfolio since May 31, 1997

Anglovaal
B.A.T Industries
BEC World
Ciba Specialty Chemicals Holdings
Electrolux
Elsevier
EMI Group
George Weston
Granges
HSBC Holdings
Industriforvaltnings AB Kinnevik
Kawasaki Steel
Korea Electric Power
LVMH Moet Hennessy Louis Vuitton
NTT Data Communications Systems
Pearson
Repsol
Rothmans of Pall Mall (Malaysia)
Royal Bank of Canada
Seat
SmarTone Telecommunications Holdings
Svedala Industri
Telecom Corp. of New Zealand
Telefonica del Peru
Toyota Motor
Unilever
United News & Media
Verenigd Bezit
Volvo
Wolters Kluwer

American Variable Insurance Series
GROWTH-INCOME FUND
Investment Portfolio - November 30, 1997

Equity-Type Securities                                   86.45%
Cash & Equivalents                                       13.55%



                                                       Percent
                                                        of Net
Largest Individual Equities                             Assets
AT&T                                                      1.82%
Schering-Plough                                            1.43
Pfizer                                                     1.33
Ultramar Diamond Shamrock                                  1.28
Valero Energy                                              1.28
Repsol                                                     1.19
Atlantic Richfield                                         1.15
Walt Disney                                                1.14
Potash Corp. of Saskatchewan                               1.08
Ameritech                                                  1.06

                                                                   Market    Percent
                                                     Number of      Value     of Net
Stocks (common and preferred)                           Shares      (000)     Assets

Energy Sources - 8.95%
Ultramar Diamond Shamrock Corp.                         2780400   $84,628       1.28%
Valero Energy Corp.                                     2688250      84344       1.28
Repsol SA (American Depositary Receipts) (Spain)        1825000      78703       1.19
Atlantic Richfield Co.                                   930000      75795       1.15
Pennzoil Co.                                             780900      52028        .80
Texaco Inc.                                            810,000     45,765         .69
Amoco Corp.                                              450000      40500        .61
Pioneer Natural Resources Co.                           1000000      31938        .48
Murphy Oil Corp.                                         463200      25476        .40
Elf Aquitaine (American Depositary Receipts) (France)    300000      17175        .26
Kerr-McGee Corp.                                         225000      14920        .23
Norsk Hydro AS (American Depositary Receipts) (Norway    250000      12953        .20
Phillips Petroleum Co.                                   250000      12109        .18
Ashland Inc.                                             200000       9338        .14
Chevron Corp.                                             50000       4009        .06
Health & Personal Care - 7.81%
Schering-Plough Corp.                                   1500000      94031       1.43
Pfizer Inc                                              1200000      87300       1.33
Warner-Lambert Co.                                       460000      64343        .98
AB Astra, Class A (American Depositary Receipts) (Swe   2600000      44200        .67
Glaxo Wellcome PLC (American Depositary Receipts)
 (United Kingdom)                                      950,000     43,403         .66
Merck & Co., Inc.                                      425,000       40189        .61
Guidant Corp.                                          450,000     28,913         .44
Bristol-Myers Squibb Co.                                 275000      25747        .39
Abbott Laboratories                                    350,000     22,750         .35
American Home Products Corp.                             255500      17853        .27
Avon Products, Inc.                                      300000    17,344         .26
Johnson & Johnson                                      250,000     15,734         .24
Kimberly-Clark Corp.                                   240,000     12,495         .18
Banking - 6.10%
Norwest Corp.                                           1600000      59900        .91
Chase Manhattan Corp.                                    319400      34695        .53
BankAmerica Corp.                                        470800      34368        .52
Marshall & Ilsley Corp.                                599,800       31864        .48
KeyCorp                                                  400000      26975        .41
Northern Trust Corp.                                     400000      24900        .38
First Chicago NBD Corp.                                275,500       21558        .33
Bank of New York Co., Inc.                             400,000       21500        .33
First Union Corp.                                        430000      20963        .32
SunTrust Banks, Inc.                                   280,000       19880        .30
J.P. Morgan & Co. Inc.                                   150000    17,128         .26
Hibernia Corp., Class A                                  800000      14500        .22
Huntington Bancshares Inc.                             417,890       14208        .22
CoreStates Financial Corp                                172800    13,360         .20
Citicorp                                               100,000       11994        .18
Fleet Financial Group, Inc.                              150000       9909        .15
Bank of Tokyo-Mitsubishi, Ltd. (American Depositary
 Receipts) (Japan)                                       600000     8,700         .13
Banc One Corp.                                           166375       8548        .13
Sakura Bank, Ltd. (American Depositary Receipts) (Jap    200000     6,900         .10
Merchandising - 5.85%
Wal-Mart Stores, Inc.                                1,400,000     55,912         .85
Federated Department Stores, Inc. (1)                   1200000      54675        .83
Albertson's, Inc.                                       1218700      54080        .82
J.C. Penney Co., Inc.                                    717800      46119        .70
Limited Inc.                                            1494900      35971        .55
Circuit City Stores Inc. - Circuit City Group           1025000      33633        .51
Gap, Inc.                                                600000      32212        .49
Giant Food Inc., Class A                               825,000     27,844         .42
Circuit City Stores Inc. - Carmax Group (1)          1,300,000     15,519         .24
Lowe's Companies, Inc.                                   250000      11484        .17
Woolworth Corp. (1)                                      500000      10813        .16
Cardinal Health, Inc., Class A                            96700       7325        .11
Business & Public Services - 5.40%
Browning-Ferris Industries, Inc.                        1858600      66329       1.01
Electronic Data Systems Corp.                           1199500      45581        .69
Hertz Corp., Class A                                     991800      39114        .59
Waste Management, Inc.                                  1560628      38430        .58
IKON Office Solutions, Inc.                             1000000      30438        .46
Cognizant Corp.                                          655000      28083        .43
Alexander & Baldwin, Inc.                            1,020,000     27,540         .42
Federal Express Corp.(1)                                 380000      25484        .40
Avery Dennison Corp.                                     500000      20937        .32
Pitney Bowes Inc.                                        175000      14711        .22
Manpower Inc.                                          300,000     10,088         .15
Columbia/HCA Healthcare Corp.                          300,000      8,850         .13
Broadcasting & Publishing - 4.88%
Viacom Inc., Class B (1)                                1725000      60375        .92
Time Warner Inc.                                       942,000     54,872         .83
Tele-Communications, Inc., Series A, Liberty
 Media Group (1)                                        1090625      36808        .57
Harte-Hanks Communications, Inc.                         922800      31837        .48
News Corp. Ltd. (American Depositary Receipts) (Austr   1100000      23856
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                               400000       7900        .48
Media General Inc., Class A                              636100      27114        .41
E.W. Scripps Co., Class A                                630000      26499        .40
Comcast Corp., Class A, special stock                    729706      20432        .31
Gannett Co., Inc.                                        340000      19741        .30
Houston Industries Inc., 7.00% convertible preferred     123300       6843        .10
Chris-Craft Industries, Inc.                             104875       5257        .08
Telecommunications- 4.64%
AT&T Corp.                                              2140000     119573       1.82
Ameritech Corp.                                          905900      69811       1.06
U S WEST Communications, Inc.                          850,000     38,409         .58
AirTouch Communications (1)                            549,621     21,573         .33
Telefonica de Espana, SA  (American Depositary Receipts)
 (Spain)                                               200,000     17,300         .26
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                 335000      16582        .25
MCI Communications Corp.                               350,000     15,378         .23
SBC Communications Inc.                                  100000       7281        .11
Chemicals - 4.46%
Millennium Chemicals Inc.                               2050000      47150        .72
Praxair, Inc.                                            975400      42857        .65
E.I. du Pont de Nemours and Co.                        625,000     37,851         .57
Monsanto Co.                                           673,000     29,402         .45
Mallinckrodt Inc.                                        780100      28864        .44
Dow Chemical Co.                                         250000      24687        .37
Witco Corp.                                              500000      21563        .33
PPG Industries, Inc.                                     350000      20278        .31
Lyondell Petrochemical Co.                               640000      16280        .25
Imperial Chemical Industries PLC (American
 Depositary Receipts) (United Kingdom)                   200000      11887        .18
Air Products and Chemicals, Inc.                         100000       7669        .11
Engelhard Corp.                                          284400       5066        .08
Forest Products & Paper - 4.06%
Bowater Inc.                                            1495000      67088       1.02
Union Camp Corp.                                         780000      46849        .71
Fort James Corp.
 (formerly James River Corp. of Virginia)                869499      34019        .52
Georgia-Pacific Corp.                                    300000      25612        .39
Weyerhaeuser Co.                                         450000      23766        .36
International Paper Co.                                  450000      21347        .32
Rayonier Inc.                                            425000      20772        .32
Sonoco Products Co.                                      500000      16406        .25
Westvaco Corp.                                           187500       6117        .09
Louisiana-Pacific Corp.                                  200000       4038        .06
Deltic Timber Corp.                                       46628       1340        .02
Data Processing & Reproduction - 3.46%
Oracle Corp. (1)                                     1,312,500     43,723         .66
Computer Associates International, Inc.                709,500     36,938         .56
International Business Machines Corp.                  325,400     35,652         .54
Xerox Corp.                                            450,000     34,959         .53
3Com Corp. (1)                                           900000      32625        .50
Silicon Graphics, Inc. (1)                           2,074,300     27,225         .41
Adobe Systems Inc.                                     400,000     16,800         .26
Machinery & Engineering - 3.14%
Caterpillar Inc.                                        1310000      62798        .95
Parker Hannifin Corp.                                    960100      42725        .65
Deere & Co.                                              716600      39279        .60
Ingersoll-Rand Co.                                       525000      21459        .33
Crompton & Knowles Corp.                                 700000      18550        .28
New Holland NV (Netherlands)                             625000      15664        .24
Greenfield Capital Trust, 6.00% convertible preferred    118000       6195        .09
Insurance - 2.44%
General Re Corp.                                         240000      47640        .72
Allstate Corp.                                           300000      25762        .39
USF&G Corp.                                             1275000      25739        .39
Liberty Corp.                                            400000      18000        .27
American General Corp.                                   320000      17240        .26
Royal & Sun Alliance Insurance Group PLC (United King   1500000      13495        .20
St. Paul Companies, Inc.                                 120000       9600        .15
Arthur J. Gallagher & Co.                                 84300       3014        .06
Beverages & Tobacco - 2.31%
Philip Morris Companies Inc.                         1,405,000     61,118         .93
Seagram Co. Ltd. (Canada)                               1350000      43622        .66
PepsiCo, Inc.                                            870000      32081        .49
UST Inc.                                                 500000      15437        .23
Aerospace & Military Technology - 2.28%
Boeing Co.                                               770000      40906        .62
United Technologies Corp.                              519,800     38,953         .59
Sundstrand Corp.                                         500000      25656        .39
General Motors Corp., Class H                            370000      24790        .38
Raytheon Co.                                           350,000     19,578         .30
Utilities: Electric & Gas - 2.18%
Duke Energy Corp. (formerly Duke Power Co.)              625000      32500        .49
DPL Inc.                                                1000000      26250        .40
Union Electric Co.                                       500000      19906        .30
Consolidated Edison Co. of New York, Inc.                450000      16988        .26
GPU, Inc.                                                400000      15800        .24
Williams Companies, Inc.                                 261000      13947        .21
Scottish Power PLC (American Depositary Receipts)
 (United Kingdom)                                        350000      11550        .18
Edison International                                     250000       6703        .10
Electronic Components - 1.88%
Intel Corp.                                            750,000     58,219         .88
Texas Instruments Inc.                                 700,000     34,475         .52
AMP Inc.                                                 725000      31492        .48
Electrical & Electronics - 1.70%
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                               550000      45719        .69
York International Corp.                                 725000      33576        .51
Lucent Technologies Inc.                                 232320      18615        .29
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts) (Sweden)                 350000      14153        .21
Multi-Industry - 1.45%
FMC Corp. (1)                                            448300      32754        .50
Tenneco Inc.                                             645000      27936        .41
Textron Inc.                                             340000      20103        .31
AlliedSignal Inc.                                        400000      14850        .23
Miscellaneous Materials & Commodities - 1.45%
Potash Corp. of Saskatchewan Inc. (Canada)               900000      70819       1.08
Crown Cork & Seal Co., Inc.                              500000      24406        .37
Financial Services - 1.43%
Household International, Inc.                            350000      44100        .67
FINOVA Group Inc.                                        360000      16965        .26
Beneficial Corp.                                       200,000     15,525         .24
Capital One Financial Corp.                              300000      13594        .20
Associates First Capital Corp., Class A                   60000       3855        .06
Food & Household Products - 1.34%
McCormick & Co.                                          950000      25175        .38
Unilever NV (New York Registered Shares) (Netherlands    400000      23225        .35
CPC International Inc.                                   200000      20675        .32
Kellogg Co.                                              250000      11594        .18
General Mills, Inc.                                      100000       7400        .11
Leisure & Tourism - 1.33%
Walt Disney Co.                                          789932      74994       1.14
Host Marriott Corp. (1)                                  600000      12488        .19
Automobiles - 1.14%
Ford Motor Co.                                           997100      42875        .65
Chrysler Corp.                                           500000      17156        .26
General Motors Corp.                                     250000      15250        .23
Energy Equipment - 1.09%
Western Atlas Inc. (1)                                   521800      36298        .55
Schlumberger Ltd. (Netherlands Antilles)                 270000      22224        .34
Dresser Industries, Inc.                                 300000      11212        .17
Baker Hughes Inc.                                         50000       2094        .03
Industrial Components - 1.04%
Goodyear Tire & Rubber Co.                             395,000     23,971         .36
Federal-Mogul Corp.                                      400000      16450        .26
Dana Corp.                                             231,800     10,837         .16
Cooper Industries, Inc.                                  179802       9282        .14
Echlin Inc.                                            250,000      7,922         .12
Transportation: Rail & Road - 0.80%
Union Pacific Corp.                                      595050      35703        .54
Norfolk Southern Corp.                                 540,000     17,179         .26
Metals: Nonferrous - 0.72%
Aluminum Co. of America                                  634800      42690        .64
Alumax Inc. (1)                                          160000       5030        .08
Textiles & Apparel - 0.54%
VF Corp.                                               460,000     21,246         .32
NIKE, Inc., Class B                                    300,000     14,606         .22
Transportation: Airlines - 0.40%
AMR Corp. (1)                                            162500      19693        .30
Delta Air Lines, Inc.                                     60000       6686        .10
Recreation & Other Consumer Products - 0.24%
Harley-Davidson Motor Co., Inc.                          600000      15863        .24
Metals:  Steel - 0.20%
Allegheny Teledyne Inc.                                500,000     12,875         .20
Appliances & Household Durables - 0.15%
Rubbermaid Inc.                                          400000       9700        .15
Miscellaneous
Other stocks in initial period of acquisition                        90974       1.38
                                                                        -          -
TOTAL STOCKS (cost:$3,979,482,000)                              5,680,744       86.24
                                                                        -          -
                                                     Principal
Convertible Debentures                                  Amount Market ValuPercent of
Business & Public Services - 0.21%                       (000)      (000) Net Assets
CUC International Inc., 3.00% convertible debentures   $12,000       13530        .21
                                                                        -          -
TOTAL CONVERTIBLE DEBENTURES (cost: $11,977,000)                     13530        .21
                                                                        -          -
TOTAL EQUITY-TYPE SECURITIES (cost: $3,991,459,000)                5694274      86.45
                                                                        -          -



Short-Term Securities
Corporate Short-Term Notes - 11.26%
J.C. Penney Funding Corp. 5.50%-5.60% due 12/5/97-2/3     61800      61383        .93
Wal-Mart Stores, Inc. 5.49%-5.50% due 12/1/97             53710      53702        .82
International Lease Finance Corp. 5.48%-5.67%
 due 12/3/97-1/21/98                                      51000      50770        .77
Lucent Technologies Inc. 5.48%-5.50% due 12/4/97-1/5/     50800      50668        .77
Kimberly-Clark Corp. 5.51%-5.54% due 12/3-12/17/97 (2     50691      50587        .76
Ameritech Capital Funding Corp. 5.48%-5.50%
 due 12/9-12/11/97 (2)                                    49700      49625        .75
H.J. Heinz Co. 5.50%-5.55% due 12/8/97-1/8/98             49100      48958        .74
Procter & Gamble Co. 5.48%-5.60% due 1/12-1/20/98         48000      47660        .72
Duke Energy Corp. 5.50%-5.62% due 12/12/97-1/15/98        42300      42145        .64
National Rural Utilities Cooperative
 Finance Corp. 5.49%-5.66% due 2/19-3/2/98                42000      41449        .63
Walt Disney Co. 5.52%-5.58% due 1/2-1/22/98               40800      40541        .62
Xerox Corp. 5.48% due 12/11/97                            36000      35940        .55
E.I. du Pont de Nemours and Co. 5.51%-5.53%
 due 1/14-1/16/98                                         33200      32964        .50
Coca-Cola Co. 5.47%-5.53% due 12/16/97-1/13/98            31000      30834        .47
Electronic Data Systems Corp. 5.49% due 12/2/97 (2)       25000      24992        .38
AIG Funding, Inc. 5.49%-5.50% due 12/9-12/10/97           24900      24863        .38
Warner-Lambert Co. 5.50% due 2/11/98 (2)                  24400      24118        .37
Monsanto Co. 5.50%-5.68% due 12/8/97-1/6/98 (2)           15200      15157        .23
General Electric Capital Corp. 5.71% due 2/24/98          15250      15037        .23

Federal Agency Discount Notes - 2.04%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)
 5.39%-5.47% due 12/5-12/24/97                            89200      89058       1.35
Fannie Mae (formerly Federal National Mortgage Assn.)
 5.475% due 1/29/98                                       46000      45573        .69
                                                                        -          -
TOTAL SHORT-TERM SECURITIES (cost: $876,085,000)                    876024      13.30
                                                                        -          -
TOTAL INVESTMENT SECURITIES (cost: $4,867,544,000)                 6570298      99.75
Excess of cash and receivables over payables                       16,712         .25
                                                                        -          -
NET ASSETS                                                     $6,587,010     100.00%
                                                               ======================

(1) Non-income-producing securities.

(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements


Equity-type securities appearing in the portfolio since May 31, 1997

Albertson's
Avery Dennison
Avon Products
Bristol-Myers Squibb
Cardinal Health
Computer Associates International
DPL
Glaxo Wellcome
Guidant
Harte-Hanks Communications
Hertz
Houston Industries
Huntington Bancshares
IKON Office Solutions
Kellogg
Kerr-McGee
Lowe's
Marshall & Ilsley
Millennium Chemicals
NIKE
Pioneer Natural Resources
Royal & Sun Alliance Insurance Group
Scottish Power
USF&G
Williams Companies


Equity-type securities eliminated from the portfolio since May 31, 1997

ACNielsen
Dun & Bradstreet
Eastman Kodak
El Paso Natural Gas
Eli Lilly
Exxon
Great Lakes Chemical
Inco
ITT Industries
Litton Industries
McDermott
New York Times
Newport News Shipbuilding
PacifiCare Health Systems
Philips Electronics
Pioneer Hi-Bred International
Polaroid
Rockwell International
Royal Dutch Petroleum
SAFECO
Sears, Roebuck
Tambrands
TOTAL
Tribune
U S WEST Media

Asset Allocation Fund                                  Percent
Investment Portfolio November 30, 1997                  of Net
                                                        Assets
--------------------------------------------------------------
Equity-Type Securities                                  61.16%
Corporate Bonds                                           14.80
U.S. Government Bonds                                     14.18
Non-U.S. Government Bonds                                   .43
Cash & Equivalents                                         9.43




LARGEST INDIVIDUAL EQUITIES
Pfizer                                                   2.03%
Atlantic Richfield                                         1.82
Praxair                                                    1.68
DuPont                                                     1.52
Carnival                                                   1.51
Rentokil Group                                             1.46
Warner-Lambert                                             1.46
BankAmerica                                                1.37
PepsiCo                                                    1.34
Royal Dutch Petroleum                                      1.32

                                                                 Market   Percent
                                                        Number      Valu  of Net
Stocks (common and preferred)                           Shares    (000)   Assets
-------------------------------------------------------------- -------------------
Energy Sources- 8.99%
Atlantic Richfield Co.                                 320,000  $26,080    1.82%
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                 360,000   18,968      1.32
Chevron Corp.                                          225,000   18,042      1.26
Pioneer Natural Resources Co.                          475,000   15,170      1.06
Kerr-McGee Corp.                                       200,000   13,263       .92
Phillips Petroleum Co.                                 200,000    9,688       .67
Murphy Oil Corp.                                       175,300    9,641       .67
Ultramar Diamond Shamrock Corp.                        300,000    9,131       .64
Amoco Corp.                                            100,000    9,000       .63
Chemicals- 6.87%
Praxair, Inc.                                            550000  24,166      1.68
E.I. du Pont de Nemours and Co.                          360000  21,803      1.52
Air Products and Chemicals, Inc.                         210000  16,104      1.12
Millennium Chemicals Inc.                                485100  11,157       .78
Mallinckrodt Inc.                                        250000   9,250       .64
PPG Industries, Inc.                                     150000   8,691       .61
Dow Chemical Co.                                          75000   7,406       .52
Banking- 5.48%
BankAmerica Corp.                                      270,000   19,710      1.37
NationsBank Corp.                                      200,000   12,012       .84
Citicorp                                                 100000  11,994       .84
H.F. Ahmanson & Co.                                      200000  11,900       .83
CoreStates Financial Corp                              125,000    9,664       .67
Fleet Financial Group, Inc.                              120000   7,928       .55
KeyCorp                                                   80000   5,395       .38
Merchandising- 5.37%
J.C. Penney Co., Inc.                                    290000  18,633      1.30
Wal-Mart Stores, Inc.                                    400000  15,975      1.11
Giant Food Inc., Class A                                 400000  13,500       .94
Limited Inc.                                             550000  13,234       .92
Walgreen Co.                                             400000  12,875       .90
Circuit City Stores, Inc. - Circuit City Group            88200   2,894       .20
Health & Personal Care- 5.23%
Pfizer Inc.                                              400000  29,100      2.03
Warner-Lambert Co.                                       150000  20,981      1.46
SmithKline Beecham PLC (American Depositary
 Receipts) (United Kingdom)                              300000  14,888      1.04
Gillette Co.                                           108,480   10,014       .70
Insurance- 3.48%
USF&G Corp.                                              900000  18,169      1.27
General Re Corp.                                          70000  13,895       .97
American General Corp.                                   176700   9,520       .66
CIGNA Corp.                                               50000   8,362       .58
Aerospace & Military Technology- 2.61%
General Motors Corp., Class H                            275000  18,425      1.28
Boeing Co.                                               200000  10,625       .74
Raytheon Co.                                             150000   8,391       .59
Business & Public Services- 2.47%
Rentokil Group PLC (American Depositary Receipts)
 (United Kingdom)                                        500000  21,000      1.46
Avery Dennison Corp.                                     250000  10,469       .73
Alexander & Baldwin, Inc.                                150000   4,050       .28
Telecommunications- 2.32%
Century Telephone Enterprises, Inc.                    357,500   16,467      1.15
Telefonica de Espana, SA (American Depositary Receipts)
 (Spain)                                                 175000  15,137      1.05
NEXTEL Communications, Inc. 13.00% exchangeable
 preferred, Series D (1) (2) (3)                           1250   1,394       .10
Iridium LLC, warrants, expire 2005 (2) (3)                 1500     210       .01
Esat Holdings Ltd., warrants, expire 2007 (Ireland)        3500     105       .01
McCaw International, Ltd., warrants, expire 2007 (2)       2000       5       .00
Forest Products & Paper- 2.02%
Weyerhaeuser Co.                                         176500   9,321       .65
Georgia-Pacific Corp.                                    100000   8,538       .59
Union Camp Corp.                                         100000   6,006       .42
Sonoco Products Co.                                      158300   5,194       .36
Beverages & Tobacco- 1.98%
PepsiCo, Inc.                                            520000  19,175      1.34
UST Corp.                                                300000   9,262       .64
Electrical & Electronics- 1.95%
Nokia Corp., Class A (American Depositary
 Receipts) (Finland)                                     170000  14,131       .98
York International Corp.                                 175000   8,105       .57
Hubbell Inc., Class B                                    126000   5,725       .40
Leisure & Tourism- 1.51%
Carnival Corp., Class A                                  400000  21,625      1.51
Transportation: Rail & Road- 1.25%
Union Pacific Corp.                                      300000  18,000      1.25
Industrial Components- 1.16%
Genuine Parts Co.                                        300000   9,600       .67
Dana Corp.                                               150000   7,012       .49
Data Processing & Reproduction- 1.11%
International Business Machines Corp.                    145000  15,887      1.11
Metals: Nonferrous- 0.94%
Aluminum Co. of America                                  200000  13,450       .94
Electronic Components- 0.91%
AMP Inc.                                                 300000  13,031       .91
Food & Household Products- 0.77%
General Mills, Inc.                                      150000  11,100       .77
Machinery & Engineering- 0.69%
Deere & Co.                                              180000   9,866       .69
Broadcasting & Publishing- 0.61%
Time Warner Inc. 10.25% exchangeable preferred,
 Series M (1)                                              2871   3,273       .23
American Radio Systems Corp. 11.375%
 exchangeable preferred (1) (2) (3)                       26320   3,092       .22
Adelphia Communications Corp. 13.00% exchangeable
 preferred, Series A (2) (3)                              20000   2,320       .16
Metals: Steel- 0.54%
Allegheny Teledyne Inc.                                  300000   7,725       .54
Multi-Industry- 0.49%
Textron Inc.                                             120000   7,095       .49
Miscellaneous Materials & Commodities- 0.44%
Potash Corp. of Saskatchewan Inc. (Canada)                80000   6,295       .44
Automobiles- 0.42%
General Motors Corp.                                     100000   6,100       .42
Utilities: Electric & Gas- 0.16%
Nevada Power Co.                                         100000   2,319       .16
Real Estate- 0.09%
CarrAmerica Realty Corp. 8.57% redeemable preferred,
 Series B                                                 50000   1,247       .09
                                                               --------------------
MISCELLANEOUS
Other stocks in initial period of  acquisition                    9,537       .66
                                                               -------------------
TOTAL STOCKS (cost: $604,139,000)                                 868512    60.52
                                                               --------------------

                                                     Principal
                                                        Amount
Convertible Debentures                                   (000)
-------------------------------------------------------------- -------------------
Industrials & Services- 0.64%
Time Warner Inc.:
 0% 2013                                                $7,000    3,509
 0% 2012                                                 2,500      994       .32
Sunglass Hut International, Inc. 5.25% 2003                3375   2,480       .17
Rogers Communications Inc. 0% 2013                       5,000    2,137       .15
Discovery Zone Inc. 0% 2013                              6,000       15       .00
                                                               -------------------
TOTAL CONVERTIBLE DEBENTURES (cost: $10,857,000)                    9135      .64
                                                               -------------------
TOTAL EQUITY-TYPE SECURITIES (cost: $614,996,000)               877,647     61.16
                                                               -------------------

Bonds & Notes
-----------------------------------------------
Diversified Media, Cable Television &
Telecommunications- 2.09%
Time Warner Inc.:
 9.125% 2013                                             4,000    4,703
 6.10% 2001 (2)                                          2,750    2,680       .51
Tele-Communications, Inc.:
 8.75% 2015                                              2,000    2,272
 9.25% 2023                                              2,000    2,202       .31
Consorcio Ecuatoriano de Telecomunicaciones SA
CONECEL:
 Units, 14.00% 2000 (2)                                    3000   3,030       .28
 14.00% 2002 (2)                                           1000   1,010
U S WEST Capital Funding, Inc. 7.30% 2007                  2500   2,582       .18
Qwest Communications International Inc.
 0%/9.47% 2007 (2) (4)                                     4000   2,580       .18
CEI Citicorp Holdings SA 11.25% 2007 (2)                   2750   2,366       .17
Telesystem International Wireless Inc.
 0%/13.25% 2007 (2) (4)                                    3700   2,202       .15
Iridium LLC 13.00% 2005 (2)                                1500   1,537       .11
Comtel Brasileira Ltda. 10.75% 2004 (2)                  1,500    1,432       .10
Orion Network Systems, Inc. 11.25% 2007                  1,250    1,403       .10
Transportation- 1.79%
Continental Airlines, Inc.:
 Series 1996-A, 6.94% 2013                                 3922   4,006
 Series 1996-2C, 10.22% 2014                               2187   2,635       .58
 Series 1997-4A, 6.90% 2018                                1700   1,726
United Air Lines, Inc.:
 1996-A2, 7.87% 2019                                       2500   2,666
 1995-A1, 9.02% 2012                                       1388   1,574       .34
 9.00% 2003                                                 500     558
Delta Air Lines, Inc.:
 1993-A2, 10.50% 2016                                      2000   2,579
 1992-A2, 9.20% 2014                                       1000   1,176       .26
Airplanes Pass Through Trust, Class C, 8.15% 2019 (5       3000   3,173       .22
Jet Equipment Trust, Series 1995-B, 7.83% 2015 (2)         2372   2,472       .17
USAir, Inc., 1996-B, 7.50% 2008                            1901   1,982       .14
AMR Corp. 9.75% 2000                                       1000   1,071       .08
Financial Services- 1.40%
Capital One Bank:
 7.35% 2000                                                7500   7,667
 7.30% 2027 (2) (6)                                        1250   1,183       .62
Ocwen Financial Corp. 11.875% 2003                         2850   3,192       .23
BTC Capital Trust I 6.469% 2026 (6)                        2250   2,205       .15
Pan Pacific Industrial Investments PLC 0% 2007 (2)       6,000    2,180       .15
Central Fidelity Capital Trust I 6.758% 2027 (2) (6)       2000   2,030       .14
Wharf International Finance Ltd., Series A, 7.625% 2       1750   1,615       .11
Banking & Thrifts- 1.35%
Imperial Capital Trust I, Series A, 9.98% 2026             2950   3,277       .23
Advanta Capital Trust I, Series B, 8.99% 2026              3000   2,970       .21
Dime Capital Trust I, Series A, 9.33% 2027                 2500   2,793       .19
Chase Capital II 6.25% 2027 (6)                            2500   2,375       .16
Chevy Chase Bank, FSB 9.25% 2008                           2000   2,040       .14
Advanta National Bank 6.45% 2000                           1950   1,896       .13
First Nationwide Holdings Inc. 10.625% 2003                1500   1,684       .12
First Union Corp. 6.82%/7.57% 2026 (4)                     1250   1,288       .09
National Westminster Bancorp Inc. 9.45% 2001               1000   1,091       .08
Broadcasting & Publishing- 1.03%
Fox/Liberty Networks, LLC 0%/9.75% 2007 (2) (4)            4000   2,510       .18
News America Holdings Inc.:
 7.43% 2026                                              1,250    1,323
 10.125% 2012                                            1,000    1,158       .17
ITT Publimedia BV 9.375% 2007 (2)                        2,250    2,357       .16
Chancellor Radio Broadcasting Co. 8.75% 2007 (2)         2,250    2,284       .16
Adelphia Communications Corp. 9.25% 2002 (2)               2000   1,995       .14
RBS Participacoes SA 11.00% 2007 (2)                     2,000    1,810       .13
Cablevision Systems Corp. 8.125% 2009 (2)                1,250    1,272       .09
Energy & Related Companies- 0.86%
Oryx Energy Co.:
 9.50% 1999                                              3,000    3,147
 8.375% 2004                                             2,500    2,679       .48
 10.00% 1999                                             1,000    1,045
USX Corp. 9.125% 2013                                    2,500    2,965       .21
OXYMAR 7.50% 2016 (2)                                      2500   2,520       .17
Cellular, Paging & Wireless Communications- 0.79%
CenCall Communications Corp. 0%/10.125% 2004 (4)           3000   2,621       .18
Esat Holdings Ltd. 0%/12.50% 2007 (4)                    3,500    2,450       .17
McCaw International, Ltd. 0%/13.00% 2007 (4)               3000   1,763       .12
Omnipoint Corp. 11.625% 2006                               1500   1,590       .11
NEXTEL Communications, Inc. 0%/9.75% 2007 (2) (4)        2,000    1,155       .08
Clearnet Communications Inc. 0%/11.75% 2007 (4)        C$2,250      956       .07
PriCellular Wireless Corp. 10.75% 2004                 $   750      814       .06
Collateralized Mortgage Obligations
(Privately Originated) (5)- 0.73%
Asset-Backed Securities Investment Trust,
 Series 1997-D, 6.79% 2003 (2)                             5000   5,026       .35
Asset Securitization Corp., Series 1997-D5, Class A-1A,
 6.50% 2043                                                2975   2,998       .21
GMAC Commercial Mortgage Securities, Inc.,
 Series 1997-C1, Class A-1, 6.83% 2003                     2467   2,502       .17
Real Estate- 0.70%
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (2)       2500   2,524       .18
Security Capital Industrial Trust 7.95% 2008               1500   1,609       .11
B.F. Saul Real Estate Investment Trust 11.625% 2002        1500   1,605       .11
Irvine Co. 7.46% 2006 (2) (7)                              1500   1,509       .10
Shopping Center Associates 6.75% 2004 (2)                  1500   1,508       .10
Irvine Apartment Communities, LP 7.00% 2007                1500   1,494       .10
Asset-Backed Obligations (5)- 0.47%
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                     3979   3,974       .28
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                     1500   1,522       .11
Green Tree Financial Corp., Series 1995-A, Class NIM,
 7.25% 2005                                                1197   1,162       .08
Health & Personal Care- 0.42%
Allegiance Corp. 7.00% 2026                                3000   3,077       .21
Integrated Health Services, Inc.:
 9.25% 2008 (2)                                          1,750    1,746
 9.50% 2007 (2)                                          1,250    1,262       .21
Forest Products & Paper- 0.39%
Fort James Corp. 6.625% 2004                             2,500    2,490       .17
Container Corp. of America 9.75% 2003                      2000   2,150       .15
Pindo Deli Finance Mauritius Ltd. 10.75% 2007 (2)          1000     938       .07
Manufacturing & Materials- 0.32%
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026             2750   2,692       .19
Owens-Illinois, Inc. 8.10% 2007                          1,750    1,853       .13
Utilities: Electric & Gas- 0.30%
Israel Electric Corp. Ltd. 7.25% 2006 (2)                  2500   2,532       .18
Commonwealth Edison Co., Series 75, 9.875% 2020            1500   1,793       .12
Metals: Nonferrous- 0.27%
Inco Ltd.:
 9.60% 2022                                                2000   2,264
 9.875% 2019                                             1,500    1,607       .27
Insurance- 0.24%
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005             2000   2,217       .15
Aetna Services, Inc. 6.97% 2036                            1250   1,281       .09
Merchandising- 0.24%
Dayton Hudson Corp. 8.50% 2022                             2500   2,674       .19
Woolworth Corp., Series A, 7.00% 2002                       750     762       .05
Beverages & Tobacco- 0.21%
Sparkling Spring Water Group Ltd. 11.50% 2007 (2)        3,000    3,060       .21
Leisure, Tourism & Restaurants- 0.21%
Royal Caribbean Cruises Ltd. 7.00% 2007                    3000   3,009       .21
Food & Household Products- 0.20%
Fage Dairy Industry SA 9.00% 2007                          2000   1,933       .13
GRUMA, SA de CV 7.625% 2007 (2)                            1000     976       .07
Cable & Telephone in the United Kingdom- 0.20%
COLT Telecom Group PLC, Units, 0%/12.00% 2006 (4)        3,750    2,869       .20
Electrical & Electronics- 0.15%
Philips Electronics NV 7.20% 2026                          2000   2,078       .15
Data Processing & Reproduction- 0.14%
Unisys Corp. 11.75% 2004                                   1750   1,986       .14
Machinery & Engineering- 0.10%
United Defense Industries, Inc. 8.75% 2007 (2)           1,400    1,390       .10
Appliances & Household Durables- 0.10%
Samsung Electronics Co., Ltd. 7.45% 2002 (2)             1,500    1,358       .10
Business & Public Services- 0.08%
Federal Express Corp. 7.53% 2006                           1046   1,081       .08
Recreation & Other Consumer Products- 0.02%
CLN Holdings Inc. 0% 2001                                   500     316       .02
Non-U.S. Governments & Governmental
Authorities- 0.43%
Argentina (Republic of) 11.75% 2007 (2)                    2500   2,407       .17
Canadian Government 4.366% 2026 (8)                    C$2,000    1,499       .10
Mendoza (Province of) 10.00% 2007 (2)                   $1,500    1,427       .10
Poland (Republic of) Past Due Interest Bond 4.00% 20       1000     850       .06
Federal Agency Obligations-Mortgage
 Pass-Throughs (5)- 3.02%
Government National Mortgage Assn.:
 8.00% 2020-2026                                          18538  19,233
 7.50% 2026                                                6315   6,442
 8.50% 2022-2026                                           4965   5,217      2.24
 10.00% 2019                                               1102   1,232
Fannie Mae (formerly Federal National Mortgage Assn.):
 8.50% 2024                                                8711   9,095
 7.00% 2009                                                1547   1,572       .78
 9.00% 2019                                                 475     508
Federal Agency Obligations-Other- 0.63%
Fannie Mae:
 6.53% 2006                                                5000   4,927
 7.52% 2004                                                4000   4,060       .63
U.S. Treasury Obligations- 10.53%
7.00% 2006                                                25000  26,812
7.125% 2000                                               25000  25,683
7.25% 2004                                                20000  21,466
10.375% 2009-2012                                         14000  18,329
6.50% 2002                                                15000  15,366
3.626% 2002 (8)                                         12,500   12,613
8.75% 2000-2008                                            8000   8,897
8.25% 2005                                                 5000   5,279     10.53
9.25% 1998                                                 5000   5,120
11.875% 2003                                               2500   3,241
8.875% 1999                                              2,500    2,589
11.125% 2003                                               2000   2,501
7.50% 2016                                                 1700   1,959
11.75% 2010                                                500      667
10.75% 2003                                                500      611
                                                               -------------------
TOTAL BONDS & NOTES (cost: $413,100,000)                          421946    29.41
                                                               -------------------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes- 7.56%
E.I. du Pont de Nemours and Co. 5.51%-5.59%
 due 1/15-1/16/98                                       23,900   23,727      1.65
Minnesota Mining and Manufacturing Co. 5.53% due 12/    20,000   19,948      1.39
J.C. Penney Funding Corp. 5.50%-5.52%
 due 12/12/97-1/9/98 (2)                                15,200   15,124      1.05
Coca-Cola Co. 5.53% due 1/9/98                          12,700   12,622       .88
General Electric Capital Corp. 5.80% due 12/1/97        11,600   11,598       .81
Procter & Gamble Co. 5.49% due 2/12/98                  10,600   10,476       .73
Ameritech Capital Funding Corp. 5.48% due 12/11/97 (     9,400    9,384       .66
H.J. Heinz Co. 5.55% due 1/8/98                          3,500    3,479       .24
Monsanto Co. 5.48% due 12/8/97                           2,191    2,189       .15
Federal Agency Discount Notes- 1.33%
Fannie Mae 5.47%-5.53% due 1/29-2/20/98                 19,300   19,081      1.33
                                                               ------------------
TOTAL SHORT-TERM SECURITIES (cost: $127,637,000)                  127628     8.89
                                                               ------------------
TOTAL INVESTMENT SECURITIES (cost: $1,155,733,000)               1427221    99.46

Excess of cash and receivables over payables                      7,761       .54
                                                               ------------------
NET ASSETS                                                     $1,434,98 100.00%
                                                               ==================


/1/Payment in kind.  The issuer has the option of paying
 additional securities in lieu of cash.
/2/Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.
/3/Non-income-producing securities.
/4/ Step bond; coupon rate will increase at a later date.
/5/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
/6/ Coupon rate changes periodically.
/7/ Valued under procedures established by the
 Board of Trustees.
/8/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

Equity-type securities appearing in the portfolio since May 31, 1997

Adelphia Communications
AMP
Avery Dennison
CarrAmerica Realty
Dow Chemical
Esat Holdings
Genuine Parts
Giant Food
Iridium LLC
McCaw International
Millennium Chemicals
Murphy Oil
NEXTEL Communications
Pioneer Natural Resources
Praxair
Raytheon
Rogers Communications
Sonoco Products
Sunglass Hut International
USF&G
UST
York International

Equity-type securities eliminated from the portfolio since May 31, 1997

American Home Products
AT&T
Crompton & Knowles
Dun & Bradstreet
Echlin
Kimberly-Clark
McCormick & Co.
Rayonier
Rochester Gas and Electric
Rockwell International
SAFECO
SBC Communications
Tambrands
Tenneco
U S WEST Communications

AMERICAN VARIABLE INSURANCE SERIES
BOND FUND
INVESTMENT PORTFOLIO - November 30, 1997

CORPORATE BONDS                                                              46.09%
U.S. GOVERNMENT BONDS                                                        24.89
EQUITY-TYPE SECURITIES                                                        4.80
NON-U.S. GOVERNMENT BONDS                                                     3.12
CASH & EQUIVALENTS                                                           21.10

                                                                         Principal  Market Percent
                                                                           Amount   Value   Of Net
Bonds & Notes                                                              (000)    (000)   Assets
Diversified Media, Cable Television &
Telecommunications - 6.38%
Tele-Communications, Inc.:
 9.80% 2012                                                                $   485  $   594
 9.25% 2023                                                                    500     550     .79%
Consorcio Ecuatoriano de Telecomunicaciones SA CONECEL:
 Units, 14.00% 2000 (1)                                                        600     606
 14.00% 2002 (1)                                                               500     505      .77
Time Warner Inc.:
 7.95% 2000                                                                    500     514      .70
 6.10% 2001 (1)                                                                500     487
Comtel Brasileira Ltda. 10.75% 2004 (1)                                        1000     955     .66
Comcast Corp.:
 9.50% 2007                                                                    500     518      .55
 8.375% 2007                                                                   250     275
Brooks Fiber Properties, Inc.:
 10.00% 2007                                                                   500     570
 0%/10.875% 2006 (2)                                                           200     164      .51
WorldCom, Inc. 8.875% 2006                                                      500     536     .37
U S WEST Capital Funding, Inc. 6.95% 2037                                      500     509      .35
RCN Corp. 10.00% 2007 (1)                                                      500     501      .35
Qwest Communications International Inc. 0%/9.47% 2007 (1)  (2)                 750     484      .34
Telesystem International Wireless Inc. 0%/13.25% 2007 (1)  (2)                 625     372      .26
Orion Network Systems, Inc. 11.25% 2007                                        250     281      .19
Iridium LLC 13.00% 2005                                                        250     256      .18
Northern Telecom Ltd. 6.875% 2002                                              250     255      .18
Viacom International Inc. 9.125% 1999                                          250     253      .18
Cellular, Paging & Wireless Communications -  6.35%
Omnipoint Corp. 11.625% 2006                                                 1,500   1,590     1.11
Esat Holdings Ltd. 0%/12.50% 2007 (2)                                        2,000   1,400      .97
McCaw International, Ltd. 0%/13.00% 2007 (2)                                 2,000   1,175      .82
NEXTEL Communications, Inc.:
 0%/9.75% 2004 (1)  (2)                                                      1,000     862
 0%/9.75% 2007 (1)  (2)                                                        500     289      .80
Crown Castle International Corp. 10.625% 2007 (1)                            1,000     610      .42
Cellular Communications International, Inc.:
 0% 2000                                                                       500     393
 Units 0% 2000 (3)                                                             250     201      .41
Clearnet Communications Inc. 0%/11.75% 2007 (2)                            C$1,358     577      .40
PriCellular Wireless Corp. 10.75% 2004                                        $500     542      .38
NEXTLINK Communications, Inc. 9.625% 2007                                      500     505      .35
Globalstar, LP, 11.375% 2004                                                   500     500      .35
Cellular Communications of Puerto Rico, Inc.) 10.00% 2007                      500     490      .34
Financial Services - 4.45%
J.P. Morgan & Co. Inc., Series A, 5.994% 2012 (4)  (5)                       2,000   1,912     1.33
Ocwen Financial Corp. 11.875% 2003                                                        1     .89
Capital One Bank:
 7.15% 2006                                                                    500     507
 8.125% 2000                                                                   250     259      .70
 7.30% 2027 (1), (5)                                                           250     236
Central Fidelity Capital Trust I 6.758% 2027 (1)  (5)                          500     507      .35
Wharf International Finance Ltd. 7.625% 2007                                   515     475      .33
MBNA Capital 8.278% 2026                                                       400     413      .29
Pan Pacific Industrial Investments PLC 0% 2007 (1)                             785     285      .20
Hutchison Whampoa Finance Ltd. 6.988% 2037 (1)                                 300     283      .19
BTC Capital Trust I 6.469% 2026 (5)                                            250     245      .17
Broadcasting & Publishing - 4.26%
Fox/Liberty Networks, LLC 0%/9.75% 2007 (1)  (2)                               2250    1412     .98
Cablevision Systems Corp. 8.125% 2009 (1)                                      1250    1272     .88
Chancellor Media Corp. 8.75% 2007 (1)                                          750     761      .53
ITT Publimedia BV 9.375% 2007 (1)                                              500     524      .36
TV Azteca, SA de CV 10.125% 2004                                               500     517      .36
TCI Communications, Inc. 6.375% 1999                                           500     499      .35
American Radio Systems Corp. 9.00% 2006                                        400     425      .30
News America Holdings Inc. 7.43% 2026                                          250     265      .18
Globo Comunicacoes E Participacoes LTDA. 10.50% 2006 (1)                       250     235      .16
RBS Participacoes SA 11.00% 2007 (1)                                           250     226      .16
Cable & Telephone in the United Kingdom - 3.07%
COLT Telecom Group PLC:
 10.125% 2007                                                             GBP1,000   1,688
 Units, 0%/12.00% 2006 (2)                                                  $1,000      765    2.00
 8.875% 2007                                                                 DM750      425
TeleWest Communications PLC 0%/11.00% 2007 (2)                              $1,000      762     .53
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (2)                              650     518      .36
International CableTel Inc., Series B, 10.00% 2007                              250     262     .18
Health & Personal Care - 2.63%
Integrated Health Services, Inc.:
 9.25% 2008 (1)                                                              1,000     998
 9.50% 2007 (1)                                                                750     757     1.22
Paracelsus Healthcare Corp. 10.00% 2006                                        500     520      .36
Allegiance Corp. 7.00% 2026                                                    500     513      .36
Sun HealthCare Group, Inc. 9.50% 2007 (1)                                      500     508      .35
Vencor, Inc. 8.625% 2007 (1)                                                   500     493      .34
Manufacturing & Materials -  2.57%
AK Steel Corp. 9.125% 2006                                                     750     773      .54
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                            700     596      .42
Printpack, Inc. 10.625% 2006                                                   500     530      .37
Fairchild Semiconductor Corp. 10.125% 2007                                     500     522      .36
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                 500     489      .34
Owens-Illinois, Inc. 8.10% 2007                                                250     265      .18
U.S. Can Corp. 10.125% 2006                                                    250     265      .18
Kaiser Aluminum & Chemical Corp. 9.875% 2002                                   250     259      .18
Transportation -  2.44%
Continental Airlines, Inc.:
 7.42% 2007                                                                    500     516
 Series 1997-4A 6.90% 2018                                                     300     305      .77
 Series 1996-C 9.50% 2015 (6)                                                  245     281
Airplanes Pass Through Trust:
 Class C, 8.15% 2019 (6)                                                       500     529
 Class D, 10.875% 2019 (6)                                                     275     308      .58
Jet Equipment Trust:
 Series 1995-A, 11.44% 2014 (1)                                                300     398
 Series 1994-A, 11.79% 2013 (1)                                                250     333      .51
United Air Lines, Inc. 10.67% 2004                                             500     596      .41
Teekay Shipping Corp. 8.32% 2008                                               250     252      .17
Banking & Thrifts - 2.24%
Imperial Capital Trust I, Series A,  9.98% 2026                                550     611      .43
First Nationwide Holdings Inc. 10.625% 2003                                    500     561      .39
Dime Capital Trust I, Series A, 9.33% 2027                                     500     559      .39
Chevy Chase Bank, FSB 9.25% 2008                                               500     510      .35
Advanta Capital Trust I 8.99% 2026                                             500     495      .34
Advanta National Bank 6.45% 2000                                               500     486      .34
Energy & Related Companies - 1.21%
J. Ray McDermott, SA 9.375% 2006                                               500     528
McDermott Inc. 9.375% 2002                                                     400     425      .66
Petrozuata Finance Inc. 7.63% 2009 (1)                                         750     787      .55
Forest Products & Paper - 1.17%
Pindo Deli Finance Mauritius Ltd.:
 10.75% 2007 (1)                                                               750     703
 10.25% 2002 (1)                                                               500     476      .82
Fort James Corp. 6.625% 2004                                                   500     498      .35
Real Estate - 1.05%
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                         1,000   1,010      .70
Irvine Apartment Communities, LP 7.00% 2007                                    500     498      .35
Asset- Backed Obligations (6) - 1.04%
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015                                                         500     508      .35
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                                         398     397      .28
EQCC Home Equity Loan Trust, Asset-Backed Certificates, Series 1996-A,
 Class A-2, 6.95% 2012                                                         300     304      .21
Green Tree Financial Corp., Series 1995-A, Class NIM, 7.25% 2005               299     290      .20
Collateralized  Mortgage Obligations (Privately Originated) (6) - 0.92%
Asset Securitization Corp., Series 1997-D5, Class A-1A, 6.50% 2043             496     500      .35
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,
 Class A-1, 6.83% 2003                                                         493     500      .35
Merrill Lynch Mortgage Investors, Inc., Series 1995-C2,
 Class A, 7.124% 2021                                                          315     320      .22
Food & Household Products - 0.85%
GRUMA, SA de CV 7.625% 2007 (1)                                              1,000     976      .68
Fage Dairy Industry SA 9.00% 2007                                              250     242      .17
Machinery & Engineering - 0.76%
United Defense Industries, Inc. 8.75% 2007 (1)                                 800     794      .55
Deere & Co. 8.95% 2019                                                         250     295      .21
Leisure, Tourism & Restaurants - 0.72%
Rio Hotel & Casino, Inc. 9.50% 2007                                            500     529      .37
Royal Caribbean Cruises Ltd. 7.00% 2007                                        500     501      .35
Beverages & Tobacco - 0.71%
Sparkling Spring Water Group Ltd. 11.50% 2007 (1)                            1,000   1,020      .71
Insurance - 0.65%
Integon Capital I, Integon Corp., Series A, 10.75% 2027                        500     660      .46
Terra Nova (Bermuda) Holdings Ltd. 10.75% 2005                                 250     277      .19
Business & Public Services - 0.57%
Allied Waste North America, Inc. 10.25% 2006                                   500     545      .38
Federal Express Corp. 9.875% 2002                                              250     280      .19
Chemicals - 0.38%
Texas Petrochemicals Corp. 11.125% 2006                                        500     550      .38
Miscellaneous Services - 0.37%
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007                  500     525      .37
Multi-Industry - 0.35%
Reliance Industries Ltd.:
 10.25% 2097 (1)                                                               250     251      .18
 Series B, 10.25% 2097                                                         250     251      .17
Utilities: Electric & Gas - 0.33%
Commonwealth Edison Co., Series 75, 9.875% 2020                                400     478      .33
Data Processing & Reproduction - 0.20%
Unisys Corp. 11.75% 2004                                                       250     284      .20
Appliances & Household Durables - 0.16%
Samsung Electronics Co., Ltd. 7.45% 2002 (1)                                   250     226      .16
Independent Power Producers - 0.15%
California Energy Co., Inc. 9.875% 2003                                        200     217      .15
Recreation & Other Consumer Products - 0.11%
CLN Holdings Inc. 0% 2001                                                      250     158      .11
Non-U.S. Governments & Governmental
Authorities -  3.12%
Canadian Government:
 4.618% 2021 (4)                                                             C$2,00  1,585
 4.366% 2026 (4)                                                             1,000     750     1.62
Argentina (Republic of) 11.75% 2007 (1)                                       $750      722     .50
Ireland (Republic of) 8.00% 2006                                          IRpounds25    424      .29
Mendoza (Province of) 10.00% 2007 (1)                                         $250      238     .17
Brazil (Federal Republic of) Capitalization Bond 8.00% 2014 (7)                285      214     .15
Poland (Republic of) Past Due Interest Bond 4.00% 2014 (5)                     250      212     .15
South Africa (Republic of) 13.00% 2010                                      ZAR1,00    190      .13
Deutschland Republic 8.00% 2002                                               DM250    159      .11
Federal Agency Obligations - Mortgage Pass-Throughs (5) -  7.92%
Government National Mortgage Assn.:
 5.00% 2026 (5)                                                             $3,654   3,682
 6.00% 2026 (5)                                                              1,372   1,387
 6.50% 2025-2026                                                             1,217   1,197     5.83
 10.00% 2019                                                                   735     822
 9.50% 2021                                                                    749     814
 7.00% 2026                                                                    493     494
Fannie Mae (formerly Federal National Mortgage Assn.):
 10.00% 2018-2025                                                            1,048   1,150
 6.137% 2033 (5)                                                               915     912
 9.00% 2021                                                                    636      679
 6.50% 2026                                                                    270     265     2.09
Federal Agency Obligations-Other - 1.23%
Fannie Mae 7.04% 2005                                                           890     886     .62
Freddie Mac (formerly Federal Home Loan Mortgage Corp.):
 6.78% 2005                                                                    500     496
 5.78% 2003                                                                    400     388      .61
U.S. Treasury Obligations - 15.74%
6.25% 2003                                                                  10,500  10,677
8.875% 2017                                                                  4,000   5,250
7.25% 2004                                                                   2,000   2,150    15.74
5.875% 1999                                                                  2,000   2,003
10.375% 2009-2012                                                            1,000   1,283
3.626% 2002 (4)                                                              1,000   1,009
7.50% 2016                                                                     250     288
                                                                                   ----------------
TOTAL BONDS & NOTES (cost: $104,416,000)                                           106,642    74.10
                                                                                   ---------------
                                                                          Number
                                                                             of
                                                                           Shares
Stocks
Common & Preferred Stocks - 3.74%

American Radio Systems Corp. 11.375% exchangeable preferred  (1)  (3)  (7   18,423   2,165     1.50
Time Warner Inc. 10.25% exchangeable preferred, Series M (7)                   580     661      .46
Chancellor Radio Broadcasting Co. 12.00% preferred (1)  (3)  (7)             5,294     625      .44
Adelphia Communications Corp., 13.00% exchangeable preferred,
 Series A (1)  (3)                                                           5,000     580      .40
CarrAmerica Realty Corp. 8.57% redeemable preferred, Series B               20,000     499      .35
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital    20,000     480      .33
NEXTEL Communications, Inc., 13.00% exchangeable preferred, Series D, (1)      250     279      .19
Esat Holdings Ltd., warrants, expire 2007 (Ireland) (1)  (3)                 2,000      60      .04
Iridium LLC, warrants, expire 2005 (1)  (3)                                    250      35      .03
McCaw International, Ltd., warrants, expire 2007 (1)  (3)                    2,000       4      .00

Miscellaneous
Other stocks in initial period of acquisition                                           83      .06
                                                                                   ----------------
TOTAL STOCKS (cost: $4,661,000)                                                      5,471     3.80
                                                                                   ----------------
                                                                         Principal
Convertible Debentures                                                   Amount (000)
Industrials & Services - 1.00%
Time Warner Inc. 0% 2013                                                     1,000     502      .35
Kelley Oil & Gas Corp. 8.50% 2000                                             $500     493      .34
Sunglass Hut International, Inc. 5.25% 2003                                    600     440      .31
                                                                                   ----------------
TOTAL CONVERTIBLE DEBENTURES (cost: $1,387,000)                                      1,435     1.00
                                                                                   ----------------
TOTAL EQUITY-TYPE SECURITIES (cost:  $6,048,000)                                     6,906     4.80
                                                                                   ----------------
Short-Term Securities
Corporate Short-Term Notes -  19.99%
E.I. du Pont de Nemours and Co. 5.50% due 12/23/97                           2,500   2,491     1.73
Ford Motor Credit Co. 5.72% due 1/8/98                                       2,500   2,484     1.73
Pitney Bowes Credit Corp. 5.54% due 12/01/97                                 2,200   2,200     1.53
Duke Energy Corp. 5.56% due 12/9/97                                          2,100   2,097     1.46
Procter & Gamble Co. 5.49% due 12/9/97                                       2,000   1,997     1.39
Campbell Soup Co. 5.49% due 12/12/97                                         2,000   1,996     1.39
General Mills, Inc. 5.62% due 1/9/98                                         2,000   1,987     1.38
Associates Corp. of North America 5.75% due 12/1/97                          1,900   1,900     1.32
Wal-Mart Stores, Inc. 5.50% due 12/2/97                                      1,900   1,899     1.32
American Express Credit Corp. 5.54% due 12/15/97                             1,900   1,896     1.32
Motorola Credit Corp. 5.52% due 12/22/97                                     1,700   1,694     1.18
Sara Lee Corp. 5.53% due 12/4/97                                               1600    1599    1.11
General Electric Capital Corp. 5.72% due 1/20/98                               1500    1488    1.03
Gannett Co., Inc. 5.65% due 1/20/98 (1)                                        1151    1142     .79
Ameritech Capital Funding Corp. 5.50% due 12/29/97 (1)                         1000     996     .69
Lucent Technologies Inc. 5.49% due 12/18/97                                     900     899     .62
                                                                                   ---------------
TOTAL SHORT-TERM SECURITIES (cost: $28,765,000)                                     28,765    19.99
                                                                                   ---------------

TOTAL INVESTMENT SECURITIES (cost: $139,229,000)                                   142,313    98.89
Excess of cash and receivables over payables                                         1,613     1.11
                                                                                   ---------------
NET ASSETS                                                                         $143,926 100.00%
                                                                                   -----------------
                                                                                   -----------------
1 Purchased in a private placement transaction;
 resale to the public may require registration or sale
 only to qualified institutional buyers.

2 Step bond; coupon rate will increase at a later date.

3 Non-income-producing securities.

4 Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

5 Coupon rate changes periodically.

6 Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

7 Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

See Notes to Financial Statements

AMERICAN VARIABLE INSURANCE SERIES
HIGH-YIELD BOND FUND
INVESTMENT PORTFOLIO - NOVEMBER 30, 1997
CORPORATE BONDS                                                        79.95%
NON-U.S. CORPORATE BONDS                                                0.00%
U.S. TREASURY BONDS                                                     5.75%
NON-U.S. GOVERNMENT BONDS                                               1.77%
CASH & EQUIVALENTS                                                      7.25%
EQUITY-TYPE SECURITIES                                                  5.28%

                                                                    Percent
                                                                      of Net
Largest Corporate Holdings                                            Assets
Integrated Health                                                       2.44%
Chancellor Media                                                        2.05
USAir                                                                   2.01
Paracelsus Healthcare                                                   1.79
Container Corp. of America                                              1.79
COLT Telecom                                                            1.79
International CableTel/NTL                                              1.74
American Radio Systems                                                  1.70
Omnipoint                                                               1.68
Orion Network Systems                                                   1.63

                                                                   Principal  Market Percent
                                                                      Amount   Value Of Net
Bonds & Notes                                                          (000)   (000) Assets
Cellular, Paging & Wireless Communications - 12.75%
Omnipoint Corp. 11.625% 2006                                         $12,500 $13,250  1.68%
Orion Network Systems, Inc. Units, 11.25% 2007                        11,250  12,628    1.61
PriCellular Wireless Corp.:
 0%/12.25% 2003(1)                                                     6,000   6,007    1.45
 10.75% 2004                                                           2,750   2,984
 0%/14.00% 2001(1)                                                     2,185   2,414
Centennial Cellular Corp. 8.875% 2001                                 10,000  10,150    1.29
Cellular Communications of Puerto Rico, Inc. 10.00% 2007               7,250   7,105     .90
Cellular Communications International, Inc.:
 Units, 0% 2000(2)                                                     6,500   5,233     .72
 0% 2000                                                                 500     393
Comcast Cellular Holdings, Inc.:
 Series B, 9.50% 2007                                                  4,000   4,140     .66
 10.25% 2001                                                             925   1,013
Clearnet Communications Inc. 0%/11.75% 2007(1)                     C$ 11,825   5,025     .64
CenCall Communications Corp. 0%/10.125% 2004(1)                       $4,750   4,150     .53
Mobile Telecommunications Technology Corp. 13.50% 2002                 3,500   3,999     .51
Comunicacion Celular SA 0%/13.125% 2003(1)                             5,000   3,775     .48
Powertel Inc.(formerly InterCel, Inc.):
 0%/12.00% 2006(1)                                                     2,500   1,784     .43
 11.125% 2007                                                          1,500   1,590
NEXTEL Communications, Inc.:
 0%/9.75% 2007(1)                                                      4,500   2,599     .41
 0%/9.75% 2004(1)                                                        750     647
Telesystems International, Inc. 0%/13.25% 2007(1),(3)                  3,950   2,350     .30
Western Wireless Corp. 10.50% 2006                                     1,500   1,586     .20
McCaw International, Ltd. 0%/13.00% 2007(1)                            2,500   1,469     .19
Heartland Wireless Communications, Inc. 13.00% 2003                    3,500   1,225     .16
Sprint Spectrum LP, Sprint Spectrum Finance Corp. 11.00% 2006            1000    1125    .14
Rogers Cantel Mobile Communications Inc. 9.375% 2008                   1,000   1,055     .13
Vanguard Cellular Systems, Inc. 9.375% 2006                            1,000   1,030     .13
Globalstar LP 11.375% 2004                                             1,000   1,000     .13
MobileMedia Communications, Inc. 0%/10.50% 2003(1)                     4,000     460     .06

Diversified Media, Cable Television &
 Telecommunications - 8.97%
Cablevision Systems Corp.:
 8.125% 2009(3)                                                        4,500   4,579    1.00
 9.875% 2013                                                           3,000   3,255
Adelphia Communications Corp. 9.25% 2002(3)                            7,500   7,481     .95
GST Equipment Funding, Inc.
 (formerly GST Telecommunications, Inc.) 13.25% 2007                   6,000   6,900     .88
WorldCom, Inc. 9.375% 2004                                             6,319   6,689     .85
Nextlink Communications LLC,:
 Nextlink Communications, Inc. 9.625% 2007                             5,000   5,050     .79
 Nextlink Capital, Inc. 12.50% 2006                                    1,000   1,135
Hermes Euro Railtel BV 11.50% 2007(3)                                  5,000   5,475     .70
Brooks Fiber Properties, Inc.:
 10.00% 2007                                                           2,500   2,850     .55
 0%/10.875% 2006(1)                                                    1,750   1,437
Netia Holdings B.V.:
 0%/11.25% 2007(1),(3)                                                 3,000   1,695     .40
 10.25% 2007(3)                                                        1,500   1,421
Qwest Communications International Inc.:
 10.875% 2007                                                          1,500   1,687     .37
 0%/9.47% 2007(1),(3)                                                  2,000   1,290
Multicanal Participacoes SA, Series B, 12.625% 2004                    3,000   2,880     .37
Consorcio Ecuatoriano de Telecommunicaciones SA Conecel
  Units, 14.00% 2000(3)                                                1,000   1,010     .22
  14.00% 2002(3)                                                         750     758
RCN Corporation 0%/11.125% 2007(1),(3)                                 3,000   1,762     .22
Jones Intercable, Inc. 9.625% 2002                                     1,500   1,596     .20
Viacom International Inc. 7.75% 2005                                   1,500   1,512     .19
Teligent, Inc. 11.50% 2007                                             1,500   1,502     .19
Intermedia Communications Inc. 0%/11.25% 2007(1)                       2,000   1,370     .17
Verio Inc. Units, 13.50% 2004(3)                                       1,000   1,180     .15
IXC Communications Inc., Series B, 12.50% 2005                         1,000   1,140     .15
Teleport Communications Group Inc. 9.875% 2006                         1,000   1,100     .14
TCI Communications, Inc. 6.375% 1999                                   1,000     998     .13
Comtel Brasileira Ltda. 10.75% 2004(3)                                 1,000     955     .12
Esat Holdings Ltd. 0%/12.50% 2007(1)                                   1,250     875     .11
Fox/Liberty Networks, LLC 8.875% 2007(3)                                 500     496     .06
ICG Holdings, Inc. 0%/13.50% 2005(1)                                     500     400     .05
Manufacturing & Materials - 8.34%
Kaiser Aluminum & Chemical Corp.:
 12.75% 2003                                                           3,850   4,119    1.21
 Series B, 10.875% 2006                                                2,500   2,713
 9.875% 2002                                                           2,350   2,432
 Series D, 10.875% 2006                                                  250     271
Flextronics International Ltd.  8.75% 2007(3)                          7,250   7,196     .93
Texas Petrochemicals Corp. 11.125% 2006                                6,250   6,875     .87
Derlan Manufacturing Inc. 10.00% 2007                                  6,050   6,352     .81
Anchor Glass Container Corp. 11.25% 2005(3)                            5,000   5,400     .69
Impress Metal Packaging Holdings BV 9.875% 2007                      DM7,000   3,965     .50
Consumers International Inc. 10.25% 2005(3)                           $3,250   3,542     .45
Fairchild Semiconductor Corp. 10.125% 2007                             3,250   3,396     .43
AK Steel Corp.:
 9.125% 2006                                                           2,000   2,060     .40
 10.75% 2004                                                           1,000   1,070
Key Plastics, Inc., Series B, 10.25% 2007                              3,000   3,120     .40
Westinghouse Air Brake Co. 9.375% 2005                                 3,000   3,113     .40
U.S. Can Corp. 10.125% 2006                                            1,750   1,855     .24
Altos Hornos de Mexico, Series A, 11.375% 2002                         1,750   1,820     .23
UCAR Global Enterprises Inc. 12.00% 2005                               1,500   1,680     .21
Printpack, Inc. 10.625% 2006                                           1,500   1,590     .20
Friendly Ice Cream Corp. 10.50% 2007                                   1,500   1,515     .19
Nortek, Inc. 9.25% 2007                                                1,000   1,012     .13
Polymer Group, Inc. 9.00% 2007                                           500     495     .06
Cable & Telephone in the United Kingdom - 7.46%
COLT Telecom Group PLC:
 Units, 0%/12.00% 2006(1)                                            $11,250  $8,606
 8.875% 2007                                                         DM6,500   3,682    1.79
 10.125% 2007                                                      Pounds 1,0  1,688
International CableTel Inc. 0%/10.875% 2003 (1)                      $13,250  12,124    1.54
NTL Inc., Series B, 10.00% 2007                                        1,500   1,571     .20
Videotron Holdings PLC:
 0%/11.125% 2004(1)                                                   10,000   9,452    1.48
 0%/11.00% 2005(1)                                                     2,500   2,199
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(1)                      10,000   7,975    1.01
TeleWest Communications PLC:
 9.625% 2006                                                           3,500   3,622     .85
 0%/11.00% 2007(1)                                                     4,000   3,050
Bell Cablemedia PLC 0%/11.95% 2004(1)                                  5,000   4,645     .59
Broadcasting & Publishing - 6.26%
Chancellor Media Corp.:
 8.75% 2007(3)                                                         5,500   5,583     .96
 9.375% 2004                                                             1500    1564
 8.75% 2007                                                              500     508
American Media Operations, Inc. 11.625% 2004                           4,750   5,154     .66
American Radio Systems Corp. 9.00% 2006                                4,750   5,047     .64
Newsquest Capital PLC:
 11.00% 2006                                                           3,000   3,345     .64
 Series B, 11.00% 2006                                                 1,500   1,672
Globo Comunicacoes E Participacoes LTDA. 10.50% 2006(3)                4,600   4,324     .55
ITT Publimedia BV 9.375% 2007(3)                                       3,750   3,928     .50
Acme Intermediate Holdings Units, 0%/12.00% 2005(1),(3)                5,970   3,343     .43
Antenna TV SA  9.00% 2007(3)                                           2,750   2,688     .34
Young Broadcasting Inc. 10.125% 2005                                   2,000   2,085     .27
TV Azteca, SA de CV 10.125% 2004                                       1,750   1,809     .23
Gray Communications Systems, Inc. 10.625% 2006                         1,500   1,598     .20
TEVECAP SA 12.625% 2004                                                1,750   1,593     .20
STC Broadcasting, Inc. 11.00% 2007                                     1,250   1,344     .17
ITT Promedia CVA 9.125% 2007(3)                                      DM2,000   1,167     .15
Transwestern Publishing Company, LP, TWP Capital Corp. 9.625% 2007    $1,000   1,014     .13
RBS Participacoes SA 11.00% 2007(3)                                    1,000     905     .12
Sun Media Corp. 9.50% 2007                                               500     531     .07
Health & Personal Care - 5.69%
Integrated Health Services, Inc.:
 10.25% 2006                                                           5,000   5,263    1.81
 9.50% 2007(3)                                                         4,750   4,797
 9.25% 2008(3)                                                         4,250   4,239
Paracelsus Healthcare Corp. 10.00% 2006                               13,500  14,040    1.79
Mariner Health Group, Inc. 9.50% 2006                                  4,750   4,845     .62
Vencor, Inc. 8.625% 2007(3)                                            3,500   3,448     .44
Universal Health Services, Inc. 8.75% 2005                             2,900   3,052     .39
Unison HealthCare Corp. 13.00% 2006(3)                                 3,100   2,542     .32
Sun Healthcare Group, Inc. 9.50% 2007(3)                               1,500   1,523     .19
Tenet Healthcare Corp. 8.00% 2005                                      1,000   1,010     .13
Energy & Related Companies - 5.58%
Abraxas Petroleum Corp. 11.50% 2004                                    8,500   9,180    1.17
Kelley Oil & Gas Corp. 10.375% 2006                                    7,000   7,385     .94
Benton Oil and Gas Co.:
 11.625% 2003                                                          3,000   3,308     .81
 9.375% 2007(3)                                                        3,000   3,038
Forcenergy Inc:
 9.50% 2006                                                            2,250   2,368     .56
 8.50% 2007                                                            2,000   2,005
Pogo Producing Co. 8.75% 2007                                          4,250   4,335     .55
McDermott Inc. 9.375% 2002                                             3,250   3,457     .44
Falcon Drilling Co., Inc.:
 Series B, 8.875% 2003                                                 2,250   2,374     .43
 Series B, 9.75% 2001                                                  1,000   1,047
Lomak Petroleum, Inc. 8.75% 2007                                       2,250   2,250     .29
J. Ray McDermott, SA 9.375% 2006                                       1,000   1,055     .13
Mariner Energy, Inc. 10.50% 2006                                       1,000   1,040     .13
Ocean Energy, Inc. 8.875% 2007                                         1,000   1,035     .13
Leisure, Tourism & Restaurants - 4.73%
AMF Group Inc.:
 0%/12.25% 2006(1)                                                    10,150   7,892    1.52
 10.875% 2006                                                          3,750   4,078
Station Casinos, Inc.:
 9.625% 2003                                                           5,600   5,600     .84
 9.625% 2003                                                           1,000   1,008
Boyd Gaming Corp.:
 9.25% 2003                                                            3,500   3,623     .79
 9.50% 2007(4)                                                         2,500   2,575
Rio Hotel & Casino, Inc.:
 10.625% 2005                                                          2,250   2,441     .44
 9.50% 2007                                                            1,000   1,057
Wyndham Hotel Corp. 10.50% 2006                                        2,500   2,912     .37
Sun International Hotels Ltd., Sun International
 North America, Inc. 9.00% 2007                                        1,500   1,545     .20
Foodmaker, Inc. 9.25% 1999                                             1,429   1,461     .19
FelCor Suites LP 7.375% 2004(3)                                        1,250   1,241     .16
CLN Holdings, Inc. 0% 2001                                             1,500     949     .12
California Hotel Finance Corp. 11.00% 2002                               750     781     .10
Miscellaneous Services - 3.66%
CellNet Data Systems, Inc. Units, 0%/14.00% 2007(1),(3)               20,870  10,800    1.38
Allied Waste North America, Inc. 10.25% 2006                           7,300   7,957    1.01
Petro Stopping Centers, LP, Petro Financial Corp. 10.50% 2007          2,750   2,887     .37
Teletrac, Inc. Units, 14.00% 2007(3)                                   2,000   2,060     .26
EarthWatch Inc. Units, 12.50% 2001(3),(4)                              2,000   2,000     .26
Iron Mountain Inc.:
 10.125% 2006                                                          1,500   1,627     .25
 8.75% 2009(3)                                                           350     355
Katz Media Corp., Series B, 10.50% 2007                                1,000   1,102     .14
Forest Products & Paper - 3.61%
Container Corp. of America:
 9.75% 2003                                                           10,000  10,750    1.79
 Series A, 11.25% 2004                                                 2,000   2,190
 Series B, 10.75% 2002                                                 1,000   1,092
Pacific Lumber Co. 10.50% 2003                                         4,000   4,120     .52
Advance Agro PLC 13.00% 2007(4)                                        3,000   2,723     .35
MAXXAM Group Inc. 11.25% 2003                                          2,000   2,125     .27
Indah Kiat Finance Mauritius Ltd. 10.00% 2007(3)                       2,000   1,820     .23
Pindo Deli Finance Mauritius Ltd. 10.25% 2002(3)                       1,500   1,429     .18
Copamex Industrias, SA de CV 11.375% 2004                              1,000   1,081     .14
U.S. Timberlands Finance Corp. 9.625% 2007                             1,000   1,023     .13
Food & Food Retailing -  3.26%
Fage Dairy Industry SA 9.00% 2007                                      8,500   8,213    1.04
Randall's Food Markets, Inc. 9.375% 2007(3)                            4,750   4,821     .62
Carr-Gottstein Foods Co. 12.00% 2005                                   3,000   3,315     .42
Stater Brothers Holdings Inc. 11.00% 2001                              2,000   2,210     .28
Rykoff-Sexton, Inc. 8.875% 2003                                        2,100   2,132     .27
Bruno's, Inc. 10.50% 2005                                              5,700   1,995     .25
DGS International Finance Co. BV 10.00% 2007(3)                        2,000   1,888     .24
Quality Food Centers, Inc., Series B, 8.70% 2007                       1,000   1,075     .14
Transportation -  3.25%
USAir, Inc.:
 10.00% 2003                                                           5,750   5,980    2.01
 9.625% 2001                                                           4,250   4,420
 Pass-Through Trust, Series 1993-A3, 10.375% 2013(5)                   3,000   3,344
 Pass-Through Trust, Series 1993-A2, 9.625% 2003(5)                    1,500   1,613
 Pass-Through Trust, Series 1993-A1 8.625% 1998(5)                       500     505
Kitty Hawk, Inc. 9.95% 2004(3)                                         4,000   4,050     .52
Teekay Shipping Corp. 8.32% 2008                                       3,500   3,535     .45
Delta Air Lines, Inc. 10.00% 2014(3)                                   1,000   1,248     .16
Airplanes Pass Through Trust, Class D, 10.875% 2019(5)                   750     840     .11
Beverages - 2.58%
Canandaigua Wine Co., Inc.:
 Series C, 8.75% 2003                                                  3,750   3,778     .84
 8.75% 2003                                                            2,750   2,778
Delta Beverage Group, Inc. 9.75% 2003                                  4,700     4900    .62
Sparkling Spring Water Group Ltd. 11.50% 2007(3)                       4,500   4,590     .58
Standard Commercial Corp. 8.875% 2005(3)                               3,250   3,258     .41
Dr Pepper Bottling Co. of Texas 10.25% 2000                            1,000     1015    .13
Independent Power Producers - 1.57%
California Energy Co., Inc. 10.25% 2004                               11,300  12,346    1.57
Protection Services - 0.54%
Protection One Alarm Monitoring, Inc. 0%/13.625% 2005(1),(4)           2,000   2,170     .28
Borg-Warner Security Corp. 9.625% 2007                                 2,000   2,060     .26
Banking & Financial Services - 0.39%
First Nationwide Holdings Inc. 10.625% 2003                            1,500   1,684     .21
Ocwen Financial Corp. 11.875% 2003                                     1,250   1,400     .18
Merchandising - 0.30%
Loehmann's, Inc. 11.875% 2003                                          1,250   1,262     .16
Barnes & Noble, Inc., Series B, 11.875% 2003                           1,000   1,070     .14
Real Estate - 0.27%
B.F. Saul Real Estate Investment Trust 11.625% 2002                    2,000   2,140     .27
Electric & Gas Utilities - 0.26%
Columbia Gas Systems, Inc., Series A,  6.39% 2000                      2,000   2,011     .26
Textiles & Apparel - 0.24%
WestPoint Stevens Inc. 8.75% 2001                                      1,000   1,040     .13
Tultex Corp. 10.625% 2005                                                750     812     .10
Insurance - 0.18%
Integon Capital I, Integon Corp., Series A, 10.75% 2027                1,100   1,452     .18
Machinery & Engineering - 0.06%
United Defense Industries, Inc. 8.75% 2007(3)                            500     496     .06
Non-U.S. Governments & Governmental
 Authorities - 1.77%
Argentina (Republic of):
 11.75% 2007(3)                                                    ARP 4,500     4333   1.19
 Eurobond, Series L, 6.688% 2005 (6)                                  $4,464     3962
 11.375% 2017                                                          1,000     1068
Panama (Republic of) Interest Reduction Bond 3.75% 2014(3),(6)           3000    2284    .29
United Mexican States Government 11.375% 2016                            1250    1417    .18
Poland (Republic of) Past Due Interest Bond 4.00% 2014(6)              1,000     850     .11
U.S. Treasury Obligations - 5.75%
 11.625% 2004                                                         13,600  17,975    5.75
 7.75% 2001                                                            8,000   8,441
 6.875% 1999                                                           7,000   7,117
 8.50% 2000                                                            5,000   5,357
 8.00% 2001                                                            4,000   4,264
 6.625% 2002                                                           2,000   2,058
                                                                             ----------------
TOTAL BONDS & NOTES (cost: $664,895,000)                                     687,583   87.47
                                                                             ---------------

                                                                     Number
                                                                          of
Stocks                                                                Shares

Common & Preferred Stocks - 4.80%
Chancellor Media Corp. 12.00% exchangeable preferred(2),(3),(7)       72,764   8,586    1.09
American Radio Systems Corp. 11.375% exchangeable preferred(2),(3),   67,823   7,969
American Radio Systems Corp., Class A(2)                               7,500     373    1.06
NEXTEL Communications, Inc. 13.00% exchangeable preferred(2),(3),(7    3,500   3,902     .51
NEXTEL Communications, Inc. Class A(2)                                 5,422     137
NEXTEL Communications, Inc., warrants, expire 1999(2),(4)              9,500                 -
Time Warner Inc. 10.25% exchangeable preferred, Series M(7)            3,479   3,966     .50
IXC Communications, Inc. 12.50% exchangeable preferred, 2009(3),(7)    2,576   2,938     .37
EarthWatch Inc. 12.00% convertible preferred, Series C(2),(3),(4),(  350,000   2,800     .36
Kelley Oil & Gas Corp. convertible preferred                          90,000   2,025     .26
Integrated Health Services, Inc.                                      39,000   1,187     .15
Jacor Communications, Inc.(2)                                         25,000   1,094     .14
CellNet Data Systems, Inc.(2),(4)                                    112,000     750     .10
Cellular Communications International, Inc.(2)                        10,200     444     .06
Acme Television, LLC(2),(3)                                              362     363     .05
Marriott International, Inc.                                           4,512     327     .04
Comunicacion Celular SA, Class B, warrants, expire 2003(2),(3)         5,000     300     .04
ICG Holdings, Inc., warrants, expire 2005(2),(3)                      13,200     178     .02
Orion Network Systems, Inc., warrants, expire 2007 (2)                11,250     173     .02
Globalstar Telesystem, warrants, expire 2004 (2)                       1,000     120     .02
Protection One Alarm Monitoring, Inc., warrants, expire 2005(2),(3)    6,400      70     .01
Esat Holdings Ltd., warrants, expire 2007(2),(3)                       1,250      37     .00
McCaw International, Ltd., warrants, expire 2007(2),(3)                2,500       6     .00
Heartland Wireless Communications, Inc., warrants, expire 2000(2),(   18,000                       -
                                                                             ----------------
TOTAL STOCKS (cost: $33,545,000)                                              37,745    4.80
                                                                             ----------------


                                                                   Principal  Market Percent
                                                                      Amount   Value Of Net
Convertible Debentures                                                 (000)   (000) Assets

Industrials & Services -  0.48%
Integrated Health Services, Inc. 5.75% 2001                          $ 3,500   3,780     .48
                                                                             ----------------
TOTAL CONVERTIBLE DEBENTURES (cost: $3,446,000)                                3,780     .48
                                                                             ----------------

TOTAL EQUITY -TYPE SECURITIES (cost: $36,991,000)                             41,525    5.28
                                                                             ----------------
Short-Term Securities
Corporate Short-Term Notes -  4.74%
Ameritech Corp. 5.48%-5.50% due 12/11-12/19/97(3)                     15,800  15,764    2.01
E.I. du Pont de Nemours and Co. 5.55%-5.59% due 12/1/97-1/5/98        11,600  11,545    1.47
International Lease Finance Corp. 5.50% due 01/05/98                  10,000   9,945    1.27
Federal Agency Discount Notes - .61%
Fannie Mae 5.44%-5.62% due 12/11/97-1/20/98                            4,800   4,772     .61

                                                                             ---------------
TOTAL SHORT-TERM SECURITIES (cost: $42,027,000)                               42,026    5.35
                                                                             ---------------

TOTAL INVESTMENT SECURITIES (cost: $743,913,000)                             771,134   98.10
Excess of cash and receivables over payables                                  14,924    1.90
                                                                             ---------------
NET ASSETS                                                                   $786,058100.00%
                                                                             ===============


(1) Step bond; coupon rate will increase at a later date.

(2) Non-income-producing securities.

(3) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

(4) Valued under procedures established by the Board of Trustees.

(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(6) Coupon rate changes periodically.

(7) Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

American Variable Insurance Series
U.S. Government/AAA-Rated Securities Fund
Investment Portfolio, November 30, 1997
------------------------------------------------             -------- ----------------
U.S. TREASURY BONDS                                             44.97%
PRIVATE MORTGAGE & ASSET-BACKED SECURITIES                      22.78
FEDERAL AGENCY MORTGAGE-RELATED SECURITIES                      21.12
CASH & EQUIVALENTS                                               7.60
OTHER FEDERAL OBLIGATIONS                                        3.08
CORPORATE BONDS                                                  0.45
------------------------------------------------             -------- ----------------
                                                             Principal Market Percent
                                                               Amount  Value  of Net
Bonds & Notes                                                  (000)   (000)  Assets
------------------------------------------------             -------- ----------------
U.S. Treasury Obligations - 44.97%
10.75% 2003                                                   $53,000 $64,801
8.875% 2017                                                      39800   52238
10.375% 2009                                                   33,500  41,718
12.00% 2013                                                      10000   14631
7.25% 2004                                                       11150   11967
3.626% 2002 (1)                                                  11000   11099 44.97%
7.125% 2023                                                     6,750   7,602
5.875% 1999                                                     5,000   5,008
14.25% 2002                                                       2000    2621
13.125% 2001                                                      1500    1839
9.00% 1998                                                      1,250   1,269

Federal Agency Obligations - Mortgage
  Pass-Throughs (2) - 16.44%
Government National Mortgage Assn.:
 7.00% 2018-2024                                                 16375   16751
 8.50% 2021-2026                                                 11711   12397
 9.50% 2019-2021                                                  4876    5293
 6.50% 2027                                                       3975    3912
 7.375% 2024                                                      3420    3504
 10.00% 2019                                                      2939    3287  10.18
 6.875% 2018                                                      1911    1964
 9.00% 2009-2016                                                  1193    1283
 10.50% 2019                                                       134     152
 11.00% 2019                                                        46      53
 12.00% 2012-2014                                                    7       8
Fannie Mae (formerly Federal National Mortgage Assn.):
 8.00% 2024                                                       7288    7610
 8.50% 2023                                                       5268    5530
 7.50% 2009-2027                                                  4274    4375
 10.00% 2018                                                      3698    4065   5.88
 7.00% 2010-2027                                                  3403    3431
 9.00% 2011-2025                                                  2882    3068
Feddie Mac (formerly Federal Home Loan Mortgage Corp.):
 9.00% 2021-2022                                                  1589    1707
 9.50% 2016                                                       107     114     .38
 12.00% 2010                                                         2       2

Collateralized Mortgage Obligations
 (Privately Originated) (2) - 13.65%
Prudential-Bache CMO Trust III, 9.44% 2018                       14000   14648   3.06
GE Capital Mortgage Services, Inc.:
 Series 1994-15, Class A-10, 6.00% 2009                           8000  7,560
 Series 1995-10, Class A-1, 7.00% 2010                            6833  6,850    3.02
Westam Mortgage, Class 4-H, 8.95% 2018                           11000 11,656    2.44
Morgan Stanley Capital I, Series 1997-HF1,
 Class A-1, 6.86% 2006 (3)                                        4924    5019   1.05
Merrill Lynch Mortgage Investors, Inc.:
 Series 1997-C1, Class A-1, 6.95% 2029                          2,925   2,987
 Series 1995-C3, Class A-2, 6.847% 2025 (4)                     1,500   1,522     .94
Structured Asset Securities Corp., Series 1996-CFL,
 Class A1-C, 5.944% 2028                                          4316    4292    .90
AMRESCO Commercial Mortgage Funding I Corp.,
 Series 1997-C1, Class A-1, 6.73% 2029                            3928    3981    .83
J.P. Morgan Commercial Mortgage Finance Corp., Series 1995-C1,
 Class A2, 7.403% 2010 (4)                                        3000    3133    .66
DLJ Mortgage Acceptance Corp., Series 1995-CF2,
 Class A-1B, 6.85% 2027 (3)                                       2250    2285    .48
Prudential Home Mortgage Securities Co., Inc., Series 1992-33,
 Class A-12, 7.50% 2022                                           1289    1286    .27
Asset-Backed Obligations (2) - 9.13%
ContiMortgage Home Equity Loan Trust 1996-4,
 Class A-4, 6.37% 2011                                           12000 11,963    2.51
Green Tree Financial Corp.:
 Series 1995-9, Class A-5, 6.80% 2027                             5000    5034
 Series 1995-3, Class A-5, 7.30% 2025                             2050    2092   1.91
 Series 1996-10, Class A-5, 6.83% 2028                            2000    2009
UCFL Acceptance Corp., Series 1996-D1,
 Class A-5, 6.918% 2019                                           8500  8,594    1.80
Standard Credit Card Master Trust 1991-3, Class A,
 8.875% 1999                                                      5500    5589   1.17
California Infrasturcture and Economic Development Bank Special
 Purpose Trust PG&E-1, Series 1997-1, Class A-6, 6.32% 2005       5500    5507   1.15
EQCC Home Equity Loan Asset-Backed Certificates,
 Series 1996-A, Class A-2, 6.95% 2012                             2000    2024    .42
IMC Home Equity Loan Trust, Series 1996-2,
 Class A-2, 6.78% 2011                                             797    795     .17
Collateralized Mortgage Obligations
 (Federal Agencies) (2) - 3.64%
Feddie Mac:
 Series 1567, Class A, 6.15% 2023 (4)                             9577    9026
 Series 1948, Class PJ, 6.65% 2027                                4000    3941
 Series 1716, Class A, 6.50% 2009                                 2250    2198
 Series 1507, Class JZ, 7.00% 2023                                 548     544   3.46
 Series 83-B, Class B-3, 12.50% 2013                               409     448
 Series 1983, Class FB, 6.25% 2026 (4)                             391     392
 Fannie Mae, Series 1994-4, Class ZA, 6.50% 2024                   904     841    .18
Federal Agency Obligations - Other - 3.08%
Freddie Mac, 6.555% 2006                                          8500    8383   1.76
FNSM Principal STRIPS:
 0%/8.62% 2022 (5)                                                4500    4430
 0%/8.25% 2022 (5)                                                2000    1882   1.32
Federal Collateralized Mortgage Obligations
 (Privately Originated) (2) - 1.04%
Fannie Mae, 6.85% 2026                                            5087    4992   1.04

Financial - 0.25%
Signal Capital Corp. 9.95% 2006                                   1150    1182    .25

Telephone Utilities - 0.20%
BellSouth Savings and Security ESOP Trust 9.125% 2003              890     957    .20
                                                                      ----------------
TOTAL BONDS & NOTES (cost: $431,559,000)                              441,341   92.40
                                                                      ----------------

Short-Term Securities
------------------------------------------------
Corporate Short-Term Notes - 9.22%
General Electric Capital Corp.  5.80% due 12/1/97                17700   17697   3.71
International Lease Finance Corp.  5.52% due 12/16/97            17400   17357   3.63
Kellogg Co.  5.50% due 12/12/97                                   9000    8984   1.88

                                                                      ----------------
TOTAL SHORT-TERM SECURITIES (cost: $44,038,000)                          44038   9.22
                                                                      ----------------
TOTAL INVESTMENT SECURITIES (cost: $475,597,000)                        485379 101.62

Excess of payables over cash and receivables                            7,730    1.62
                                                                      ----------------
NET ASSETS                                                            $477,649100.00%
                                                                      ================

(1) Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

(3) Purchased in a private placement transaction;
  resale to the public may require registration or sale only to qualified institutional buyers.
(4) Coupon rate may change periodically.

(5) Step bond; coupon rate will
  increase at a later date.

 See Notes to Financial Statements


American Variable Insurance Series
Cash Management Fund
Investment Portfolio, November 30, 1997

                                                     Principa  Market
                                                      Amount    Value Percent of
Short-Term Securities                                  (000)    (000) Net Assets


Corporate Short-Term Notes - 71.95%
General Mills, Inc. 5.62%-5.65% due 1/7-1/9/98        $ 8,500 $  8,448   3.52%
General Electric Capital Corp. 5.48% due 12/8/97       8,000    7,990    3.33
Beneficial Corp. 5.50% due 12/12-12/19/97              8,000    7,980    3.33
Sherwin-Williams Co. 5.48% due 12/5/97 (1)             7,500    7,494    3.13
Gillette Co. 5.48% due 12/5/97 (1)                     7,300    7,295    3.04
J.C. Penney Funding Corp. 5.60%-5.70% due 1/5-1/12/98  7,300    7,253    3.02
Gannett Co., Inc. 5.67%-5.75% due 1/8-1/15/98 (1)      7,300    7,250    3.02
Merck & Co., Inc. 5.47% due 12/1/97                    7,100    7,099    2.96
Atlantic Richfield Co. 5.47% due 12/22/97              7,000    6,977    2.91
Pfizer Inc 5.50% due 12/2/97 (1)                       6,500    6,498    2.71
Procter & Gamble Co. 5.49% due 12/9/97                 6,000    5,992    2.50
H.J. Heinz Co. 5.48%-5.60% due 12/4/97-1/5/98          6,000    5,991    2.49
SBC Communications Inc. 5.52% due 12/8/97 (1)          5,500    5,493    2.29
Bell Atlantic Financial Services, Inc. 5.68%-5.70%
 due 1/14-1/16/98                                      5,500    5,460    2.28
E.I. du Pont de Nemours and Co. 5.55% due 12/11/97     5,400    5,391    2.25
A.I. Credit Corp. 5.52% due 12/3/97                    5,300    5,298    2.21
Kellogg Co. 5.63% due 1/15/98                          5,200      5164   2.15
Xerox Corp. 5.49% due 12/2/97                          5,000    4,999    2.08
Electronic Data Systems Corp. 5.49% due 12/11/97 (1)   5,000    4,992    2.08
Hershey Foods Corp. 5.50% due 12/11/97                 5,000      4992   2.08
American Express Credit Corp. 5.49% due 12/16/97       5,000    4,988    2.08
Ameritech Corp. 5.50% due 12/16/97 (1)                 5,000      4988   2.08
Albertson's, Inc. 5.57% due 12/16/97                   5,000    4,988    2.08
Yale University 5.50% due 12/23/97                     5,000      4982   2.08
Wal-Mart Stores, Inc. 5.52% due 12/1/97                4,300    4,299    1.79
Ford Motor Credit Co. 5.71% due 1/6/98                 3,800      3778   1.58
Commercial Credit Co. 5.48% due 12/4/97                3,400    3,398    1.42
Lucent Technologies Inc. 5.48% due 12/2/97             3,000      2999   1.25
Schering Corp. 5.53% due 12/23/97                      3,000      2989   1.25
Pitney Bowes Credit Corp. 5.60% due 1/9/98             3,000    2,981    1.24
Duke Energy Corp. 5.50% due 12/12/97                   2,200    2,196     .92
Motorola Credit Corp. 5.60% due 12/31/97                 1930     1921    .80

Federal Agency Obligations - 23.14%
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.) 5.43%-5.50% due 12/11-12/31/97       31,700     31607  13.17
Fannie Mae (formerly Federal National
 Mortgage Assn.) 5.46%-5.50% due 12/8-12/19/97        16,080     16049   6.70
Federal Home Loan Banks 5.50%-5.53% due 1/9-1/14/98    7,900      7850   3.27

Certificates of Deposit - 4.16%
Morgan Guaranty Trust Co. of New York 5.59% due 12/19    5000     5000   2.08
Wachovia Corp. 5.52% due 12/8/97                         5000     5000   2.08

Bankers' Acceptances - 0.83%
BankAmerica Corp. 5.50% due 12/29/97                   2,000      1991   0.83
                                                             -------------------
TOTAL INVESTMENT SECURITIES (cost: $240,060,000)                240060 100.08
Excess of payables over cash and receivables                       185   0.08
                                                             -------------------
NET ASSETS                                                   $239,875  100.00%
                                                             ===================

(1) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
at November 30, 1997
(dollars
in
thousands)                              Global              Inter-   Growth-
                                        Growth    Growth  national    Income
                                          Fund      Fund      Fund      Fund
---------------------------------    ----------------------------------------
ASSETS:
Investment securities at market       $126,392 $4,716,994$2,662,886$6,570,298
Cash                                         5       114        32       233
Receivables for-
 Sales of investments                      414    30,779     7,685    13,709
 Sales of fund's shares                     31        73        31        52
 Open forward currency
  contracts                                 -         -      1,826        -
 Dividends and accrued
  interest                                 151       991     5,911    11,431
                                      --------- --------- --------- ----------
                                       126,993 4,748,951 2,678,371 6,595,723
LIABILITIES:                          --------- --------- --------- ----------
Payables for-
 Purchases of investments                  136     1,264    16,184     5,575
 Repurchases of fund's shares               11       652       422     1,103
 Management services                        69     1,548     1,253     1,887
 Distribution fees - Class 2 (1)             9        14
 Accrued expenses                            6        90       384       119
                                      --------- --------- --------- ----------
                                           231     3,568    18,252     8,713
NET ASSETS AT                        ----------------------------------------
 November 30, 1997                    $126,762 $4,745,383$2,660,119$6,587,010
                                     =========================================
Investment securities at cost         $127,917 $3,389,105$2,385,297$4,867,544
                                     =========================================

Class 1 (unlimited shares authorized):
 Net Assets                            $80,271 $4,670,771$2,612,322$6,429,794
 Shares of beneficial interest
  outstanding                        7,559,756 93,190,502162,594,75160,872,178
 Net asset value per share              $10.62    $50.12    $16.07    $39.97

Class 2 (unlimited shares authorized) (1):
 Net Assets                            $46,491   $74,612   $47,797  $157,216
 Shares of beneficial interest
  outstanding                        4,381,550 1,489,554 2,976,975 3,935,910
 Net asset value per share              $10.61    $50.09    $16.06    $39.94

                                                                        U.S.
                                                                   Government/
                                         Asset           High-YieldAAA-Rated
                                     Allocation     Bond      Bond Securities
                                          Fund      Fund      Fund      Fund
                                     ----------------------------------------

ASSETS:
Investment securities at market      $1,427,221 $142,313  $771,134  $485,379
Cash                                     1,113        62       929        26
Receivables for-
 Sales of investments                       -         -      1,885        -
 Sales of fund's shares                     45        15        11        -
 Open forward currency
  contracts                                 -          7       147        -
 Dividends and accrued
  interest                               8,418     1,717    13,884     3,984
                                      --------- --------- --------- ----------
                                     1,436,797   144,114   787,990   489,389
LIABILITIES:                          --------- --------- --------- ----------
Payables for-
 Purchases of investments                1,055       103     1,434    11,447
 Repurchases of fund's shares              204        21       158        78
 Management services                       518        60       317       198
 Distribution fees - Class 2 (1)
 Accrued expenses                           31         2        19        15
                                      --------- --------- --------- ----------
                                         1,815       188     1,932    11,740
NET ASSETS AT                        ----------------------------------------
 November 30, 1997                   $1,434,982 $143,926  $786,058  $477,649
                                     =========================================
Investment securities at cost        $1,155,733 $139,229  $743,913  $475,597
                                     =========================================

Class 1 (unlimited shares authorized):
 Net Assets                          $1,393,415 $132,172  $765,413  $470,624
 Shares of beneficial interest
  outstanding                        86,209,60812,449,55851,175,56242,109,994
 Net asset value per share              $16.16    $10.62    $14.96    $11.18

Class 2 (unlimited shares authorized) (1):
 Net Assets                            $41,567   $11,754   $20,645    $7,025
 Shares of beneficial interest
  outstanding                        2,573,220 1,107,877 1,381,229   628,985
 Net asset value per share              $16.15    $10.61    $14.95    $11.17

                                          Cash
                                     Management
                                          Fund     Total
                                     --------------------

ASSETS:
Investment securities at market       $240,060 $17,142,677
Cash                                        39     2,553
Receivables for-
 Sales of investments                       -     54,472
 Sales of fund's shares                     -        258
 Open forward currency
  contracts                                 -      1,980
 Dividends and accrued
  interest                                  72    46,559
                                      --------- ----------
                                       240,171 17,248,499
LIABILITIES:                          --------- ----------
Payables for-
 Purchases of investments                   -     37,198
 Repurchases of fund's shares              195     2,844
 Management services                        92     5,942
 Distribution fees - Class 2 (1)                      78
 Accrued expenses                            7       673
                                      --------- ----------
                                           296    46,735
NET ASSETS AT                        --------------------
 November 30, 1997                    $239,875 $17,201,764
                                     =====================
Investment securities at cost         $240,060 $13,524,395
                                     =====================

Class 1 (unlimited shares authorized):
 Net Assets                           $226,046
 Shares of beneficial interest
  outstanding                        20,316,468
 Net asset value per share              $11.13

Class 2 (unlimited shares authorized) (1):
 Net Assets                            $13,829
 Shares of beneficial interest
  outstanding                        1,243,706
 Net asset value per share              $11.12



1  Shares offered for sale
 commencing on April 30, 1997.

See Notes to Financial Statements

American Variable Insurance Series         (dollars
FINANCIAL STATEMENTS                             in
                                           thousands)
Statement of Operations
for the year ended November 30, 1997


                                             Global            Inter-      Growth-
                                             Growth   Growth national       Income
                                           Fund (1)     Fund     Fund         Fund
                                           ---------------------------   ---------
INVESTMENT INCOME:
Income:
 Dividends                                     $439  $18,508  $49,121      $96,848
 Interest                                       473   24,088   10,452       43,091
                                           ---------------------------  ----------
                                                912   42,596   59,573      139,939
                                           ---------------------------  ----------
Expenses:
 Management services fee                        310   17,154   15,477       21,263
 Distribution fees - Class 2 (2)                 32       46       34           99
 Reports to shareholders                          1      119       78          166
 Registration statement and
  prospectus                                      1       77       46          102
 Postage, stationery and
  supplies                                        1       67       47           98
 Trustees' fees                                   -       52       34           73
 Auditing and legal fees                          -       49       32           71
 Custodian fee                                   15      125    2,039          146
 Taxes other than federal
  income tax                                      -       52       32           70
 Other expenses                                   3       34      160           44
                                           ---------------------------  ----------
                                                363   17,775   17,979       22,132
                                           ---------------------------  ----------
 Net investment income                          549   24,821   41,594      117,807
                                           ---------------------------  ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                            (99) 561,323  277,748      631,933
                                           ---------------------------  ----------
Net change in unrealized appreciation
 (depreciation) on investments               (1,529) 342,407  (93,902)     464,898
Net increase in unrealized appreciation
 on open forward currency contracts               -        -    1,826            -
                                           ---------------------------  ----------
Net unrealized appreciation
 (depreciation)                              (1,529) 342,407  (92,076)     464,898
                                           ---------------------------  ----------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                              (1,628) 903,730  185,672    1,096,831
                                           ---------------------------  ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS           $(1,079)$928,551 $227,266   $1,214,638
                                           ===========================   =========


                                                                              U.S.
                                                                High-  Government/
                                              Asset             Yield    AAA-Rated
                                           Allocatio    Bond     Bond   Securities
                                               Fund     Fund     Fund         Fund
                                           ------------------------------------------
INVESTMENT INCOME:
Income:
 Dividends                                  $16,612   $  124     $447            -
 Interest                                    35,802    7,467   68,229      $35,077
                                           ---------------------------  ----------
                                             52,414    7,591   68,676       35,077
                                           ---------------------------  ----------
Expenses:
 Management services fee                      5,806      557    3,624        2,444
 Distribution fees - Class 2 (2)                 26        7       14            5
 Reports to shareholders                         36        3       21           14
 Registration statement and
  prospectus                                     22        2       12            8
 Postage, stationery and
  supplies                                       21        2       12            8
 Trustees' fees                                  16        1        9            7
 Auditing and legal fees                         15        1        9            7
 Custodian fee                                   57        7       39           24
 Taxes other than federal
  income tax                                     16        2       10            7
 Other expenses                                  12        2        8            7
                                           ---------------------------  ----------
                                              6,027      584    3,758        2,531
                                           ---------------------------  ----------
 Net investment income                       46,387    7,007   64,918       32,546
                                           ---------------------------  ----------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                         78,404    1,649   14,913       (9,383)
                                           ---------------------------  ----------
Net change in unrealized appreciation
 (depreciation) on investments               86,689    1,006    4,975        6,202
Net increase in unrealized appreciation
 on open forward currency contracts               -        1      147            -
                                           ------------------------------------------
Net unrealized appreciation
 (depreciation)                              86,689    1,007    5,122        6,202
                                           ------------------------------------------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                             165,093    2,656   20,035       (3,181)
                                           ---------------------------  ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS          $211,480   $9,663  $84,953      $29,365
                                           ==========================================


                                               Cash
                                            Manage-
                                               ment
                                               Fund    Total
                                           ------------------
INVESTMENT INCOME:
Income:
 Dividends                                        - $182,099
 Interest                                   $13,554  238,233
                                           -------------------
                                             13,554  420,332
                                           -------------------
Expenses:
 Management services fee                      1,113   67,748
 Distribution fees - Class 2 (2)                 11      274
 Reports to shareholders                          7      445
 Registration statement and
  prospectus                                      8      278
 Postage, stationery and
  supplies                                        4      260
 Trustees' fees                                   4      196
 Auditing and legal fees                          3      187
 Custodian fee                                   12    2,464
 Taxes other than federal
  income tax                                      4      193
 Other expenses                                   6      276
                                           -------------------
                                              1,172   72,321
                                           -------------------
 Net investment income                       12,382  348,011
                                           -------------------
REALIZED GAIN (LOSS) AND
 UNREALIZED APPRECIATION
 (DEPRECIATION) ON INVESTMENTS:
Realized gain (loss)                              - 1,556,488
                                           -------------------
Net change in unrealized appreciation
 (depreciation) on investments                    -  810,746
Net increase in unrealized appreciation
 on open forward currency contracts               -    1,974
                                           -------------------
Net unrealized appreciation
 (depreciation)                                   -  812,720
                                           -------------------
Net realized gain (loss) and
 unrealized appreciation (depreciation)
 on investments                                     2,369,208
                                           -------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS           $12,382 $2,717,219
                                           ==================


1 For the period April 30, 1997, commencement of operations, through November 30, 1997.

2 Shares offered for sale commencing on April 30, 1997.

See Notes to Financial Statements

American Variable Insurance Series
FINANCIAL STATEMENTS

Statement of Changes in Net Assets                     Global
                                                  Growth Fund   Growth Fund
                                                     --------      --------
                                                 Period ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                     1997 (1)          1997             1996
----------------------------------                   --------      --------         --------
OPERATIONS:
Net investment income                                    $549       $24,821          $20,827
Net realized gain (loss) on investments                   (99)      561,323          269,265
Net unrealized appreciation (depreciation)
 on investments                                        (1,529)      342,407          183,049
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                            (1,079)      928,551          473,141
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                                 (176)      (24,809)         (24,246)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                                -      (268,039)        (259,930)
                                                     --------      --------         --------
Total dividends and distributions                        (238)     (292,898)        (284,176)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                            81,956       238,801          506,249
  Proceeds from shares issued on reinvestment
   of dividends and distributions                         176       292,848          284,176
  Cost of shares repurchased                           (6,631)     (354,956)        (273,482)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac         75,501       176,693          516,943
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                            47,516        72,649                -
  Proceeds from shares issued on reinvestment
   of dividends                                            62            50                -
  Cost of shares repurchased                                -           (11)               -
                                                     --------      --------         --------
  Net increase from Class 2 transactions               47,578        72,688                -
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        123,079       249,381          516,943
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               121,762       885,034          705,908

NET ASSETS:
Beginning of year                                   5,000 (4)     3,860,349        3,154,441
                                                     --------      --------         --------
End of year                                          $126,762    $4,745,383       $3,860,349
                                                 ============  ============     ============
Undistributed net investment income                      $311        $4,612           $4,638
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                       7,649,183     5,361,345       12,825,093
  Shares issued on reinvestment of dividends
   and distributions                                   15,620     7,259,293        7,512,662
  Shares repurchased                                 (605,047)   (8,120,252)      (7,086,581)
                                                  -----------      --------         --------
   Net increase (decrease) in shares outstandi      7,059,756     4,500,386       13,251,174
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                       4,376,072     1,488,730                -
  Shares issued on reinvestment of dividends            5,510         1,040                -
  Shares repurchased                                      (32)         (216)               -
                                                     --------      --------         --------
   Net increase in shares outstanding               4,381,550     1,489,554                -
                                                 ============  ============     ============

                                              International Fund            Growth-Income Fund
                                                     --------                       --------
                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1997          1996             1997
----------------------------------                   --------      --------         --------
OPERATIONS:
Net investment income                                 $41,594       $40,449         $117,807
Net realized gain (loss) on investments               277,748        96,629          631,933
Net unrealized appreciation (depreciation)
 on investments                                       (92,076)      177,135          464,898
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                           227,266       314,213        1,214,638
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                              (43,541)      (42,718)        (112,850)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income                                                         (1
Distributions from net realized gain on
 investments                                          (94,763)      (35,844)        (373,625)
                                                     --------      --------         --------
Total dividends and distributions                    (138,470)      (78,562)        (487,043)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                           208,181       412,624          258,887
  Proceeds from shares issued on reinvestment
   of dividends and distributions                     138,304        78,562          486,475
  Cost of shares repurchased                         (196,240)      (60,680)        (287,990)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac        150,245       430,506          457,372
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                            51,308             -          152,837
  Proceeds from shares issued on reinvestment
   of dividends                                           166              -             568
  Cost of shares repurchased                              (24)            -               (2)
                                                     --------      --------         --------
  Net increase from Class 2 transactions               51,450             -          153,403
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        201,695       430,506          610,775
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               290,491       666,157        1,338,370

NET ASSETS:
Beginning of year                                   2,369,628     1,703,471        5,248,640
                                                     --------      --------         --------
End of year                                        $2,660,119    $2,369,628       $6,587,010
                                                 ============  ============     ============
Undistributed net investment income                    $9,642        $7,669          $29,653
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      12,876,841    28,612,329        7,261,018
  Shares issued on reinvestment of dividends
   and distributions                                8,982,981     5,605,115       14,498,052
  Shares repurchased                              (11,853,859)   (4,238,963)      (7,793,511)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi     10,005,963    29,978,481       13,965,559
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                       2,969,078             -        3,921,601
  Shares issued on reinvestment of dividends            9,366              -          14,358
  Shares repurchased                                   (1,469)            -              (49)
                                                     --------      --------         --------
   Net increase in shares outstanding               2,976,975             -        3,935,910
                                                 ============  ============     ============
                                                      Growth-        Asset
                                                  Income Fund Allocation Fund
                                                   ----------      --------        ---------


                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1996          1997             1996
                                                     --------      --------         --------
OPERATIONS:
Net investment income                                $101,854       $46,387          $38,391
Net realized gain (loss) on investments               373,978        78,404           72,509
Net unrealized appreciation (depreciation)
 on investments                                       407,012        86,689           62,633
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                           882,844       211,480          173,533
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                             (101,529)      (43,924)         (36,923)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                         (159,645)      (72,976)         (30,506)
                                                     --------      --------         --------
Total dividends and distributions                    (261,174)     (117,167)         (67,429)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                           540,891        94,533          131,175
  Proceeds from shares issued on reinvestment
   of dividends and distributions                     261,174       116,900           67,429
  Cost of shares repurchased                         (128,364)      (52,765)         (33,309)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac        673,701       158,668          165,295
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                                 -        40,846                -
  Proceeds from shares issued on reinvestment
   of dividends                                              -          267                 -
  Cost of shares repurchased                                -          (203)               -
                                                     --------      --------         --------
  Net increase from Class 2 transactions                    -        40,910                -
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        673,701       199,578          165,295
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,295,371       293,891          271,399

NET ASSETS:
Beginning of year                                   3,953,269     1,141,091          869,692
                                                     --------      --------         --------
End of year                                        $5,248,640    $1,434,982       $1,141,091
                                                 ============  ============     ============
Undistributed net investment income                   $25,264       $12,170           $9,974
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      16,813,646     6,313,389        9,441,738
  Shares issued on reinvestment of dividends
   and distributions                                8,475,637     8,150,386        4,980,163
  Shares repurchased                               (4,001,696)   (3,428,456)      (2,391,438)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi     21,287,587    11,035,319       12,030,463
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                               -     2,569,382                -
  Shares issued on reinvestment of dividends                 -       16,640                 -
  Shares repurchased                                        -       (12,802)               -
                                                     --------      --------         --------
   Net increase in shares outstanding                       -     2,573,220                -
                                                 ============  ============     ============


                                                    Bond Fund               High-Yield Bond Fund
                                                     --------                       --------


                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1997      1996 (2)             1997
                                                     --------      --------         --------
OPERATIONS:
Net investment income                                  $7,007        $2,470          $64,918
Net realized gain (loss) on investments                 1,649            38           14,913
Net unrealized appreciation (depreciation)
 on investments                                         1,007         2,083            5,122
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                             9,663         4,591           84,953
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                               (5,948)       (1,349)         (61,513)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                                -             -                -
                                                     --------      --------         --------
Total dividends and distributions                      (6,074)       (1,349)         (61,900)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                            52,881        73,438           74,311
  Proceeds from shares issued on reinvestment
   of dividends and distributions                       5,948         1,349           61,513
  Cost of shares repurchased                           (7,585)       (1,604)         (55,586)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac         51,244        73,183           80,238
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                            11,571             -           20,198
  Proceeds from shares issued on reinvestment
   of dividends                                           126              -             387
  Cost of shares repurchased                              (29)            -               (3)
                                                     --------      --------         --------
  Net increase from Class 2 transactions               11,668             -           20,582
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                         62,912        73,183          100,820
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                66,501        76,425          123,873

NET ASSETS:
Beginning of year                                      77,425     1,000 (5)          662,185
                                                     --------      --------         --------
End of year                                          $143,926       $77,425         $786,058
                                                 ============  ============     ============
Undistributed net investment income                    $2,081        $1,121          $17,389
                                                 ============  ============     ============

SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                       5,092,091     7,434,995        5,078,465
  Shares issued on reinvestment of dividends
   and distributions                                  579,221       137,024        4,250,842
  Shares repurchased                                 (732,975)     (160,798)      (3,792,325)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi      4,938,337     7,411,221        5,536,982
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                       1,098,637             -        1,355,310
  Shares issued on reinvestment of dividends           12,011              -          26,144
  Shares repurchased                                   (2,771)            -             (225)
                                                     --------      --------         --------
   Net increase in shares outstanding               1,107,877             -        1,381,229
                                                 ============  ============     ============
                                                              U.S. Government/
                                                                  AAA-Rated
                                                              Securities Fund
                                                                   --------
                                                   Year ended    Year ended       Year ended
                                                 November 30,  November 30,     November 30,
                                                         1996          1997             1996
                                                     --------      --------         --------

OPERATIONS:
Net investment income                                 $55,086      $ 32,546          $38,502
Net realized gain (loss) on investments                 4,194        (9,383)          (2,883)
Net unrealized appreciation (depreciation)
 on investments                                        17,642         6,202           (8,951)
                                                     --------      --------         --------
 Net increase (decrease) in net assets
  resulting from operations                            76,922        29,365           26,668
                                                     --------      --------         --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                              (53,386)      (34,740)         (38,383)
 Class 2 (3)
                                                     --------      --------         --------
Total dividends from net investment income
Distributions from net realized gain on
 investments                                                -             -                -
                                                     --------      --------         --------
Total dividends and distributions                     (53,386)      (34,863)         (38,383)
                                                     --------      --------         --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                            91,739        23,001           39,469
  Proceeds from shares issued on reinvestment
   of dividends and distributions                      53,386        34,740           38,383
  Cost of shares repurchased                          (40,681)      (93,774)         (96,167)
                                                     --------      --------         --------
  Net increase (decrease) from Class 1 transac        104,444       (36,033)         (18,315)
                                                     --------      --------         --------
 Class 2: (3)
  Proceeds from shares sold                                 -         8,344                -
  Proceeds from shares issued on reinvestment
   of dividends                                              -          123                -
  Cost of shares repurchased                                -        (1,538)               -
                                                     --------      --------         --------
  Net increase from Class 2 transactions                    -         6,929                -
 Net increase (decrease) in net                      --------      --------         --------
  assets resulting from capital share
  transactions                                        104,444       (29,104)         (18,315)
                                                     --------      --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               127,980       (34,602)         (30,030)

NET ASSETS:
Beginning of year                                     534,205       512,251          542,281
                                                     --------      --------         --------
End of year                                          $662,185      $477,649         $512,251
                                                 ============  ============     ============
Undistributed net investment income                   $14,357        $7,461           $9,778
                                                 ============  ============     ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                       6,502,188     2,087,594        3,523,988
  Shares issued on reinvestment of dividends
   and distributions                                3,834,396     3,195,318        3,478,224
  Shares repurchased                               (2,875,119)   (8,543,011)      (8,689,601)
                                                     --------      --------         --------
   Net increase (decrease) in shares outstandi      7,461,465    (3,260,099)      (1,687,389)
                                                 ============  ============     ============
 Class 2: (3)
  Shares sold                                               -       756,866                -
  Shares issued on reinvestment of dividends                 -       11,218                -
  Shares repurchased                                        -      (139,099)               -
                                                     --------      --------         --------
   Net increase in shares outstanding                       -       628,985                -
                                                 ============  ============     ============
                                                         Cash          Cash
                                              Management Fund Management Fund
                                                     --------      --------
                                                   Year ended    Year ended
                                                 November 30,  November 30,
                                                         1997          1996
                                                     --------      --------

OPERATIONS:
Net investment income                                 $12,382          10939
Net realized gain (loss) on investments                     -             -
Net unrealized appreciation (depreciation)
 on investments                                             -             -
                                                     --------       -------
 Net increase (decrease) in net assets
  resulting from operations                            12,382        10,939
                                                     --------      --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                              (11,948)      (10,336)
 Class 2 (3)                                                                                -
                                                     --------      --------
Total dividends from net investment income                                     (10,336)
Distributions from net realized gain on
 investments                                                -             -
                                                     --------      --------
Total dividends and distributions                     (12,130)      (10,336)
                                                     --------      --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                           252,946       269,588
  Proceeds from shares issued on reinvestment
   of dividends and distributions                      11,948        10,336
  Cost of shares repurchased                         (279,424)     (233,296)
                                                     --------      --------
  Net increase (decrease) from Class 1 transac        (14,530)       46,628
                                                     --------      --------
 Class 2: (3)
  Proceeds from shares sold                            19,573             -
  Proceeds from shares issued on reinvestment
   of dividends                                           182             -
  Cost of shares repurchased                           (5,950)            -
                                                     --------      --------
  Net increase from Class 2 transactions               13,805             -
 Net increase (decrease) in net                      --------      --------
  assets resulting from capital share
  transactions                                           (725)       46,628
                                                     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (473)       47,231

NET ASSETS:
Beginning of year                                     240,348       193,117
                                                     --------      --------
End of year                                          $239,875      $240,348
                                                 ============  ============
Undistributed net investment income                    $3,341        $3,089
                                                 ============  ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      22,809,829    24,337,746
  Shares issued on reinvestment of dividends
   and distributions                                1,083,759       937,903
  Shares repurchased                              (25,187,883)  (21,049,530)
                                                     --------      --------
   Net increase (decrease) in shares outstandi     (1,294,295)    4,226,119
                                                 ============  ============
 Class 2: (3)
  Shares sold                                       1,763,820             -
  Shares issued on reinvestment of dividends           16,540             -
  Shares repurchased                                 (536,654)            -
                                                     --------      --------
   Net increase in shares outstanding               1,243,706             -
                                                 ============  ============
                                                        Total
                                                   Year ended    Year ended
                                                 November 30,  November 30,
                                                         1997          1996
                                                     --------      --------
OPERATIONS:
Net investment income                                   348011        308518
Net realized gain (loss) on investments             1,556,488       813,730
Net unrealized appreciation (depreciation)
 on investments                                       812,720       840,603
                                                     --------      --------
 Net increase (decrease) in net assets
  resulting from operations                         2,717,219     1,962,851
                                                     --------      --------
DIVIDENDS AND DISTRIBUTIONS
 PAID TO SHAREHOLDERS:
Dividends from net investment income:
 Class 1                                             (339,449)     (308,870)
 Class 2 (3)                                                                                -
                                                     --------      --------
Total dividends from net investment income                                   (308,870)
Distributions from net realized gain on
 investments                                         (809,403)     (485,925)
                                                     --------      --------
Total dividends and distributions                  (1,150,783)     (794,795)
                                                     --------      --------
CAPITAL SHARE TRANSACTIONS:
 Class 1:
  Proceeds from shares sold                         1,285,497     2,065,173
  Proceeds from shares issued on reinvestment
   of dividends and distributions                   1,148,852       794,795
  Cost of shares repurchased                       (1,334,951)     (867,583)
                                                     --------      --------
  Net increase (decrease) from Class 1 transac      1,099,398     1,992,385
                                                     --------      --------
 Class 2: (3)
  Proceeds from shares sold                           424,842             -
  Proceeds from shares issued on reinvestment
   of dividends                                         1,931              -
  Cost of shares repurchased                           (7,760)            -
                                                     --------      --------
  Net increase from Class 2 transactions              419,013             -
 Net increase (decrease) in net                      --------      --------
  assets resulting from capital share
  transactions                                      1,518,411     1,992,385
                                                     --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,084,847     3,160,441

NET ASSETS:
Beginning of year                                  14,116,917    10,951,476
                                                     --------      --------
End of year                                       $17,201,764   $14,111,917
                                                 ============  ============
Undistributed net investment income                   $86,660       $75,890
                                                 ============  ============
SHARES OF BENEFICIAL INTEREST:
 Class 1:
  Shares sold                                      74,529,755   109,491,723
  Shares issued on reinvestment of dividends
   and distributions                               48,015,472    34,961,124
  Shares repurchased                              (70,057,319)  (50,493,726)
                                                     --------      --------
   Net increase (decrease) in shares outstandi     52,487,908    93,959,121
                                                 ============  ============
 Class 2: (3)
  Shares sold                                      20,299,496             -
  Shares issued on reinvestment of dividends          112,827              -
  Shares repurchased                                 (693,317)            -
                                                     --------      --------
   Net increase in shares outstanding              19,719,006             -
                                                 ============  ============


1 For the period April 30, 1997, commencement of operations, through November 30, 1997.

2 For the period January 2, 1996, commencement of operations, through November 30, 1996

3  Shares offered for sale commencing
  April 30, 1997.

4 Represents initial capitalization from sale of 500,000 Class 1 shares of beneficial interest.

5 Represents initial capitalization from sale of 100,000 Class 1 shares of beneficial interest

See Notes to Financial Statements

Notes to Financial Statements

1. American Variable Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with nine different funds. The ninth fund, the Global Growth Fund, commenced operations on April 30, 1997. Also on that date, the series commenced dual-class operations. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows: Global Growth
Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world; Growth Fund - growth of capital by investing primarily in common stocks or securities with common stock characteristics; International Fund - long-term growth of capital by investing primarily in securities of issuers domiciled outside the United States; Growth-Income Fund - growth of capital and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends; Asset Allocation Fund - high total return (including income and capital gains) consistent with long-term preservation of capital; Bond Fund - as high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities; High-Yield Bond Fund - high current income and secondarily capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities; U.S. Government/AAA-Rated Securities Fund - a high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa; Cash Management Fund - high current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

  Each fund in the series is authorized to offer multiple classes of shares. Currently, each fund offers two classes of shares: Class 1 and Class 2. Class 1 shares are not subject to either an initial or contingent deferred sales charge nor have they adopted a Plan of Distribution to cover any distribution expenses. Class 2 shares are subject to certain fees pursuant to a Plan of Distribution as described below. Both classes of shares have identical voting, dividend, liquidation and other rights and shall have exclusive rights to vote on matters affecting only individual classes. Income, expenses, and any realized capital gains and losses not allocated to a particular class will be allocated to each class on the basis of the net asset value of that class in relation to net assets of the fund. Class-specific expenses will be allocated to that particular class on a specific identification basis.

  The following paragraphs summarize the significant accounting policies consistently followed by the series in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the series purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The series does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 The series may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The series enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The series' use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The series records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the series has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

 Common expenses incurred by the series are allocated among the funds, based upon relative net assets. In all other respects, expenses are charged to each fund as incurred on a specific identification basis.

2. It is the series' policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended November 30, 1997, the High-Yield Bond Fund utilized the remaining capital loss carryforward totaling $6,501,000 to offset, for tax purposes, capital gains realized during the year up to such amount. The U.S. Government/AAA-Rated Securities Fund had available at November 30, 1997 a capital loss carryforward totaling $19,579,000, which may be used to offset capital gains realized during subsequent years through November 30, 2005. It is the intention of the fund not to make distributions from capital gains while there are capital loss carryforwards. During the year ended November 30, 1997, the amounts of tax basis net capital gains/losses on securities transactions, and the amounts of net gains related to non-U.S. currency transactions which were treated as ordinary income for federal income tax purposes; and as of November 30, 1997 the amounts for book and federal income tax purposes of unrealized appreciation and depreciation, and the cost of portfolio securities, excluding forward currency contracts, were as follows:


(dollars in thousands)

                    Global                         Growth-
                    Growth   Growth Interna-        Income
                      Fund     Fund tional Fu         Fund


Tax basis net capital
 gain (loss)          $268 $581,546 $274,229      $631,933
Tax basis net currency
 gain (loss)             -       14    1,138             -


Unrealized
 appreciation        6,548 1,513,114 517,233     1,787,152
Unrealized
 depreciation        8,073  185,225  239,644        84,398
Net unrealized
 appreciation
 (depreciation)     (1,525)1,327,889 277,589     1,702,754
Cost of portfolio
 securities        127,917 3,389,1052,385,297    4,867,544


footnote             Asset          High-YielU.S. Government/
2)                 Allocati    Bond     Bond     AAA-Rated
                      Fund     Fund     Fund Securities Fund



Tax basis net capital
 gain (loss)       $78,404   $1,634  $13,925       $(9,756)
Tax basis net currency
 gain (loss)             -       29      161             -


Unrealized
 appreciation      283,615    4,025   40,812        10,977
Unrealized
 depreciation       12,127      941   13,591         1,195
Net unrealized
 appreciation
 (depreciation)    271,488    3,084   27,221         9,782
Cost of portfolio
 securities        1,155,73 139,229  743,913       475,597



                      Cash
                   Management
                      Fund    Total
                                    1,332,973    2,056,179

                                    1,261,458    1,918,049
Tax basis net capital
 gain (loss)             - $1,572,183
Tax basis net currency
 gain (loss)             -    1,342


Unrealized
 appreciation            - 4,163,476
Unrealized
 depreciation            -  545,194
Net unrealized
 appreciation
 (depreciation)          - 3,618,282
Cost of portfolio
 securities        $240,06013,524,395

3. The fees for management services were paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the series are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following annual rates: Global Growth Fund - 0.69% of average net assets; Growth Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.42% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.2 billion; and 0.35% of such assets in excess of $3.2 billion; International Fund - 0.90% of the first $60 million of average net assets; 0.78% of such assets in excess of $60 million but not exceeding $600 million; 0.60% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.48% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.465% of such assets in excess of $2.0 billion; Growth-Income Fund - 0.50% of the first $600 million of average net assets; 0.45% of such assets in excess of $600 million but not exceeding $1.5 billion; 0.40% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.32% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; and 0.285% of such assets in excess of $4.0 billion; Asset Allocation Fund - 0.50% of the first $600 million of average net assets; 0.42% of such assets in excess of $600 million but not exceeding $1.2 billion; and 0.36% of such assets in excess of $1.2 billion; Bond Fund - 0.60% of the first $30 million of average net assets; and 0.50% of such assets in excess of $30 million; High-Yield Bond Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.46% of such assets in excess of $600 million; U.S. Government/AAA-Rated Securities Fund - 0.60% of the first $30 million of average net assets; 0.50% of such assets in excess of $30 million but not exceeding $600 million; and 0.40% of such assets in excess of $600 million; Cash Management Fund - 0.50% of the first $100 million of average net assets; 0.42% of such assets in excess of $100 million but not exceeding $400 million; and 0.38% of such assets in excess of $400 million.

 The Board of Trustees has approved an amended Investment Advisory and Service Agreement, which provides for reduced fees for the International Fund effective December 1, 1997, at the following annual rates: 0.78% of the first $600 million of average net assets; 0.60% of such assets in excess of $600 million but not exceeding $1.2 billion; 0.48% of such assets in excess of $1.2 billion but not exceeding $2.0 billion; and 0.465% of such assets in excess of $2.0 billion. Beginning October 1, 1997, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the series. As of November 30,1997, aggregate amounts deferred and earnings thereon were $253,000.

 Pursuant to a Plan of Distribution, each fund is authorized to pay 0.25% of the average daily net assets of Class 2 shares in connection with certain distribution services and related activities. During the year ended November 30, 1997, Plan expenses for the series aggregated $274,000. As of November 30, 1997, accrued and unpaid distribution expenses were $78,000.

4.



(dollars in thousands)

                       Global                           Growth-
                       Growth     Growth Interna-        Income
                         Fund       Fund tional Fu         Fund
As of November 30, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments             ($99)  $561,009 $274,343      $631,524
Reclassification from
 undistributed net
 realized gain to
 undistributed net
 investment income          -         12    4,086             -
Paid-in capital       128,079   2,851,8722,096,760    4,223,073

For the year
 ended November 30,1997:
Purchases of
 investment
 securities (1)      120,913   (1,705,3721,332,973    2,056,179
Sales of invest-
 ment securities (1) 8,310 (2)  1,810,9291,261,458    1,918,049


                        Asset            High-YielU.S. Government/
                     Allocatio      Bond     Bond     AAA-Rated
                         Fund       Fund     Fund Securities Fund

As of November 30, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments          $77,850     $1,660   $7,736      ($20,405)
Reclassification from
 undistributed net
 realized gain to
 undistributed net
 investment income          -         27       14             -
Paid-in capital      1,093,475   137,095  733,570       480,811

For the year
 ended November 30,1997:
Purchases of
 investment
 securities (1)       540,208     96,410  444,916       241,610
Sales of invest-
 ment securities (1)  385,045     44,969  334,892       287,863


                         Cash
                     Management
                         Fund      Total

As of November 30, 1997:
Accumulated
 undistributed
 net realized
 gain (loss) on
 investments                -   $1,533,618
Reclassification from
 undistributed net
 realized gain to
 undistributed net
 investment income          -      4,139
Paid-in capital      $236,534   11,981,269

For the year
 ended November 30,1997:
Purchases of
 investment
 securities (1)             -   6,538,579
Sales of invest-
 ment securities (1)        -   6,051,515

(1)  Excludes short-
term securities

(2)  For the period
April 30, 1997,
commencement of
operations, through
May 31, 1997.


5. Pursuant to the custodian agreement, each fund within the series receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. Custodian fees for the series aggregated $2,464,000, of which $252,000 was paid by these credits rather than in cash.

 Dividend and interest income for the Global Growth Fund and the International Fund is recorded net of non-U.S. taxes paid. For the year ended November 30, 1997, such non-U.S. taxes were $39,000 and $6,089,000, respectively. Net realized currency gains/(losses) on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes for the year ended November 30, 1997 were $14,000, ($787,000), ($5,000) and ($5,000) for the Growth Fund,
the International Fund, the Bond Fund and the High-Yield Bond Fund, respectively.

 At November 30, 1997, the International Fund, the Bond Fund and the High-Yield Bond Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:




Non-U.S. Currency Sale Contracts                                                U.S.
                                                  Contract                  Valuation
                                                     Amount               at 11/30/97   Unrealized
                                        Fund       Non-U.S.         U.S.       Amount Appreciation
                             --------------- --------------------------------------------------------
Brazilian Real
 expiring 10/6/98           International Fun    BRL 9,251,0 $ 7,500,000  $ 6,952,000   $  548,000
Japanese Yen
 expiring 2/12/98           International FunJPY 5,593,500,0  45,587,000   44,309,000    1,278,000
Deutsche Marks
 expiring 1/23/98                  Bond Fund        DM 983,0     566,000      559,000        7,000
 expiring 2/3-2/25/98       High-Yield Bond F    DM 14,809,0   8,573,000    8,426,000      147,000



PER-SHARE
DATA AND
RATIOS
                                                                                          Total
                                                                              Net        income
                                                                       realized &        (loss)     Dividends
                                             Net asset          Net    unrealized          from      from net
Year                                            value,      invest-   gain (loss)       invest-       invest-
Ended                                        beginning         ment    on invest-          ment          ment
11/30                                          of year       income         ments    operations        income
---------                                    ---------    ---------     ---------     ---------     ---------
Global Growth Fund (2)
 Class 1
1997                                            $10.00         $.06          $.59        $ 0.65         $(.03)
 Class 2 (4)
1997                                             10.00          .03      0.60 (3)           .63          (.02)
Growth Fund
 Class 1
1993                                            $28.41         $.25        $ 4.13        $ 4.38         $(.24)
1994                                             32.34          .24           .69           .93          (.24)
1995                                             31.94          .33         10.63         10.96          (.29)
1996                                             41.81          .24          5.17          5.41          (.29)
1997                                             43.53          .27          9.61          9.88          (.27)
 Class 2 (4)
1997                                             40.59          .11          9.51          9.62          (.12)
International Fund
 Class 1
1993                                            $ 9.89         $.17         $2.50         $2.67         $(.16)
1994                                             12.40          .25          1.04          1.29          (.20)
1995                                             13.27          .34          1.02          1.36          (.33)
1996                                             13.89          .28          1.96          2.24          (.31)
1997                                             15.53          .25          1.18          1.43          (.27)
 Class 2 (4)
1997                                             15.86          .13           .23           .36          (.16)
Growth Income Fund
 Class 1
1993                                            $24.17         $.63         $2.12         $2.75         $(.63)
1994                                             26.01          .68           .14           .82          (.65)
1995                                             25.30          .73          7.20          7.93          (.73)
1996                                             31.47          .71          5.55          6.26          (.74)
1997                                             35.73          .73          6.78          7.51          (.72)
 Class 2 (4)
1997                                             34.10          .37          5.82          6.19          (.35)
Asset Allocation Fund
 Class 1
1993                                            $11.47         $.51         $ .67         $1.18         $(.49)
1994                                             12.01          .51          (.57)         (.06)         (.52)
1995                                             11.25          .50          2.69          3.19          (.50)
1996                                             13.77          .53          1.89          2.42          (.53)
1997                                             15.18          .55          1.94          2.49          (.54)
 Class 2 (4)
1997                                             14.43          .29          1.69          1.98          (.26)
Bond Fund (5)
 Class 1
1996                                            $10.00         $.40          $.16          $.56         $(.25)
1997                                             10.31          .63           .30           .93          (.62)
 Class 2 (4)
1997                                             10.11          .35           .46           .81          (.31)
High-Yield Bond Fund
 Class 1
1993                                            $14.17        $1.09        $ 1.20         $2.29        $(1.10)
1994                                             15.17         1.27         (2.07)         (.80)        (1.23)
1995                                             12.89         1.32          1.10          2.42         (1.32)
1996                                             13.99         1.28           .54          1.82         (1.30)
1997                                             14.51         1.29           .43          1.72         (1.27)
 Class 2 (4)
1997                                             14.28          .69           .61          1.30          (.63)
U.S. Government/AAA-Rated Securities Fund
 Class 1
1993                                            $11.53         $.74        $  .68         $1.42         $(.75)
1994                                             12.15          .76         (1.30)         (.54)         (.74)
1995                                             10.80          .82           .71          1.53          (.81)
1996                                             11.52          .83          (.24)          .59          (.82)
1997                                             11.29          .76          (.07)          .69          (.80)
 Class 2 (4)
1997                                             10.83          .38           .33           .71          (.37)
Cash Management Fund
 Class 1
1993                                            $11.04         $.29             -          $.29         $(.31)
1994                                             11.02          .37         $ .02           .39          (.32)
1995                                             11.09          .63          (.02)          .61          (.59)
1996                                             11.11          .54           .01           .55          (.54)
1997                                             11.12          .57          (.01)          .56          (.55)
 Class 2 (4)
1997                                             11.07          .28           .03           .31          (.26)


                                               Distri-
                                               butions
                                                  from                  Net asset                 Net assets,
Year                                               net        Total       value,                       end of
Ended                                         realized      distri-        end of         Total      year (in
11/30                                            gains      butions          year        return     millions)
---------                                    ---------    ---------     ---------     ---------     ---------
Global Growth Fund (2)
 Class 1
1997                                                 -       $ (.03)       $10.62     6.45% (3)           $80
 Class 2 (4)
1997                                                 -         (.02)        10.61      6.28 (3)            46
Growth Fund
 Class 1
1993                                            $ (.21)      $ (.45)       $32.34         15.59%       $1,737
1994                                             (1.09)       (1.33)        31.94         2.92          2,027
1995                                              (.80)       (1.09)        41.81        35.35          3,154
1996                                             (3.40)       (3.69)        43.53        14.32          3,860
1997                                             (3.02)       (3.29)        50.12        24.57          4,671
 Class 2 (4)
1997                                                 -         (.12)        50.09     23.73 (3)            75
International Fund
 Class 1
1993                                                 -        $(.16)       $12.40         27.20%       $  840
1994                                             $(.22)        (.42)        13.27        10.48          1,405
1995                                              (.41)        (.74)        13.89        10.78          1,703
1996                                              (.29)        (.60)        15.53        16.66          2,370
1997                                              (.62)        (.89)        16.07         9.52          2,612
 Class 2 (4)
1997                                                 -         (.16)        16.06      2.20 (3)            48
Growth Income Fund
 Class 1
1993                                            $ (.28)      $ (.91)       $26.01         11.63%       $2,436
1994                                              (.88)       (1.53)        25.30         3.21          2,740
1995                                             (1.03)       (1.76)        31.47        33.14          3,953
1996                                             (1.26)       (2.00)        35.73        21.02          5,249
1997                                             (2.55)       (3.27)        39.97        22.92          6,430
 Class 2 (4)
1997                                                  -        (.35)        39.94     18.18 (3)           157
Asset Allocation Fund
 Class 1
1993                                             $(.15)      $ (.64)       $12.01         10.59%       $  578
1994                                              (.18)        (.70)        11.25         (.54)           637
1995                                              (.17)        (.67)        13.77        29.45            870
1996                                              (.48)       (1.01)        15.18        18.65          1,141
1997                                              (.97)       (1.51)        16.16        17.90          1,393
 Class 2 (4)
1997                                                  -        (.26)        16.15     13.80 (3)            42
Bond Fund (5)
 Class 1
1996                                                 -        $(.25)       $10.31     5.74% (3)          $ 77
1997                                                 -         (.62)        10.62         9.36            132
 Class 2 (4)
1997                                                 -         (.31)        10.61      8.09 (3)            12
High-Yield Bond Fund
 Class 1
1993                                             $(.19)      $(1.29)       $15.17         17.09%         $379
1994                                              (.25)       (1.48)        12.89        (5.71)           390
1995                                                 -        (1.32)        13.99        19.81            534
1996                                                 -        (1.30)        14.51        13.75            662
1997                                                 -        (1.27)        14.96        12.45            765
 Class 2 (4)
1997                                                 -         (.63)        14.95      9.20 (3)            21
U.S. Government/AAA-Rated Securities Fund
 Class 1
1993                                             $(.05)       $(.80)       $12.15         12.65%         $505
1994                                              (.07)        (.81)        10.80        (4.58)           463
1995                                                 -         (.81)        11.52        14.73            542
1996                                                 -         (.82)        11.29         5.49            512
1997                                                 -         (.80)        11.18         6.49            471
 Class 2 (4)
1997                                                 -         (.37)        11.17      6.65 (3)             7
Cash Management Fund
 Class 1
1993                                                 -        $(.31)       $11.02          2.67%         $206
1994                                                 -         (.32)        11.09         3.59            221
1995                                                 -         (.59)        11.11         5.65            193
1996                                                 -         (.54)        11.12         5.09            240
1997                                                 -         (.55)        11.13         5.21            226
 Class 2 (4)
1997                                                 -         (.26)        11.12      2.87 (3)            14



                                                              Ratio
                                              Ratio of       of net       Average
Year                                          expenses    income to   commissions     Portfolio
Ended                                       to average      average      paid per      turnover
11/30                                       net assets   net assets     share (1)          rate
---------                                    ---------    ---------     ---------     ---------
Global Growth Fund (2)
 Class 1
1997                                         0.44% (3)     .80% (3)       3.70 c     13.22% (3)
 Class 2 (4)
1997                                           .56 (3)      .56 (3)           3.70    13.22 (3)
Growth Fund
 Class 1
1993                                              0.50%        0.86%      6.43 c          20.40%
1994                                                .49          .78          6.09         29.58
1995                                                .47          .92          5.91         35.47
1996                                                .44          .61          5.42         30.88
1997                                                .42          .59          4.81         45.14
 Class 2 (4)
1997                                           .37 (3)      .08 (3)           4.81         45.14
International Fund
 Class 1
1993                                              0.96%        1.75%       .23 c          17.70%
1994                                                .80         2.03          1.01         19.66
1995                                                .75         2.64           .16         24.66
1996                                                .69         1.99          1.24         32.08
1997                                                .67         1.56           .41         50.12
 Class 2 (4)
1997                                           .53 (3)      .34 (3)            .41         50.12
Growth Income Fund
 Class 1
1993                                              0.49%        2.66%       7.02c          24.93%
1994                                                .47         2.72          6.39         29.26
1995                                                .44         2.70          6.21         26.91
1996                                                .41         2.26          5.75         31.27
1997                                                .38         2.01          4.87         37.55
 Class 2 (4)
1997                                           .35 (3)      .93 (3)           4.87         37.55
Asset Allocation Fund
 Class 1
1993                                              0.55%        4.66%       6.85c          19.01%
1994                                                .53         4.55          6.38         36.13
1995                                                .52         4.11          6.27         39.89
1996                                                .49         3.88          5.60         50.62
1997                                                .47         3.63          4.98         34.14
 Class 2 (4)
1997                                           .40 (3)     1.81 (3)           4.98         34.14
Bond Fund (5)
 Class 1
1996                                          .52% (3)    6.18% (3)              -   32.83% (3)
1997                                                .55         6.63             -         52.93
 Class 2 (4)
1997                                           .44 (3)     3.50 (3)              -         52.93
High-Yield Bond Fund
 Class 1
1993                                              0.56%        8.18%             -        34.05%
1994                                                .54         9.37             -         38.46
1995                                                .54        10.12             -         31.73
1996                                                .53         9.27             -         44.81
1997                                                .51         8.92             -         50.22
 Class 2 (4)
1997                                           .43 (3)     4.92 (3)              -         50.22
U.S. Government/AAA-Rated Securities Fund
 Class 1
1993                                              0.55%        6.42%             -        21.69%
1994                                                .54         6.69             -         45.21
1995                                                .54         7.37             -         30.11
1996                                                .53         7.33             -         30.45
1997                                                .52         6.73             -         53.80
 Class 2 (4)
1997                                           .44 (3)     3.45 (3)              -         53.80
Cash Management Fund
 Class 1
1993                                              0.51%        2.57%             -             -
1994                                                .49         3.60             -             -
1995                                                .49         5.37             -             -
1996                                                .47         4.94             -             -
1997                                                .47         4.99             -             -
 Class 2 (4)
1997                                           .41 (3)     2.80 (3)              -             -

(1)  Brokerage
 commissions paid on
 portfolio transactions
 increase the cost of
 securities purchased
 or reduce the proceeds
 of securities sold,
 and are not separately
 reflected in the funds'
 statement of
 operations.  Shares
 traded on a principal
 basis (without
 commissions), such as
 most over-the-counter
 and fixed-income
 transactions, are
 excluded.  Generally,
 non-U.S. commissions
 are lower than U.S.
 commissions when
 expressed as cents per
 share but higher when
 expressed as a
 percentage of
 transactions because
 of the lower per-share
 prices of many
 non-U.S. securities.

(2)  Commenced
 operations April 30,
 1997.

(3)  Based on operations
 for the period shown
 and, accordingly, not
 representative of a
 full year's operations.

(4)  Shares offered for
  sale commencing
 April 30, 1997.

(5)  Commenced operations
 January 2, 1996

REPORT OF INDEPENDENT ACCOUNTANTS
_________________________________________________________________

To the Board of Trustees and Shareholders of American Variable Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund, the High-Yield Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (constituting the American Variable Insurance Series, hereafter referred to as the "Series") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for the years indicated, and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above

PRICE WATERHOUSE LLP

Los Angeles, California
January 9, 1998

AMERICAN VARIABLE INSURANCE SERIES
BOARD OF TRUSTEES

Charles H. Black
Pacific Palisades, California
Private investor and consultant; former
Executive Vice President and Director,
KaiserSteel Corporation

H. Frederick Christie
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

Joe E. Davis
Encino, California
Private investor; former Chairman of the Board, Linear Corporation; former President and
Chief Executive Officer,
National Health Enterprises, Inc.

Martin Fenton, Jr.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

Mary Myers Kauppila
Boston, Massachusetts
Founder and President,
Energy Investment, Inc.

Richard H.M. Holmes retired from the Board effective December 16, 1997. He had been a founding member of the Board of Trustees and the first President of the series from 1983 to 1985. The Trustees thank him for his many contributions to the series.

Kirk P. Pendleton
Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer,
Cairnwood, Inc.
(venture capital investment)

James F. Rothenberg
Los Angeles, California
President of the series
President and Director,
Capital Research and Management Company

Thomas E. Terry
Los Angeles, California
Chairman of the Board of the series
Consultant;
former Vice President and Secretary,
Capital Research and Management Company

OTHER OFFICERS

James K. Dunton
Los Angeles, California
Senior Vice President of the series
Senior Vice President and Director,
Capital Research and Management Company

Abner D. Goldstine
Los Angeles, California
Senior Vice President of the series
Senior Vice President and Director,
Capital Research and Management Company

Michael J. Downer
Los Angeles, California
Vice President of the series
Senior Vice President - Fund Business
Management Group,
Capital Research and Management Company

Claudia P. Huntington
Los Angeles, California
Vice President of the series
Director,
Capital Research and Management Company

Robert W. Lovelace
Los Angeles, California
Vice President of the series
Executive Vice President and Director,
Capital Research Company

Dina N. Perry
Washington, D.C.
Vice President of the series
Senior Vice President,
Capital Research and Management Company

John H. Smet
Los Angeles, California
Vice President of the series
Vice President,
Capital Research and Management Company

Chad L. Norton
Los Angeles, California
Secretary of the series
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Robert P. Simmer
Norfolk, Virginia
Treasurer of the series
Vice President - Fund Business
Management Group,
Capital Research and Management Company

Sheryl F. Johnson
Norfolk, Virginia
Assistant Treasurer of the series
Assistant Vice President - Fund Business
Management Group,
Capital Research and Management Company

Steven N. Kearsley retired as an officer of the series effective June 18, 1997. He served as Treasurer from 1983 to 1995 and Vice President from 1983 to 1997. The Trustees thank him for his dedicated service to the series.

OFFICES OF THE SERIES AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker llp
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT ACCOUNTANTS
Price Waterhouse llp
400 South Hope Street
Los Angeles, California 90071-2889

This report is for the information of American Variable Insurance Series investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus for American Variable Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 1998, this report must be accompanied by an American Legacy II Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA MED/FS/3223
(c)1998 American Funds Distributors, Inc.
Lit. No. VI-011-0198